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                                                                   EXHIBIT 10.16

C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP

C H A N C E                                                       EXECUTION COPY





                                Dated 24 May 2002




                              CMP BATTERIES LIMITED

                            EXIDE (DAGENHAM) LIMITED

                              FULMEN (U.K.) LIMITED

                                       And

                                 DETA UK LIMITED
                              together, the Sellers

                            EXIDE HOLDING EUROPE S.A.
                                 as Offer Agent

                            BATTERIES FUNDING LIMITED
                                    as BUYER

                                 CITIBANK, N.A.
                               as Operating Agent


                 ----------------------------------------------


                         RECEIVABLES SECURITISATION DEED


                 ----------------------------------------------

                                    CONTENTS

Clause                                                                                                 Page
1.   Definitions And Construction ................................................................        1
2.   Facility ....................................................................................       24
3.   Conditions Precedent ........................................................................       24
4.   Purchases ...................................................................................       27
5.   Collections And Settlement ..................................................................       32
6.   Fees, Costs And Stamp Duty ..................................................................       35
7.   Payments And Computations, Etc. .............................................................       38
8.   Representations And Warranties Of Each Seller And Exide Europe ..............................       39
9.   Affirmative Covenants Of Each Seller ........................................................       42
10.  Negative Covenants Of Each Seller And Exide Europe ..........................................       44
11.  Reporting Requirements Of Each Seller .......................................................       45
12.  Servicer, Collections And Buyer Account .....................................................       47
13.  Protection Of The Buyer's Rights ............................................................       51
14.  Responsibilities Of Each Seller .............................................................       52
15.  Agency And Indemnities ......................................................................       54
16.  Amendments, Etc. ............................................................................       56
17.  Notices .....................................................................................       57
18.  No Waiver: Remedies .........................................................................       57
19.  Binding Effect: Assignability ...............................................................       58
20.  Further Assurance - Restructuring ...........................................................       59
21.  Termination .................................................................................       59
22.  No Proceedings ..............................................................................       60
23.  Execution In Counterparts: Severability .....................................................       60
24.  Confidentiality .............................................................................       60
25.  Governing Law And Jurisdiction ..............................................................       61
26.  Process Agent ...............................................................................       61

Schedule 1 .......................................................................................       62
     Part 1 Offices Of The Sellers/Collection Account/Seller Non Transaction Account .............       62
     Part 2 Buyer Account ........................................................................       63

Schedule 2 Form Of Admission Of Additional Seller ................................................       64

 Form Of Settlement Statement ....................................................................       67

Schedule 4 Form Of Summary Report ...........................................................         68
Schedule 5 Initial Conditions Precedent .....................................................         70
Schedule 6 Letter Of Offer ..................................................................         72
     Part 1 On Initial Offer Date ...........................................................         72
     Part 2 On Any Subsequent Offer Date ....................................................         74
Schedule 7 Form Of Contract .................................................................         76
Schedule 8 ..................................................................................         77
     Part 1 Information To Be Provided To Exide Europe ......................................         77
     Part 2 Form Of Monthly Summary .........................................................         78
Schedule 9 Letter Of Undertaking ............................................................         80
Schedule 10 List Of Account Debtors Other Than Designated Account Debtors ...................         85
Schedule 11 Payment Instructions ............................................................         86
     Part 1 .................................................................................         86
     Part 2 .................................................................................         86
Schedule 12 Enigma Licence Agreement ........................................................         87
Schedule 13 Form Of Interim Trust Account Bank Mandates .....................................         89
Schedule 14 Form Of Trust Account Bank Mandates .............................................        135
Schedule 15 Directors' Certificate ..........................................................        144
Schedule 16 Power Of Attorney In Favour Of Citibank And Batteries Funding Limited ...........        146
Schedule 17 Special Dilution Reserve ........................................................        149

THIS RECEIVABLES SECURITISATION DEED, dated 24 May 2002, is made among:

(1) CMP BATTERIES LIMITED, a company with its registered office at P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD ("CMP");

(2) FULMEN (U.K.) LIMITED, a company with its registered office at P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD ("Fulmen");

(3) DETA UK LIMITED, a company with its registered office at P.O. Box 1, Salford Road, Bolton BL5 1DD ("Deta");

(4) EXIDE (DAGENHAM) LIMITED, a company with its registered office at P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD ("Exide Dagenham");

         (all of the above parties, together with any Additional Seller (as defined herein) are collectively referred to as the "Sellers", or where the context requires, are also individually referred to as a "Seller");

(5) EXIDE HOLDING EUROPE S.A., a French Societe Anonyme, with its registered office at 5-7 Allee des Pierres Mayettes, 92636 Gennevilliers Cedex, France (the "Offer Agent" or "Exide Europe" as applicable);

(6) BATTERIES FUNDING LIMITED, a company with its registered office at West Block, International Financial Services Centre, Dublin 1, Ireland (the "Buyer");

(7) CITIBANK, N.A., a United States national banking association acting through its London branch at 336 Strand, London WC2R 1HB (the "Operating Agent").

Preliminary Statements

(A) The Sellers and the Buyer have agreed, upon the terms and subject to the conditions of this Deed, that the Offer Agent may from time to time for and on behalf of the Sellers offer to assign Receivables arising, from time to time, from Contracts and, in the event that the Buyer determines to accept such offers, it will do so in the manner prescribed herein; and

(B) The Operating Agent has been requested and is willing to act as Operating Agent as set out in this Deed and, in particular, in Clause 15(A), subject to the ability of the Operating Agent to delegate its obligations pursuant to the terms of this Deed, in particular, Clause 4(G).

NOW, THEREFORE, the parties agree as follows:

1.       Definitions And Construction

         In this Deed (including the Preliminary Statements):

(A) Accounting Terms: All accounting terms not specifically defined in this Deed shall be construed in accordance with generally accepted accounting principles as in effect on the date hereof in England and Wales.

(B)      Defined Terms: The following terms shall have the meanings indicated:

         "Acceptance Fee" has the meaning ascribed to that term in Clause 4(B).

         "Account Debtor" means a Person obliged to make payment(s) pursuant to a Contract.

         "Accounts Receivable Listing" means a list, by invoice number, of all of the Contracts entered into with Designated Account Debtors which are shown on each Seller's general ledger as outstanding as at (but excluding) each relevant Reference Date including the information specified in Clause 4(E) together with such other information concerning each Contract, and in such format, as the Operating Agent may specify.

         "Accounts Receivable Trial Balance" means each Seller's accounts receivable trial balance computer printout, containing a list of Designated Account Debtors together with the aged Outstanding Balance of the Receivables.

         "Accruals" means, as of any time, the aggregate amount by which the face value of Eligible Receivables which are Paid Receivables have been reduced by virtue of any prompt payment discounts, accruals for volume rebates, warranty claims by the applicable Designated Account Debtor(s), and other credit notes (including, without limitation, credit notes issued to Account Debtors as a result of disputes, claims and invoicing errors by the Sellers).

         "Additional Designated Account Debtor" means an Account Debtor designated by a Seller as a Designated Account Debtor pursuant to Clause 4(A)(2).

         "Additional Seller" means any member of the Exide European Group which becomes party to this Deed in accordance with Clause 19(D).

         "Advance Payment" means, at any time, the aggregate amount of any withdrawals from (prior to the Payment Instruction Date) the Collection Accounts and (on and following the Payment Instruction Date) the Dedicated Collection Accounts made by the Sellers under Clause 12(C) to the extent they are outstanding and not repaid.

         "Adverse Claim" means any claim of ownership, lien, security interest, mortgage, charge, or encumbrance, or other right or claim of any Person.

         "Admission of Additional Seller" means an agreement substantially in the form set out in Schedule 2.

         "Affiliate" when used with respect to a Person, a Subsidiary of that Person or a Holding Company of that Person or any other Subsidiary of that Holding Company.

         "Approved Currency" means (a) on the date hereof, (i) in relation to each Seller, Sterling, (ii) in relation to CMP, Euro and (b) thereafter, with the prior written consent of the Operating Agent and in addition to Sterling and (in respect of CMP) Euro, Euro and Dollars.

         "Approved Jurisdiction" means each (i) jurisdiction in the European Union, or (ii) any other jurisdiction in respect of which the Seller has obtained as security from the applicable Designated Account Debtor a clear and unconditional demand letter of credit (governed by the Uniform Customs and Practice for Documentary Credits) from a bank whose short-term debt is rated at least A-1 and P-1 by the Rating Agencies, the term of which is in form and substance satisfactory to the Operating Agent (acting reasonably) and the conditions of which are in form and substance satisfactory to the Operating Agent (acting reasonably), and which letter of credit has been fully assigned to the Operating Agent on behalf of the Buyer (which assignment shall include full notice to the applicable bank issuing the letter of credit), requiring payment to be made directly to the Operating Agent on behalf of the Buyer.

         "Buyer Account" means each account in the name of the Buyer with Citibank, the details of which are set out in Schedule 1 Part 2, or (with the prior written consent of the Operating Agent) such other account at such bank as the Buyer may utilise for the purposes of this Deed and designate as a Buyer Account.

         "Buyer Entitlement" means, at any time, in respect of the total amount standing to the credit of each Collection Account, the portion thereof attributable to or representing Collections together with interest credited by the Collection Account Bank to such portion.

         "Capital" equals, on any Settlement Date, the aggregate of the Dollar Equivalent of the Existing Receivables Purchase Price and Future Receivables Purchase Price paid to the Sellers (including, on such Settlement Date, if any) less the aggregate amount of Collections which have been paid to the Buyer as of such Settlement Date.

         "Citibank" means Citibank, N.A., a national banking association under the laws of the United States of America.

         "Collection Account" means in respect of each Seller, the trust account set opposite the relevant Seller's name in Schedule 1 Part 1 under the heading "Collection Account", in each case in the name of the appropriate Seller (or, with respect to Exide Dagenham, its agent, Exide Batteries Limited "Exide Batteries"), established with the Collection Account Bank pursuant to an Interim Trust Account Bank Mandate or such other account or accounts with the Collection Account Bank as may, with the prior written consent of the Operating Agent, be utilised for the purposes of this Deed and designated as a Collection Account.

         "Collection Account Bank" means, in respect of each Seller, such bank and branch at which a Collection Account or a Dedicated Collection Account is, with the prior written consent of the Operating Agent, maintained from time to time.

         "Collections" means, with respect to any Purchased Receivable, all cash collections received and other cash proceeds of that Purchased Receivable (excluding any cash proceeds arising under any transaction as referred to in Clause 19(C)) and of any Related Security with respect to that Purchased Receivable received.

         "Concentration Amount" means as of any date, with respect to each Designated Account Debtor, the product of (a) the Concentration Limit applicable to such Designated Account Debtor and (b) the Dollar Equivalent of the Programme Eligible Receivables.

         "Concentration Limit" means, in relation to the aggregate Receivables for each Designated Account Debtor: (a) for any single Designated Account Debtor rated at least A-l or P-l or its equivalent by the Rating Agencies, 17%; (b) for any single Designated Account Debtor rated A-2 or P-2 or its equivalent by the Rating Agencies, 8.5%; (c) for any single Designated Account Debtor rated A-3 or P-3 or its equivalent by the Rating Agencies, 5.66%; (d) for any single Designated Account Debtor rated below A-3 or P-3 or not rated on its short term debt, 3.4% (to the extent an Designated Account Debtor does not have a short term rating but has an actual or implied senior long-term debt rating, the applicable percentage will be determined based on equivalent senior long-term debt ratings (as determined by the Operating Agent) for the short term ratings specified above).

         "Contract" means a written agreement (and, for the avoidance of doubt, includes any oral agreement evidenced by an invoice containing or referring to the standard terms of business of the relevant Seller) between a Seller and an Account Debtor pursuant to which such Account Debtor is obliged to pay for goods or services sold or provided by such Seller (including any value added tax in respect thereof) from time to time.

         "Country" means the United Kingdom.

         "Credit and Collection Policy" means each Seller's policies, practices and procedures relating to Contracts and Receivables in form and content satisfactory to the Operating Agent in accordance with paragraph (k) of Schedule 5 as modified from time to time with the consent of the Operating Agent.

         "Currency Exchange Agreement" means the spot currency agreement and the forward currency agreement to be entered into on or prior to the Effective Date by the Buyer and a counterparty rated at least A-1 and P-1 or its equivalent by the Rating Agencies (a "Swap Counterparty") to exchange, respectively, the amount in Dollars received by the Buyer under the Facilities Agreement into the currencies of the denomination of the Receivables acquired by the Buyer under all Origination Agreements to which it is a party and the currencies of the amount of Collections payable to the Buyer under all Origination Agreements to which it is a party into Dollars.

         "Currency Exchange Costs" means the costs payable by the Buyer to the counterparty under the Currency Exchange Agreement (expressed as a percentage of Capital);

         "Custody Documents" means this Deed or any Letter of Offer hereunder.

         "Debt" means any indebtedness, present or future, actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatever and, without limitation, shall include:

         (1) indebtedness under or in respect of a negotiable or other financial instrument, Guarantee, interest, gold or currency exchange, hedge or arrangement of any kind, redeemable share, share the subject of a Guarantee, discounting arrangement, finance lease or hire purchase agreement;

         (2) the deferred purchase price (for more than 90 days) of an asset or service; and

         (3) any obligation to deliver goods or other property or provide services paid for in advance by a financier or in relation to another financing transaction.

         "Dedicated Collection Account" means in respect of each Seller, the trust account to be established with the Collection Account Bank on or prior to the Payment Instruction Date pursuant to a Trust Account Bank Mandate.

         "Deemed Settlement Date" means a date which would have been a Settlement Date were it not to fall during a Specified Bank Holiday Period.

         "Default Ratio" as of any date, is equal to the ratio (expressed as a percentage) for the most recent month for which such ratio is available of (i) aggregate Eligible Receivables which are Paid Receivables that were 91-120 days past due at the end of each such month plus Eligible Receivables which are Paid Receivables that were charged off (or, without duplication, which should have been charged off) as uncollectible during each such month which, if they had not been charged off (or, without duplication, which should have been charged off) would have been less than 90 days past due during such month to
         (ii) aggregate sales giving rise to Receivables that were generated during the calendar month immediately preceding the commencement of the Loss Horizon preceding such date.

         "Defaulted Receivable" means an Eligible Receivable which is a Paid Receivable and:

         (1) which, after the original due date, remains unpaid in whole or in part for more than 90 days;

         (2) in respect of which the Designated Account Debtor has taken any action, or suffered any event to occur, of the type described in Clause 11(D)(2); or

         (3) which has been, or should be, written off or provided for in the Seller's books as uncollectible in accordance with the Credit and Collection Policy.

         "Designated Account Debtor" means, at any time, all Account Debtors (other than those designated in Schedule 10) unless the Operating Agent has advised the Offer Agent (on behalf of the Sellers) that an Account Debtor shall not be considered a Designated Account Debtor.

         "Determination Date" means initially, the Effective Date and thereafter, each following Monday (or such other day as may be agreed from time to time between the Offer Agent (on behalf of the Sellers) and the Operating Agent); provided however, if such day is not a Programme Business Day, the applicable Determination Date shall be the next succeeding Programme Business Day.

         "Diluted Receivable" means that portion of any Eligible Receivable which is a Paid Receivable which is either (a) reduced or cancelled as a result of (i) any defective or rejected goods or services, or any failure by any Seller to deliver any goods or services or otherwise to perform under the underlying Contract or invoice, or (ii) any change in the terms of or cancellation of any Contract or invoice or any other adjustment by any Seller which reduces the amount payable by the Designated Account Debtor on the related Paid Receivable or (iii) any set-off in respect of any claim by the Designated Account Debtor on the related Eligible Receivable which is a Paid Receivable or (b) subject to any specific dispute, offset, counterclaim or defence whatsoever (except the discharge in bankruptcy of the Designated Account Debtor thereof).

         "Dilution Horizon" means, at any time, the estimated weighted average period in days between the issuance of invoices and the related credit note, if any, by the Programme Sellers, as such period is calculated by the Operating Agent from time to time.

         "Dilution Horizon Ratio" equals the higher of (a) the Dollar Equivalent of total sales giving rise to Programme Receivables for the Programme Sellers for the past Dilution Horizon divided by the Dollar Equivalent of the outstanding balance of Eligible Receivables (whether or not they are Paid Receivables) (as such term is used in each applicable Origination Agreement) aggregated among all Origination Agreements as of the end of the most recent month and (b) 0.5.

         "Dilution Ratio" as of any date, is equal to the ratio (expressed as a percentage) for the most recently ended month of (i) the aggregate amount of Receivables that become Diluted Receivables during each such month to (ii) the aggregate sales giving rise to Receivables that were originated during the preceding month.

         "Dilution Reserve" means as of any Settlement Date:

         (PER minus DefR) x max [DYN, FLOOR]

         where:

         DYN      =     [(SF2 x ED) + DVF] x DHR

         FLOOR    =     ED x DHR

         Provided that the Dilution Reserve shall never be less than the amount such that, when aggregated to the floor applicable to the Loss Reserve, is equal to the Euro Equivalent of Dollars 15,000,000 where:

         PER      =     The aggregate amount of the Programme Eligible
                        Receivables

         DefR     =     The aggregate amount of Programme Eligible Receivables
                        that are Defaulted Receivables (as defined in and aggregated among all Origination Agreements)

         SF2    =    Stress Factor 2 = 2.25

         ED     =    The average Programme Dilution Ratio during the
                     preceding 12 months

         DVF    =    Dilution Volatility Factor

         DHR    =    Dilution Horizon Ratio

         "Dilution Volatility Factor" means as of any date, a percentage equal to the product of (i) the amount by which (A) the highest two month average Programme Dilution Ratio during the most recently ended twelve month period exceeds (B) the average of the Programme Dilution Ratios during such twelve month period and (ii) (A) the highest two month average Programme Dilution Ratio during such twelve month period divided by (B) the average of the Programme Dilution Ratios during such twelve month period.

         "Directors' Certificate" means a certificate in the form appended in
         Schedule 15.

         "Discount" means, with respect to (i) Existing Receivables the subject of a Letter of Offer or (ii) Purchased Receivables (which were Future Receivables at the time of their Purchase) having come into existence during the relevant Reference Period, on the relevant Settlement Date, the sum of applicable Yield, the applicable Country's Proportionate Share of Programme Costs, applicable Accruals and the sums then required to bring applicable Reserves and the Stamp Duty Reserve to their required levels.

         "Dollar Equivalent" of any sum in any currency at any time means the amount of Dollars that would be purchased under the Currency Exchange Agreement at the Spot Rate determined for such sum as at the most recent Settlement Date.

         "Dollars" and the sign "$" each mean the lawful currency of the United States of America.

         "Early Amortisation Event" means the first to occur of:

         (1) any Originator or Exide Europe defaults in the payment on the due date of any payment due and payable by it under or relating to the Relevant Documents to which it is a party and such default continues unremedied for a period of five (5) Local Business Days after the earlier of such Originator or Exide Europe becoming aware of such default and the receipt by such Originator or Exide Europe of written notice by the Operating Agent requiring the same to be remedied;

         (2) subject to Clause 12(D), any Originator, Exide Europe or the Offer Agent (if an Affiliate of Exide Technologies other than Exide Europe) defaults in the performance or observance of any of its other covenants and obligations, or breaches any representation or warranty under the Relevant Documents to which it is a party, which in the reasonable opinion of the Operating Agent is materially prejudicial to the interests of the Buyer and/or the Lenders and/or the Operating Agent, and such default is not remedied to the satisfaction of the Operating Agent within five Local Business Days of the earlier of such Originator, Exide Europe or the Offer Agent (if an Affiliate of Exide Technologies other than Exide Europe) becoming aware of such default and receipt by such Originator, Exide Europe or the Offer Agent (if an Affiliate of Exide Technologies other than Exide Europe) of written notice by the Operating Agent requiring the same to be remedied (for the avoidance of doubt, for the purposes of this paragraph (2) if such Originator satisfies its obligations pursuant to Clause 5(D) within such five Local Business Day period, such default or breach shall not be considered to be an Early Amortisation Event);

         (3) an effective resolution is passed for the winding up of any Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or the Offer Agent (if an Affiliate of Exide Technologies other than Exide Europe);

         (4) any Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or the Offer Agent (if an Affiliate of Exide Technologies other than Exide Europe) ceases or threatens to cease to carry on its business or ceases to carry on the whole or a substantial part of its business, or stops payment or threatens to stop payment of its debts, or such Originator or Exide Batteries (for so long as it is the agent of Exide Dagenham) becomes unable to pay its debts, or is deemed unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 (as that section may be amended, varied or re-enacted) (or, with respect to Exide Europe, within the meaning of Law No. 85-98 of 25 January 1985 (as amended) or, with respect to the Offer Agent (if an Affiliate of Exide Technologies other than Exide Europe), within the meaning of equivalent provisions under applicable law), or becomes unable to pay its debts as they fall due, or the value of its assets falls to less than the amount of its liabilities (taking into account for both these purposes its contingent and prospective liabilities) or otherwise becomes insolvent;

         (5) Exide Europe ceases at any time to own, directly or indirectly, a minimum of 80% of each class of the outstanding capital stock of any Seller;

         (6) any Debt of a member of the Exide Europe Group in excess (in the aggregate) of the Euro Equivalent of $5,000,000 becoming prematurely due and payable or is placed on demand as a result of an event of default (howsoever described) under the document relating to that Debt;

         (7) any sale of Eligible Receivables pursuant to this Deed ceases to create or is determined not to be a valid sale in equity of such Eligible Receivables;

         (8) proceedings are initiated against any Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or the Offer Agent

              (if an Affiliate of Exide Technologies other than Exide Europe) in respect of its liquidation, winding-up, administration, insolvency, composition, reorganisation (other than a reorganisation the terms of which have been approved by the Operating Agent and where such Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or the Offer Agent (if an Affiliate of Exide Technologies other than Exide Europe) is solvent) under any applicable liquidation, administration, insolvency, composition, reorganisation or other similar laws save where such proceedings are being contested in good faith by such Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or (if an Affiliate of Exide Technologies other than Exide Europe) the Offer Agent, or an administrative or other receiver, servicer or other similar official is appointed in relation to such Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or (if an Affiliate of Exide Technologies other than Exide Europe) the Offer Agent or in relation to the whole or any substantial part of the undertaking or assets of such Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or (if an Affiliate of Exide Technologies other than Exide Europe) the Offer Agent or an encumbrancer shall take possession of the whole or any substantial part of the undertaking or assets of such Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or (if an Affiliate of Exide Technologies other than Exide Europe) the Offer Agent, or a distress or execution or other process shall be levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of such Originator, Exide Europe or (if an Affiliate of Exide Technologies other than Exide Europe) the Offer Agent and in any of the foregoing cases it shall not be discharged within 15 days;

         (9) if any Originator, Exide Europe, Exide Batteries (for so long as it is the agent of Exide Dagenham) or (if an Affiliate of Exide Technologies other than Exide Europe) the Offer Agent shall initiate or consent to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, composition, reorganisation or other similar laws or shall make a conveyance or assignment for the benefit of its creditors generally;

         (10) for any three month period, the average Default Ratio exceeds 6%;

         (11) for any three month period, the average Dilution Ratio exceeds
              12%;

         (12) for any three month period, the Loss to Liquidation Ratio exceeds 0.5%;

         (13) for any three month period, the average Programme Default Ratio exceeds 6%;

         (14) for any three month period, the average Programme Dilution Ratio exceeds 12%;

         (15) for any three month period, the average Programme Loss to Liquidation Ratio exceeds 0.5%;

         (16) a Programme Amortisation Event (as such term is defined in any other Origination Agreement) occurs;

         (17) any amount owing under the US DIP Facility Agreement becomes immediately due and payable as a result of the occurrence of an Event of Default (as that term is defined in the US DIP Facility Agreement) thereunder; and

         (18) an Event of Default (as that term is defined under the Facilities Agreement) occurs.

         "Effective Date" means the date upon which the initial conditions precedent set forth in Schedule 5 have been satisfied and which has been designated as such by the Operating Agent, which day shall be a Thursday (or such other day as may be agreed by the Offer Agent (on behalf of the Sellers) and the Operating Agent) which is a Programme Business Day.

         "Eligible Receivable" means a Receivable:

         (1) the Account Debtor of which is a corporate body or corporate entity which is (according to the address specified in the related invoice) resident of an Approved Jurisdiction;

         (2) the Account Debtor of which is a Designated Account Debtor and is not an Affiliate of any party to this Deed;

         (3) the Account Debtor of which is not the Account Debtor of any Defaulted Receivables the aggregate Outstanding Balance of which equals or exceeds 10% of the aggregate Outstanding Balance of all Receivables of such Account Debtor;

         (4) in respect of the Account Debtor of which no delivery or shipment has been cancelled or suspended for credit reasons and no credit line or accommodation has been cancelled or suspended for credit reasons, in either case at any time in the 2 years preceding the date that the invoice relating thereto is despatched;

         (5) which is not a Defaulted Receivable (A) at the date of Purchase (in respect of Existing Receivables) and (B) at the date on which such Receivables becomes a Paid Receivable (in respect of Future Receivables);

         (6) which, according to the Contract related thereto, is required to be paid in full on a date which falls (A) not earlier than the Purchase Date (in respect of Existing Receivables) and not earlier than the date on which such Receivables becomes a Paid Receivable (in respect of Future Receivables) and (B) within 90 days in respect of CMP and Deta (and which is not, in respect of Deta, and for the avoidance of doubt, subject to a Sales Scheme) or 120 days in respect of Fulmen and Exide Dagenham, after the earlier of the original billing date and the date that the invoice relating thereto is despatched;

         (7) the Dollar Equivalent of the Outstanding Balance of which, when added to the Dollar Equivalent of the Outstanding Balance (as that term is defined under each Origination Agreement) of all other Paid Receivables (as such term is used in each applicable Origination Agreement) owing by the same Account Debtor or any of its Affiliates under all Origination Agreements, does not exceed the Concentration Amount;

         (8)  which is denominated and payable only in an Approved Currency;

         (9) which (A) arises under a form of Contract set out in Schedule 7 (or which otherwise has been duly authorised by the Operating Agent), which is stated to be, and is, governed (for the purposes of the conflict of laws principles of the Approved Jurisdiction in question) by English law and which, together with such Receivable, is in full force and effect and constitutes the legal, valid, binding and enforceable obligation of the Account Debtor, (B) is freely assignable (or if not assignable without the consent of the Account Debtor, such consent has been obtained to the satisfaction of the Operating Agent) and (C) is not subject to any Adverse Claim or dispute, set off, counterclaim or defence whatsoever;

         (10) which, together with the Contract related thereto, does not contravene in any material respect any applicable laws, rules or regulations and with respect to which the Seller is not in violation of any such law, rule or regulation in any material respect;

         (11) which (A) satisfies all applicable requirements of the Credit and Collection Policy and (B) complies with such other criteria and requirements (other than those relating to the collectability of such Receivable) as the Operating Agent may from time to time specify to the Seller and which are based on a criterion or requirement of any one or more of the Rating Agencies;

         (12) which is not subject to withholding taxes on payments from the Account Debtors in respect thereof;

         (13) which represents all or part of the sales price in respect of the supply of goods or services in the Approved Jurisdiction in question;

         (14) the Account Debtor of which is not a government agency or local authority unless, the Account Debtor of which is considered a separate corporate entity under applicable law that is owned, directly or indirectly by a government agency or local authority;

         (15) which has not been prepaid in whole or in part;

         (16) for which all goods and services to which it relates have been delivered and performed, and all requirements of such Contract concerning the nature, amount, quality, condition or delivery of the goods or services, or upon which payment of such Receivable may be dependent, have been fulfilled in all material respects; and

         (17) the Account Debtor of which has, in respect of Purchased Receivables (other than Defaulted Receivables) falling due for payment on or after 31 August 2002, paid in full the most recent Purchased Receivable owing by it directly to the credit of the relevant Dedicated Collection Account.

         "Enigma" means the proprietary computer software furnished by Citibank pursuant to the Enigma Licence Agreement, as such computer software may be modified, updated or replaced by Citibank from time to time.

         "Enigma Licence Agreement" means an agreement in the form of Schedule 12 hereto, duly executed by the Offer Agent.

         "Euro" means the single currency unit of the Participating Member
         States.

         "Euro Equivalent" of any sum and at any time means the amount of Euro that would be purchased under the Currency Exchange Agreement at the Spot Rate for such sum at such time.

         "Exide Europe" means Exide Holding Europe S.A., a French societe anonyme.

         "Exide Europe Group" means Exide Europe and all of its Subsidiaries.

         "Exide Group" means Exide Technologies and all of its Subsidiaries.

         "Exide Technologies" means Exide Technologies, a Delaware Corporation.

         "Existing Receivables" means all Receivables which are specified by (or on behalf of) the Sellers (i) in the initial Letter of Offer as being in existence in respect of Designated Account Debtors as at the Initial Reference Date and (ii) in any subsequent Letter of Offer, as being in existence in respect of Additional Designated Account Debtors as at the Reference Date immediately preceding the Offer Date in respect of such Letter of Offer.

         "Existing Receivables Purchase Price" means, on any Purchase Date, in respect of Existing Receivables comprised in a Group of Receivables, an amount in Sterling equal to the Outstanding Balance of those of the Receivables which are Eligible Receivables as at the Reference Date immediately preceding the relevant Offer Date less the Discount applicable on the Purchase Date immediately succeeding such Offer Date, as calculated by the Operating Agent.

         "Facilities Agreement" means the agreement entered into on or about the date hereof among, inter alia, the Buyer and the Lenders.

         "Facility Fee" means 0.75 % per annum of the positive difference between (i) the Facility Limit and (ii) Programme Capital (as such fee is calculated monthly in arrears and applied on each Settlement Date).

         "Facility Limit" means Dollars 177,500,000 as such amount may be reduced from time to time upon notice given by the Operating Agent to the Offer Agent (on behalf of the Sellers) as a result of the event specified in Clause 7.1 of the Facilities Agreement.

         "Fees Letter" means the fees letters dated as of the date hereof, between Exide Europe and the Operating Agent in respect of the calculation and payment of certain fees.

         "Foreign Currency Reserve" as of any Settlement Date will equal 5% of Programme Capital on such Settlement Date, or such other amount as determined by the Operating Agent (and notified in writing to the Offer Agent), acting reasonably (upon the written request of a Seller after any redetermination of the level of the Foreign Currency Reserve, the Operating Agent agrees to provide such Seller with information relating to the basis of such redetermination).

         "Future Receivables" means all Receivables owing by a Designated Account Debtor which are not Existing Receivables.

         "Future Receivables Purchase Price" means, on any Settlement Date, in respect of Future Receivables comprised in a Group of Receivables which have come into existence during any Reference Period, an amount in Sterling equal to the Outstanding Balance of those of the Receivables which are Eligible Receivables as at the Reference Date immediately preceding such Settlement Date less the Discount applicable on such Settlement Date, as calculated by the Operating Agent.

         "German Excess Loss Reserve" means the positive difference (if any) between (i) the aggregate of the German Sellers' Proportionate Share (as such term is defined under the German RSA) of the Loss Reserve and
         (ii) an amount equal to 9% of the Outstanding Balance of Paid Receivables which are Eligible Receivables (as each such term is defined in the German RSA) under the German RSA.

         "Group of Receivables" means, at any time, all Receivables purchased or to be purchased by the Buyer on a Purchase Date or, as appropriate, the Group of Receivables specified in a Letter of Offer.

         "Guarantee" means any guarantee, indemnity, letter of credit or any other obligation or irrevocable offer (whatever called and of whatever nature):

         (1)  to pay or to purchase;

         (2) to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

         (3) to indemnify against the consequences of default in the payment of; or

         (4)  to be responsible otherwise for,

         an obligation or indebtedness of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the insolvency or financial condition of another person.

         "Holding Company" means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

         "Initial Offer Date" means the date which is two Programme Business Days before the Effective Date.

         "Initial Purchase" means the first Purchase completed under this Deed.

         "Initial Reference Date" means 24 May 2002.

         "Interest Period" means initially, the period commencing on (and including) the Effective Date and ending on (but excluding) the following Settlement Date, and thereafter, each period beginning on (and including) the day following the last day of the immediately preceding Interest Period and ending on (but excluding) the following Settlement Date; provided however, if such day is not a Programme Business Day, the applicable Interest Period shall end on the next succeeding Programme Business Day.

         "Interim Trust Account Bank Mandates" means the mandates substantially in the form set out in Schedule 13.

         "Lenders" means any bank, financial institution, trust, fund or other entity which is or may from time to time become a party to the Facilities Agreement as a "Lender" thereunder.

         "Letter of Offer" has the meaning assigned to that term in Clause 4(A).

         "Letter of Undertaking" means the Letter of Undertaking given by Exide Europe substantially in the form set out in Schedule 9 to this Deed.

         "LIBOR" means (a) the applicable Screen Rate or (b) (if no Screen Rate is available one week Dollars) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Operating Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, as of 11.00 a.m. London time on the Quotation Day for the offering of deposits in Dollars for a period comparable to the Interest Period.

         "Loan" means any loan to be made to the Buyer by the Lenders pursuant to the Facilities Agreement or, when made, the principal amount outstanding thereof.

         "Local Business Day" means any day (other than a Saturday or Sunday) on which banks and foreign exchange markets are open for business in London. Where an obligation is expressed in this Deed to be performed on a Local Business Day and such Local Business Day is not also a Programme Business Day, the applicable Local

         Business Day shall be the immediately preceding Local Business Day which is also a Programme Business Day.

         "Loss Reserve" as of any Settlement Date will equal:

         (PER minus DefR) x [max(DYN,FLOOR)] plus DefR where:

         DYN = SFl x LR x LHR

         FLOOR = CF

         Provided that the Loss Reserve shall never be less than an amount such that, when aggregated to the floor applicable to the Dilution Reserve is equal to the Euro Equivalent of Dollars 15,000,000 where:

         PER = The aggregate amount of Programme Eligible Receivables
         DefR = the aggregate amount of Programme Eligible Receivables that are Defaulted Receivables (as defined in and aggregated among all Origination Agreements)
         SF1 = Stress Factor One = 2.25
         LHR = Loss Horizon Ratio
         CF = Concentration Floor = 17%
         LR = Loss Ratio

         "Loss Horizon" equals the sum of 90 days plus the Weighted Average Term calculated among all Origination Agreements as of the Settlement Date.

         "Loss Horizon Ratio" equals the total sales giving rise to Programme Receivables for the Programme Sellers for the Loss Horizon divided by the outstanding balance of Programme Receivables as of the end of the most recent month.

         "Loss Ratio" as of any date equals the highest 3 month average Default Ratio aggregated among all Origination Agreements which has occurred in the 12 months immediately preceding such date.

         "Loss to Liquidation Ratio" as of any date, is equal to the ratio (expressed as a percentage) of (i) the Dollar Equivalent of the aggregate outstanding balance of all Receivables that were written off by the Sellers during the twelve month period most recently ended prior to such date to (ii) the aggregate amount of such total sales giving rise to Receivables less the Dollar Equivalent of the total Diluted Receivables during such twelve month period.

         "Mandatory Cost Rate" has the meaning ascribed to that term in the Facilities Agreement.

         "Margin" means 3.75% per annum.

         "Offer Date" means, initially, the Initial Offer Date and, thereafter, each Determination Date.

         "Origination Agreement" means as of any time each agreement or deed pursuant to which a member of the Exide Europe Group sells trade receivables originated in the ordinary course of business of such member company and which has been designated from time to time as such by the Operating Agent. Until and unless a designation has been made by the Operating Agent to the contrary, the Origination Agreements shall consist of (i) for the United Kingdom, this Deed, (ii) for France, (a) the Receivables Subrogation Agreement dated 6 June 1997 (as amended on the date hereof) between CEAC, Compagnie Europeenne d'Accumulateurs S.A.S. (the "French Seller"), Exide Europe Funding Ltd. ("Exide Funding"), the Offer Agent and the Operating Agent (the "French RSA") and (b) the Onward Receivables Sale Agreement dated as of the date hereof between Exide Europe Funding Ltd., the Buyer, the Offer Agent and the Operating Agent (the "French ORSA"), (iii) for Spain, the Receivables Sale Agreement dated as of the date hereof between Sociedad Espanola del Acumulador Tudor, S.A., Fulmen Iberica, S.L. (the "Spanish Sellers"), the Buyer, the Offer Agent and the Operating Agent (the "Spanish RSA"), (iv) for Italy, (a) the Receivables Purchase Agreement dated 3 June 1997 (as amended on the date hereof) between Exide Italia S.r.l., (the "Italian Seller") Archimede Securitisation s.r.l., the Offer Agent and the Operating Agent (the "Italian RSA") and (b) the Onward Sale Agreement dated as of the date hereof between Archimede Securitisation s.r.l., the Buyer and the Operating Agent (the "Italian OSA"), and (v) for Germany, the German Receivables Sale Agreement dated as of the date hereof between Exide Automotive Batterie GmbH, Deutsche Exide GmbH, Deutsche Exide Standby GmbH, (the "German Sellers") the Buyer, the Offer Agent and the Operating Agent (the "German RSA").

         "Originator" means each of CMP, Fulmen, Exide Dagenham, Deta and any Additional Seller, in its capacity as Seller or Sub-Servicer, as the context may require.

         "Outstanding Balance" of any Receivable at any time means the then unpaid face amount thereof (including VAT) (except for purposes of determining the Default Ratio, where the unpaid face amount of any Paid Receivable which has been, or would be, written off or provided for in a Seller's books as uncollectible in accordance with the Credit and Collection Policy shall be deemed to be zero).

         "Paid Receivables" means all Purchased Receivables the Existing Receivables Purchase Price (in respect of Existing Receivables) and Future Receivables Purchase Price (in respect of Future Receivables) of which has been paid by the Buyer pursuant to the provisions of this Deed.

         "Payment Instruction Date" means 31 July 2002.

         "Person" means an individual, partnership, company, body corporate, corporation, trust, unincorporated association, joint venture, government, or governmental body or agency or other entity.

         "Programme" means the revolving sale of trade receivables originated by Exide and certain Subsidiaries of Exide Europe and the funding of such revolving sale pursuant to the funding arrangements established in relation to each Origination Agreement.

         "Programme Amortisation Event" means any Early Amortisation Event under each other Origination Agreement other than an Early Amortisation Event of the type described in any of paragraphs (5), (7), (10), (11) or (12) of the definition "Early Amortisation Event" hereunder;

         "Programme Business Day" means any day (other than a Saturday or Sunday) on which banks are open for business in New York, London, Dublin, Paris, Frankfurt am Main, Milan and Madrid and which is a TARGET Day.

         "Programme Capital" equals, at any time, Capital aggregated among all Origination Agreements.

         "Programme Costs" means (i) the Facility Fee and (ii) all other fees set out in the Fees Letter.

         "Programme Default Ratio" as of any date, is equal to the weighted average of the Default Ratios calculated among all Origination Agreements;

         "Programme Dilution Ratio" as of any date, is equal to the weighted average of the Dilution Ratios calculated among all Origination Agreements.

         "Programme Eligible Receivables" means, on any Settlement Date, the aggregate Dollar Equivalent of the Outstanding Balance of Eligible Receivables (as that term is defined in each Origination Agreement), aggregated among all Origination Agreements which are Paid Receivables and which are to become Paid Receivables (as such term is defined in each Origination Agreement) on such Settlement Date, aggregated among all Origination Agreements.

         "Programme Loss to Liquidation Ratio" as of any date, is equal to the weighted average of the Loss to Liquidation Ratios calculated among all Origination Agreements.

         "Programme Receivables" means the aggregate Dollar Equivalent of Receivables (as defined in and aggregated among all Origination Agreements).

         "Programme Reserves" means the Reserves aggregated among all Origination Agreements.

         "Programme Sellers" means, collectively, all of the Affiliates of Exide Europe designated as Sellers or Originators pursuant to all of the Origination Agreements.

         "Proportionate Share" equals, at any time:

         (a) in respect of a Seller, the result of the formula: the Dollar Equivalent of all Eligible Receivables which are Paid Receivables from such Seller, divided by the Dollar Equivalent of all Eligible Receivables which are Paid Receivables; and

         (b) in respect of the Country, the result of the formula: the Dollar Equivalent of all Eligible Receivables which are Paid Receivables in the Country, divided by the Dollar Equivalent of all Eligible Receivables which are Paid Receivables (as such term is used in each Origination Agreement), aggregated among all Origination Agreements.

         "Purchase" means a purchase or purported purchase by the Buyer of a Group of Receivables from a Seller pursuant to the acceptance of an offer in accordance with this Deed.

         "Purchase Date" means the Effective Date and each Settlement Date after the Effective Date occurring before the Termination Date on which there is a Purchase of Receivables by the Buyer as contemplated by this Deed.

         "Purchased Receivable" means a Receivable (whether or not an Eligible Receivable) purchased or purported to be purchased by the Buyer pursuant to the acceptance of an offer in accordance with this Deed.

         "Quarterly Settlement Date" means, initially, the first Settlement Date falling in September 2002 and, thereafter, until the Termination Date, the first Settlement Date falling in the third calendar month following the calendar month of the immediately preceding Quarterly Settlement Date;

         "Quotation Day" means, in relation to any Interest Period, two Business Days before the first day of that period unless market practice differs in the London interbank market for Dollar, in which case the Quotation Day for that currency will be determined by the Operating Agent in accordance with market practice in the London interbank market (and if quotations would normally be given by leading banks in the London interbank market on more than one day, the Quotation Day will be the last of those days).

         "Rating Agencies" means Standard & Poor's Ratings Group, a division of the McGraw Hill Companies Inc. and Moody's Investors Service, Inc.

         "Receivable" means the indebtedness (including VAT) owed or which will become owed by any Designated Account Debtor under a Contract arising from a sale or contract of sale of merchandise or provision or contract of provision of services by a Seller and representing part or all of the sale price of such merchandise or services and includes the right to payment of any interest or finance charges and other obligations of such Designated Account Debtor with respect thereto.

         "Reference Banks" means the principal London offices of Citibank, N.A., Barclays Bank PLC and The Royal Bank of Scotland plc or such other banks as may be determined by the Operating Agent.

         "Reference Date" means each Friday or any other later date (as may be agreed from time to time between the Offer Agent (on behalf of the Sellers) and the Operating Agent) falling immediately prior to the next succeeding Determination Date.

         "Reference Period" means, initially, the period beginning on (and including) the Initial Reference Date and ending on (but excluding) the next following Reference Date and thereafter, each period from (and including) a Reference Date to (but excluding) the next following Reference Date.

         "Related Security" means with respect to any Receivable all of the Seller's interest in any goods and work in progress (including returned or repossessed goods and work in progress) relating to the sale creating such Receivable, and all insurance policies, security, deposits, guarantees, indemnities, letters of credit, bills of exchange, cheques, other negotiable instruments, warranties, retention of title and other agreements and arrangements not created or made by the Buyer supporting or securing payment of such Receivable.

         "Relevant Date" means the earlier of:

         (1) the date on which all Capital of all Groups of Receivables is reduced to zero; and

         (2) the date on which the Outstanding Balance of all Eligible Receivables which are Paid Receivables is reduced to zero.

         "Relevant Documents" means this Deed, the Letter of Undertaking, the Interim Trust Account Bank Mandates, the Trust Account Bank Mandates and the Fees Letter.

         "Reserves" means as of any date, the Dollar Equivalent of the Country's Proportionate Share of the sum of the Loss Reserve, the German Excess Loss Reserve, the Dilution Reserve, the Special Dilution Reserve, the Yield Reserve and the Foreign Currency Reserve.

         "Sales Scheme" means, in respect of Deta, a scheme pursuant to which
         (a) Receivables have extended or delayed payment terms exceeding 90 days, arise from sales on consignment or sales or (b) the good giving rise to such Receivables has been sold on a return basis.

         "Screen Rate" means the British Bankers' Association Settlement Rate for one week Dollars displayed on the appropriate page of Telerate Screen. If the agreed page is replaced or service ceases to be available, the Operating Agent may specify another page or service displaying the appropriate rate.

         "Security Interest" means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.

         "Sellers" means, CMP, Fulmen, Deta, Exide Dagenham and any Additional Seller made party to this Deed in accordance with Clause 19(D), and "Seller" means any of them.

         "Seller Entitlement" means, at any time, in respect of the total amount standing to the credit of each Collection Account together with interest thereon, the portion thereof which is not attributable to or representing Collections.

         "Seller Non-Transaction Account" means in respect of each Seller, the account set opposite the relevant Seller's name in Schedule 1 Part 1, under the heading "Seller Non-Transaction Account", in each case in the name of the appropriate Seller, established with the Collection Account Bank, or such other account at such branch of such bank as each Seller may from time to time specify by written notice to the Collection Account Bank with a copy to the Operating Agent.

         "Servicer" means at any time the Person then authorised pursuant to this Deed to service, administer and collect Purchased Receivables.

         "Settlement Date" means initially, the Effective Date and thereafter, each Thursday (or such other day as may be agreed from time to time between the Offer Agent (on behalf of the Sellers) and the Operating Agent) provided that in relation to a Thursday falling in a Specified Bank Holiday Period, the Settlement Date shall be the Thursday immediately succeeding such Thursday and provided further that, if any such day is not a Programme Business Day, the Settlement Date shall be the next succeeding Programme Business Day.

         "Settlement Period" means any period beginning on (and including) a Settlement Date and ending on (but excluding) the next following Settlement Date.

         "Settlement Statement" means a statement, as of any Settlement Date, prepared by the Operating Agent substantially in the form of Schedule 3 showing (amongst other things) the amount of Receivables purchased by the Buyer during the last Settlement Period.

         "Special Dilution Reserve" means:

         (a) on each Settlement Date other than that falling immediately prior to a Deemed Settlement Date, an amount equal to the percentage, set opposite such settlement Date in Schedule 17, of the Programme Eligible Receivables on such date (including any Eligible Receivables sold or transferred on such date under or pursuant to each Origination Agreement); and

         (b) on each Settlement Date falling immediately prior to a Deemed Settlement Date, an amount determined by the Operating Agent (acting reasonably) as a reserve to cover the estimated excess of Collections to be received over Receivables which may be generated under all Origination Agreements during the two successive Reference Periods immediately succeeding such Settlement

               Date (such amount to be notified by the Operating Agent to the Offer Agent on the Determination Date immediately preceding such Settlement Date),

         provided however that the Special Dilution Reserve determined in paragraph (a) or (b) above may be adjusted from time to time by the Operating Agent (acting reasonably) on the basis of actual excess of Collections received over Receivables generated based on recent history of Collections' and Receivables' generation and any expected change in the sales pattern of any Seller (including, without limitation, a reduction of the number of Designated Account Debtors and a reduction of sales to designated Account Debtors) (such adjustment amounts to be notified by the Operating Agent to the Offer Agent on the Determination Date immediately preceding such Settlement Date).

         "Specified Bank Holiday Period" means the relevant calendar week:

         (a)   in which the 25/th/ of December falls;

         (b)   in which Easter falls; and

         (c)   in which the 15/th/ of August falls.

         "Spot Rate" means, as of any Settlement Date, the spot rate utilised under the Currency Exchange Agreement, as determined for such Settlement Date.

         "Stamp Duty" means any stamp duty, stamp duty reserve tax, registration or other transaction or documentary tax (including without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

         "Stamp Duty Account" means the account kept pursuant to Clause 6(D).

         "Stamp Duty Reserve" as of any time means 4% of the value of the Outstanding Balance of Paid Receivables (or such greater or lesser amount that may be required under then-applicable United Kingdom stamp duty legislation).

         "Sterling" and the sign "(pound)" each mean the lawful currency of the United Kingdom.

         "Subsidiary" means, in relation to any company or corporation, a company or corporation:

         (a) which is controlled, directly or indirectly, by the first mentioned company or corporation; or

         (b) more than half the issued share capital of which is beneficially owned, directly or indirectly by the first mentioned company or corporation; or

         (c) which is a Subsidiary of another Subsidiary of the first mentioned company or corporation,

         and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

         "Summary Report" means a report as of each Determination Date or more frequently if requested by the Operating Agent, substantially in the form of Schedule 4, furnished by each Seller to the Operating Agent pursuant to Clause 11(E).

         "Summary Report Date" means each Determination Date or such other dates as the Operating Agent may request.

         "TARGET" means the Trans-European Automated Real-time Gross Settlement Express Transfer Payment System.

         "TARGET Day" means any day on which TARGET is open for the settlement of payments in Euro.

         "Temporary Adjustment Account" means the sub-account held by the Buyer with Citibank, N.A., London branch, denominated in Sterling and utilised for the purposes set out in Clause 12(D), under the account number 60918971.

         "Termination Date" means the earliest to occur of (1) 15 February 2004,
         (2) an Early Amortisation Event and (3) the US DIP Facility Termination Date.

         "Trust Account Bank Mandate" means an agreement in respect of each Dedicated Collection Account substantially in the form set out in
         Schedule 14.

         "Turnover Rate" means, as of any Purchase Date, the average of each of the three most recently ended months of the Dollar Equivalent of the aggregate outstanding balance of Paid Receivables (aggregated among all Origination Agreements) as of the last day of each such month, over the average or each of the three most recently ended months of the total sales giving rise to Programme Receivables as of the last day of each such month.

         "US DIP Facility Agreement" means the $250,000,000 secured superior priority debtor in possession credit agreement entered into on 15 April 2002 between Exide Technologies and certain of its Subsidiaries as debtors and debtors-in-possession, Citicorp USA, Inc. as Administrative Agent, Collateral Monitoring Agent and Arranger, Salomon Smith Barney Inc. as Sole Book Manager and Lead Manager and the lenders and issuers from time to time party thereto.

         "US DIP Facility Termination Date" has the meaning given to "Scheduled Termination Date" in the US DIP Facility Agreement.

         "Weighted Average Term" means the weighted average term of all Paid Receivables, calculated on the basis of the formula: (original stated payment term of each invoice x amount of such invoice) / invoice amount.

         "Yield" will be calculated on the first Purchase Date and on each Settlement Date thereafter on the basis of the outstanding Capital as at such dates times the Yield Rate divided by 360 times the number of days elapsed in the relevant Interest Period.

         "Yield Rate" means the percentage rate per annum which is the aggregate of the applicable (i) Margin, (ii) LIBOR and (iii) the Mandatory Costs Rate (if any).

         "Yield Reserve" means, as of any Settlement Date, an amount equal to the sum of (a) the product of (i) the Programme Eligible Receivables less the Defaulted Receivables (aggregated among all Origination Agreements) and (ii) the Yield Reserve Rate and (b) the product of (i) the Dollar Equivalent of the Outstanding Balance of all Paid Receivables (as aggregated among all Origination Agreements) and (ii) 0.75% (substitute servicer reserve).

         "Yield Reserve Rate" means as of any Settlement Date, the product of
         (1) two times the Turnover Rate for such date and (2) the sum of (a) 1 month LIBOR times 1.5 plus the Margin plus the Mandatory Costs Rate (if applicable); (b) the Currency Exchange Costs; (c) the Facility Fee; and
         (d) the other fees set out in the Fees Letter.

(C) This Deed: Any reference to "this Deed" or any other agreement or document shall, unless the context otherwise requires, include this Deed or, as the case may be, that other agreement or document as from time to time amended, supplemented or novated, and any document which amends, supplements or novates this Deed or, as the case may be, that other agreement or document. Any reference to Clauses or paragraphs in this Deed is, subject to any contrary indication, a reference to a Clause or paragraph in this Deed.

(D) Origination Agreements: All references in this Deed to terms defined in the Origination Agreements or to amounts which are aggregated among all Origination Agreements, shall, unless the contrary is indicated, be deemed to refer to the equivalent concepts in the Origination Agreements where the same defined term is not used.

(E)      Headings: Headings shall be ignored in construing this Deed.

(F) Time: Save where the contrary is indicated, any reference in this Deed to a time of day (including opening and closing of business hours) shall be construed as a reference to London time.

(G) Time of Essence: Time shall be of the essence in this Deed and all documents delivered pursuant to the terms of this Deed, subject to the prior waiver of such timing by the affected party.

(H) Third Party Rights: A person who is not party to this Deed will have no rights under the Contracts (Rights of Third Parties) Act 1999 or otherwise to enforce any terms of this Deed.

(I) Limited Recourse Provisions under Facilities Agreement and Currency Exchange Agreement: Any amount payable hereunder by reference to amounts payable by the Buyer under the Facilities Agreement and the Currency Exchange Agreement shall be due and payable irrespective of whether the Buyer is liable to pay such amounts as a result of the limited recourse provisions contained in the Facilities Agreement or the Currency Exchange Agreement.

2.       FACILITY

         On the terms and conditions set out in this Deed, the Buyer may, in the Buyer's sole discretion until the Termination Date, purchase at a discount from each Seller full title and ownership in and to certain Receivables arising under Contracts by acceptance of a Letter of Offer in accordance with the terms of this Deed. Nothing in this Deed shall oblige the Buyer to make any purchase at any time, and nothing in this Deed shall oblige a Seller to deliver any Letter of Offer to the Buyer or to sell any Receivables to the Buyer.

3.       CONDITIONS PRECEDENT

(A) To Initial Purchase: Without prejudice to the unlimited right of the Buyer at any time to refuse or otherwise not to accept any Letter of Offer delivered under this Deed, with or without cause, the Letter of Offer in relation to the proposed Initial Purchase may only be accepted subject to the condition precedent that the Operating Agent receives on or before the date on which the first Letter of Offer may be accepted the documents and information specified in Schedule 5, each in form and substance satisfactory to the Operating Agent.

(B) To All Purchases (including the Initial Purchase): Without prejudice to the unlimited right of the Buyer at any time to refuse or otherwise not to accept any Letter of Offer delivered under this Deed, with or without cause, each Letter of Offer in relation to a proposed Purchase (including the Initial Purchase) may only be accepted if the further following conditions precedent are satisfied or waived by the Operating
         Agent:

         (1) On each Determination Date immediately prior to each proposed Purchase Date, the Offer Agent has delivered by electronic mail or facsimile to the Operating Agent each Accounts Receivables Trial Balance to be entered into Enigma and, as soon as practicable thereafter but before 11.00 a.m. London time on the relevant Determination Date, the relevant Accounts Receivables Listing.

         (2) On each Purchase Date the following statements must be true and correct (and each Seller will be deemed to have so certified on such date that):

               (a) the representations and warranties of each Seller contained in this Deed are true and correct on and as of such day as though made on such day and by reference to the then existing circumstances;

               (b) each Seller has delivered such certificate as may be required by the Operating Agent as to such Seller's solvency;

               (c) after the proposed Purchase the Outstanding Balance of Paid Receivables which are Eligible Receivables would be at least equal to the sum of (i)
                   aggregate outstanding Capital, (ii) applicable Accruals and
                   (iii) Reserves in relation to outstanding Capital;

              (d) there has been no Early Amortisation Event which has not been waived by the Operating Agent in writing;

              (e) there has been no sale by a Seller of any of its Receivables out of the ordinary course of its business without the prior written consent of the Operating Agent;

              (f) in respect of the Purchase of Receivables whose Designated Account Debtors are resident in a European Union jurisdiction other than in England or Wales, after the proposed Purchase, Capital in respect of such Purchased Receivables which are Paid Receivables and Eligible Receivables does not exceed 15% of the Capital in respect of all Paid Receivables which are Eligible Receivables; and

              (g) after the proposed Purchase, Programme Capital would not exceed the Facility Limit.

         (3) On or prior to each Settlement Date each Seller shall have complied with all of its reporting and other obligations under this Deed, unless any such failure to comply has been waived by the Operating Agent in respect of such Settlement Date.

         (4) The Operating Agent has received such other approvals, legal opinions or documents as the Operating Agent may reasonably request.

         (5) The appointment of the Offer Agent by the Sellers is in full force and effect and has not been revoked or otherwise terminated.

         (6) On or prior to each Quarterly Settlement Date, the Operating Agent has received a Directors' Certificate from each Seller.

         (7) the Buyer is able to obtain appropriate funds from its currency swap counterparty under the Currency Exchange Agreement.

(C) To All Payments of Future Receivables Purchase Price: The payment by the Buyer of the Future Receivables Purchase Price in respect of Purchased Receivables on each Settlement Date in the manner contemplated in Clause 4 (D) is subject to the fulfilment of the following conditions precedent on the relevant Settlement Date:

         (1) on each Determination Date immediately prior to each proposed Settlement Date, the Offer Agent has delivered by electronic mail or facsimile to the Operating Agent each Accounts Receivables Trial Balance to be entered into Enigma and, as soon as practicable thereafter but before 11.00 a.m. London time on the relevant Determination Date, the relevant Accounts Receivables Listing;

         (2) after the payment of the Future Receivables Purchase Price, the Outstanding Balance of Paid Receivables which are Eligible Receivables would be at least equal to the sum of (i) aggregate outstanding Capital, (ii) applicable Accruals and (iii) Reserves in relation to outstanding Capital;

         (3) there has been no Early Amortisation Event which has not been waived by the Operating Agent in writing;

         (4) in respect of the payment for a Future Receivables Purchase Price of Receivables whose Designated Account Debtors are resident in a European Union jurisdiction other than in England or Wales, after the proposed payment, Capital in respect of such Paid Receivables which are Eligible Receivables does not exceed 15% of the Capital in respect of all Paid Receivables which are Eligible Receivables; and

         (5) after the payment of the Future Receivables Purchase Price, Programme Capital would not exceed the Facility Limit.

         (6) The appointment of the Offer Agent by the Sellers is in full force and effect and has not been revoked or otherwise terminated.

         (7) the Buyer is able to obtain appropriate funds from its currency swap counterparty under the Currency Exchange Agreement.

(D) To any Purchase and any Payment for Future Receivables from the Payment Instruction Date: Any purchase of Receivables and payment for Future Receivables from the Payment Instruction Date is, in addition to the conditions set out in Clause 3(B) and 3(C) subject to the following conditions precedent on the relevant Settlement Date:

         (1) each Seller has provided evidence to the Operating Agent that it has given to each Designated Account Debtor by way of registered letter instructions in the form set out in Schedule 11 Part 1 to make all the payments in respect of Receivables to the credit of the relevant Dedicated Collection Account and that similar instructions to this effect in the form set out in Schedule 11
              Part 2 have been inserted in each of the invoices to be addressed to such Designated Account Debtors; and

         (2) a Dedicated Collection Account has been opened with the relevant Collection Account Bank and a Trust Account Bank Mandate has been entered into with respect to each such Dedicated Collection Account.

(E) New Forms of Contract: The Operating Agent shall, as soon as reasonably practicable after submission to it of a form of Contract other than the form set out in Schedule 7, notify the relevant Seller as to whether it approves of the form for the purposes of paragraph (9) of the definition of "Eligible Receivable", such approval not to be unreasonably withheld. In considering whether to approve such other form of Contract, the Operating Agent may, as a condition of considering whether to give its approval, take such legal advice as it deems appropriate including, without limitation, advice from English, Scottish or Northern Irish solicitors, and all related costs, charges, and expenses (including without limitation reasonable legal fees, disbursements and VAT thereon) shall be for the account of the relevant Seller.

4.       PURCHASES

(A) Making Offers: The Offer Agent may, on behalf of each Seller, by 11:00 a.m., London time:

         (1) On the Initial Offer Date, deliver to the Operating Agent, acting on behalf of the Buyer, a Letter of Offer by facsimile (and shall send the original Letter of Offer to an Operating Agent's office outside the United Kingdom (as the Operating Agent may direct the Offer Agent from time to time) by ordinary post on the day it is delivered by facsimile) substantially in the form of Schedule 6
              Part 1 (a "Letter of Offer") in respect of the assignment of:

              (a) all Existing Receivables (if any) specified in such Letter of Offer as in existence as at (but excluding) the Initial Reference Date relating to each Designated Account Debtor on the Initial Offer Date;

              (b) all Future Receivables (if any) in respect of a Designated Account Debtor on the Initial Offer Date which are not specified in the Letter of Offer and which have come or will come into existence from (and including) the Initial Reference Date to (but excluding) the Effective Date; and

              (c) all Future Receivables (if any) in respect of a Designated Account Debtor which will come into existence from (and including) the Effective Date to (but excluding) the next Settlement Date, such Initial Letter of Offer to specify (i) the proposed Purchase Date of the Receivables in respect of which such Initial Letter of Offer is delivered and (ii) the then Outstanding Balance of the Receivables (if any) set out in (a) above and the Existing Receivables Purchase Price with respect thereto, as computed by the Operating Agent. The computation of the Existing Receivables Purchase Price by the Operating Agent shall, in the absence of manifest error, be deemed to be conclusive;

         (2) On any Offer Date subsequent to the Initial Offer Date and falling prior to the Termination Date, nominate a new Account Debtor to be a Designated Account Debtor (and if one new Account Debtor is so designated, all new Account Debtors will, unless the Operating Agent agrees otherwise, be so designated) (an "Additional Designated Account Debtor");

         (3) On any Offer Date subsequent to the Initial Offer Date, deliver to the Operating Agent, acting on behalf of the Buyer, a Letter of Offer by facsimile (and shall send the original Letter of Offer to an Operating Agent's office outside the United Kingdom (as the Operating Agent may direct the Offer Agent from time to time)) by ordinary post on the day it is delivered by facsimile) substantially in the form of Schedule 6
              Part 2 in respect of the assignment of:

              (a) all Future Receivables (if any) in respect of each Designated Account Debtor (including, for the avoidance of doubt, each Additional Designated Account Debtor) which will come into existence during the immediately succeeding Settlement Period; and

              (b) in relation to each Additional Designated Account Debtor on such Offer Date:

                   (i) all Existing Receivables (if any) in respect of such Additional Designated Account Debtor specified in such Letter of Offer as in existence as at (but excluding) the immediately preceding Reference Date; and

                   (ii) all Future Receivables (if any) in respect of an Additional Designated Account Debtor which are not specified in the Letter of Offer and which have come or will come into existence from (and including) the Reference Date immediately preceding such Offer Date to (but excluding) the immediately succeeding Settlement Date, such Letter of Offer to specify (i) the proposed Purchase Date of the Receivables in respect of which such Letter of Offer is delivered and (ii) the then Outstanding Balance of the Existing Receivables (if any) set out in (b)(i) above and the Existing Receivables Purchase Price with respect thereto. The Operating Agent shall compute the Existing Receivables Purchase Price in accordance with this Deed and the computation of the Existing Receivables Purchase Price by the Operating Agent shall, in the absence of manifest error, be deemed to be conclusive.

(B) Offer and Acceptance: The delivery of the Letter of Offer by facsimile shall be irrevocable and will constitute an offer by each relevant Seller to sell to the Buyer each of (i) the Existing Receivables (if any) designated pursuant to Clause 4(E) and the Related Security with respect thereto for the Existing Receivables Purchase Price applicable to such Existing Receivables as set out in the Letter of Offer and (ii) the Future Receivables (if any) designated pursuant to Clause 4(E) and the Related Security with respect thereto for an amount of(pound)10 in cash (the "Acceptance Fee") plus the Future Receivables Purchase Price in accordance with Clause 4(D) of this Deed. The Buyer may, in its sole discretion, accept a Letter of Offer with respect to both (i) all Existing Receivables referred to in such Letter of Offer and (ii) all Future Receivables referred to in such Letter of Offer by payment in full of the Existing Receivables Purchase Price relating to such Existing Receivables and the Acceptance Fee (which

     Acceptance Fee must be paid in cash) to the account referred to and in accordance with Clause 4(C).

     Payment of the Existing Receivables Purchase Price in respect of the Existing Receivables referred to in such Letter of Offer will constitute:

     (1) acceptance of the offer in respect of the Existing Receivables referred to in such Letter of Offer; and

     (2) the transfer to the Buyer of title and ownership in and to those Receivables and the Related Security with respect to those Receivables, and

     Payment of the Acceptance Fee in respect of Future Receivables referred to in such Letter of Offer will constitute:

     (1) acceptance of the offer in respect of the Future Receivables referred to in such Letter of Offer;

     (2) the transfer to the Buyer of title and ownership in and to those Receivables and the Related Security with respect to those Receivables; and

     (3) an undertaking by the Buyer to pay the Future Receivables Purchase Price pursuant to Clause 4(D) of this Deed.

     If the Buyer accepts an offer in accordance with this Clause 4(B), no Seller shall concern itself as to whether the Buyer has received instructions from the Operating Agent in relation to such acceptance.

(C) Method of Payment in relation to acceptance of a Letter of Offer: If the Buyer wishes to accept a Letter of Offer, it will make payment in full of the Existing Receivables Purchase Price in respect of Existing Receivables (if any) referred to in such Letter of Offer and the Acceptance Fee in respect of Future Receivables referred to in such Letter of Offer on the immediately succeeding proposed Purchase Date in the currency and funds specified in Clause 7(B) and (subject to the provisions of Clause 12(C) in respect of the Existing Receivables Purchase Price in relation to Existing Receivables offered on any Offer Date other than the Initial Offer Date) to the account specified in Clause 7(C). If the Buyer wishes to reject a Letter of Offer, it shall notify the Offer Agent prior to 11.00 am on the proposed Purchase Date of such rejection; provided, for the avoidance of doubt, that failure to so notify the Offer Agent of a rejection of a Letter of Offer shall not constitute an acceptance or deemed acceptance of the Letter of Offer, and a Letter of Offer which has not been accepted by 11.00 am on the proposed Purchase Date shall be deemed to be rejected.

(D)  Covenant for Payment in respect of Purchased Receivables which are Future
     Receivables: In consideration of the sale and assignment by the relevant Seller of Future Receivables (which Receivables have been automatically assigned in equity pursuant to Clause 4 (B)), the Buyer shall (subject to the conditions set out in Clause 3), on each Settlement Date, pay in full the Future Receivables Purchase Price (as calculated by the Operating Agent in accordance with this Deed) in respect of Future Receivables having come into existence during the Reference Period immediately preceding such Settlement Date in the currency and funds specified in Clause 7(B) and (subject to the provisions of Clause 12(C)) to the account specified in Clause 7(C). The computation of the Future Receivables Purchase Price by the Operating Agent shall, in the absence of manifest error, be deemed to be conclusive.

(E) Determination of Receivables: No later than 11:00 a.m. on the Initial Offer Date and thereafter on each Determination Date immediately preceding a Settlement Date, the Offer Agent will, on behalf of the Sellers, deliver to the Operating Agent (or as the Operating Agent may direct) the Accounts Receivables Listing generated in relation to such Settlement Date specifying, inter alios:

         (1)      on the Initial Offer Date:

                    (i)      the Initial Reference Date;

                    (ii)     each Designated Account Debtor;

                    (iii) each Existing Receivable which is the subject of the Letter of Offer delivered on the Initial Offer Date and the Seller thereof;

                    (iv) each of such Existing Receivables which is an Eligible Receivable;

                    (v) the Outstanding Balance of such Existing Receivables which are Eligible Receivables as at (but excluding) the Initial Reference Date and the Seller thereof; and

                    (vi) the Seller of the Future Receivables referred to in the Letter of Offer delivered on the Initial Offer Date,

         (2)      on each subsequent Determination Date:

                    (i)      the relevant Reference Date;

                    (ii) each Additional Designated Account Debtor (if any) the Existing Receivables of which are subject of a Letter of Offer on such Determination Date;

                    (iii) each Existing Receivable from such Additional Designated Account Debtor which are the subject of a Letter of Offer on such Determination Date and the Seller thereof;

                    (iv) each of such Existing Receivables which is an Eligible Receivable;

                    (v) the Outstanding Balance of such Existing Receivables which are Eligible Receivables as at (but excluding) the immediately preceding Reference Date and the Seller thereof;

                    (vi) each Purchased Receivable which is a Future Receivable which has come into existence during the Reference Period immediately preceding such Determination Date and the Seller thereof;

                    (vii) each of such Purchased Receivables set out in (vi) above which is an Eligible Receivable as at (but excluding) the Reference Date immediately preceding such Determination Date;

                    (viii) the Outstanding Balance of such Purchased Receivables which are Eligible Receivables as at (but excluding) the Reference Date immediately preceding such Determination Date and the Seller thereof; and

                    (ix) the Seller of the Future Receivables referred to in any Letter of Offer delivered on such Determination Date,

(F) Perfection: Each of the Seller, the Offer Agent and the Buyer will take all such steps and comply with all such formalities as may be required by the Buyer to perfect or more fully to evidence or secure title to the Receivables assigned (or purported to be assigned) pursuant to Clause 4.

(G) Delegation of Powers of Operating Agent: The Operating Agent hereby delegates to the Offer Agent and each Seller its obligations to compute the Existing Receivables Purchase Price and the Future Receivables Purchase Price under this Clause 4, which delegation is irrevocably accepted by the Offer Agent and each Seller. The Offer Agent shall notify the Operating Agent of all calculations made by it under this Clause 4. The Operating Agent may revoke this delegation in writing at any time.

(H)      Appointment of Offer Agent:

         (a) Exide Europe is hereby appointed by each Seller as Offer Agent to make offers to the Buyer on behalf of each such Seller pursuant to the terms hereof and perform all the related functions and Exide Europe hereby accepts such appointment as Offer Agent on the terms and subject to the conditions of this Deed;

         (b) each Seller agrees that the Buyer and the Operating Agent shall be entitled to assume without further enquiry that performance by the Offer Agent purportedly on behalf of such Seller is duly authorised and undertaken on behalf of such Seller; and

         (c) Exide Europe may not resign its appointment as Offer Agent without the consent of the Operating Agent on behalf of the Buyer.

(I)      Appointment of CMP Batteries Limited:

         (a) CMP is hereby appointed by each other Seller as its agent to receive, for and on behalf of such Seller, any payment to be made hereunder by the Buyer which is attributable to such Seller and CMP hereby accepts such appointment on the terms and subject to the conditions of this Deed;

         (b) each Seller other than CMP agrees that any payment made to CMP shall constitute performance by the Buyer of its payment obligations and the Buyer shall not concern itself as to how CMP deals with the payment to such Seller and how amounts paid in respect of any Letter of Offer are distributed between each such Seller.

         (c) CMP may not resign from its appointment under this Clause 4 (I) without the consent of the Operating Agent.

5.       COLLECTIONS AND SETTLEMENT

(A)      Collection of Receivables:

         (1)  Prior to an Early Amortisation Event, each Servicer shall:

              (a) on each Local Business Day prior to the Payment Instruction Date, deposit and cause each Designated Account Debtor to deposit all Collections of Purchased Receivables to the relevant Collection Account;

              (b) on each Local Business Day from the Payment Instruction Date, deposit and cause each Designated Account Debtor to deposit all Collections of Purchased Receivables to the relevant Dedicated Collection Account; and

              (c) on each Settlement Date (subject to Clause 12(C)) transfer all Collections received since the last Settlement Date to the Buyer Account.

         (2) Upon demand of the Operating Agent, each Servicer shall set aside and hold in trust for the Buyer all Collections received by it and immediately deposit such Collections to the relevant Buyer Account.

         (3) The Operating Agent shall issue a Settlement Statement to the Offer Agent (on behalf of the Sellers) within two Programme Business Days after each Settlement Date in relation to the Settlement Period which ended on that Settlement Date.

(B) Settlement Procedures prior to Termination Date: Prior to the Termination Date the procedures described in this Clause 5(B) will be applicable:

         (1)  On each Determination Date the Operating Agent shall calculate:

              (a)   Capital as at the forthcoming Settlement Date; and

              (b) Yield and Programme Costs in respect of th0e Capital as at the forthcoming Settlement Date.

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     (2)  On each Settlement Date the Operating Agent shall cause to be paid from the Buyer Accounts in the following order of priority:

          (a) to the Buyer, Yield and the Country's Proportionate Share of Programme Costs in respect of the Interest Period ending on that Settlement Date;

          (b) to each Seller, (i) (on the date of the Initial Purchase) the Existing Receivables Purchase Price for the Existing Receivables offered for Purchase on the Initial Offer Date and the Acceptance Fee in respect of all Future Receivables offered for Purchase on such Initial Offer Date and (ii) (on any Settlement Date thereafter) the Acceptance Fee for all Future Receivables offered for Purchase on the immediately preceding Offer Date and, to the extent such amounts are not satisfied by way of set-off pursuant to Clause 12 (C), the Existing Receivables Purchase Price for all Existing Receivables (if any) offered for Purchase on the immediately preceding Offer Date and the Future Receivables Purchase Price for all Purchased Receivables (which were Future Receivables) which have come into existence during the immediately preceding Reference Period;

          (c) to the Buyer, such amounts as determined by the Operating Agent as are required to repay Programme Capital and result in the Programme Reserves being equal to the amount calculated pursuant to Clause 5(B)(3); and

          (d) to each Seller, its Proportionate Share of all amounts standing to the credit of the Buyer Account after payment of the amounts set forth in (a), (b) and (c) above, by way of deferred purchase price for the Purchased Receivables.

     (3) On each Determination Date, the Operating Agent shall calculate the Reserves and the Programme Reserves required in respect of that Settlement Period commencing on the next following Settlement Date.

(C) Settlement Procedures after Termination Date: On the Termination Date and each day thereafter, the procedures described in this Clause 5(C) will be applicable for all Purchased Receivables:

     (1) On each Settlement Date, the Operating Agent shall cause to be paid from the Buyer Account to the Buyer all amounts standing to the credit of the Buyer Account.

     (2) When the Operating Agent notifies each Seller that Programme Capital has been reduced to zero and all Yield (as aggregated among all Origination Agreements), Programme Costs and other fees due under this Deed (including the fees payable under the Fees Letter) have been paid, then an amount equal to the Seller's Proportionate Share of any future Collections on Purchased

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

              Receivables shall be remitted by the Buyer to each Seller by way of deferred purchase price for all of the Purchased Receivables.

(D)      Adjustments and Allowances:

         (1) If on any day the Outstanding Balance of any Paid Receivable is either (a) reduced or adjusted as a result of any defective, rejected, repossessed or returned goods or services or any cash discount (whether commercial, financial or otherwise), rebate or other adjustment made by the Seller or any other Person, or (b) reduced or cancelled as a result of a set off or by agreement in respect of any claim by the Designated Account Debtor thereof against any Seller or any other Person (whether such claim arises out of the same or another transaction) (including without limitation any change in the due date for payment of any Paid Receivable otherwise than with the prior consent of the Operating Agent), such Seller will be deemed to have received on such day a Collection of such Paid Receivable in the amount of such reduction, adjustment or cancellation and shall credit such amount to the relevant Buyer Account by way of indemnity.

         (2) If on any day any of the representations or warranties in Clause 8 is no longer true with respect to a Paid Receivable, the relevant Seller will be deemed to have received on such day a Collection of such Paid Receivable equal to its original Outstanding Balance less any Collections previously received with respect thereto and shall credit to the relevant Buyer Account an amount equal to such deemed Collection by way of indemnity.

         (3) If any Existing Receivable expressed to be an Eligible Receivable in the relevant Accounts Receivables Listing was not an Eligible Receivable at the time of Purchase or any Future Receivable expressed to be an Eligible Receivable in the relevant Accounts Receivables Listing was not an Eligible Receivables on the Settlement Date on which the Future Receivable Purchase Price was paid in respect of such Future Receivable, on the date such fact becomes known to any Seller, such Seller will be deemed to have received a Collection of such Paid Receivable equal to its original Outstanding Balance less any Collections previously received with respect thereto and shall credit to the relevant Buyer Account an amount equal to such deemed Collection by way of indemnity.

         (4) If, following any payment in respect of a deemed Collection of a Purchased Receivable pursuant to Clause 5(D)(2) and 5(D)(3) above, the Buyer shall receive any further Collections in respect of such Purchased Receivable, the Buyer shall (provided the Termination Date has not yet occurred) pay to the relevant Seller an amount or amounts equal to such further Collections by way of repayment of indemnity.

(E) Application of Collections: Any payment by a Designated Account Debtor in respect of any indebtedness owed by it to a Seller and any credits in respect of defective,

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

         rejected, repossessed or returned goods or other non cash items of a Designated Account Debtor will, except as otherwise specified in writing by such Account Debtor or otherwise required by contract or law and unless otherwise instructed by the Operating Agent, be applied as a Collection of Purchased Receivables of such Designated Account Debtor, in the order of the age of such Purchased Receivables, starting with the oldest such Purchased Receivables, to the extent of any amounts then due and payable thereunder before being applied to or in respect of any other indebtedness of such Designated Account Debtor.

(F) Trust: If for any reason any Receivable purported to be assigned cannot be duly assigned to the Buyer as contemplated hereby but the Buyer has accepted the offer relating to that Receivable then, with effect from the date on which the Buyer accepted such offer, that Receivable shall be treated as if it had been validly and duly assigned to the Buyer and each Seller shall hold the same and all Collections related thereto in trust absolutely for the Buyer and all such Collections shall be applied as if such Receivable had been validly and duly assigned. The provisions of this Clause shall be without prejudice to:

         (a) any obligations or representations of each Seller hereunder in respect of any Receivables; and

         (b) any liabilities of each Seller or rights of the Buyer in relation to any breach or inaccuracy on the part of the Sellers of the matters referred to in this Clause.

         All Collections in respect of any such Receivables received by a Seller shall, pending their application to the Buyer Account, be held on trust for and to the order of the Buyer.

(G) Sellers' obligations joint and several: All obligations, covenants, indemnities, representations and warranties of, given or made by any Seller under the Relevant Documents (in any of its capacities under the Relevant Documents) are joint and several with those of any other Seller (in any of its capacities under the Relevant Documents).

6.       FEES, COSTS AND STAMP DUTY

(A) Servicer Fees: Until the later of the Termination Date and the Relevant Date, for any period during which a Seller or an Affiliate of the Seller is not a Servicer (or a Sub-Servicer), such Seller will pay the Buyer, upon its demand, a servicing fee as determined by the Operating Agent, not exceeding 110% of the fees, costs and expenses, plus value added tax (if applicable), charged by the substitute Servicer in performing such function.

(B) Costs and Expenses: Each Seller agrees to pay on demand of the Operating Agent all reasonable costs and expenses incurred by the Operating Agent in connection with the preparation, execution and delivery of the Relevant Documents and the other documents to be delivered pursuant to the Relevant Documents or in connection therewith, such costs and expenses to include, without limitation, the reasonable fees

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

         and out-of-pocket expenses of legal advisers (plus VAT thereon) to the Buyer and the Operating Agent with respect thereto and with respect to advising the Buyer and the Operating Agent as to their respective rights and remedies under this Deed, and all costs and expenses, if any (including legal fees and expenses plus VAT thereon), in connection with the enforcement of the Relevant Documents, the other documents to be delivered pursuant to the Relevant Documents or in connection therewith and the Purchased Receivables.

(C) Duties and Taxes: In addition, each Seller will pay on demand of the Operating Agent any sales, excise, registration and other taxes, duties and fees payable in connection with the execution, delivery, filing or recording of the Relevant Documents or the purchase, assignment or reassignment of Receivables under or pursuant to the Relevant Documents or the other documents to be delivered under the Relevant Documents or in any way connected with any transaction contemplated by the Relevant Documents. Each Seller agrees to indemnify the Operating Agent and the Buyer on demand of the Operating Agent against any liabilities with respect to or resulting from any delay in paying or omission to pay any such taxes, duties or fees.

(D) Stamp Duty Reserve: As of each Settlement Date, the Buyer shall ensure that an amount equal to the Stamp Duty Reserve is on deposit in the sub-account with Citibank, N.A., London branch, denominated in Sterling and utilised for such purpose under the account number 60918971 (the Stamp Duty Account ). The Buyer covenants that it shall hold the Stamp Duty Account upon trust for itself and the Operating Agent as beneficiaries absolutely, and that funds standing to the credit of the Stamp Duty Account may only be used to pay applicable stamp duty in the United Kingdom in the circumstances described in Clauses 6(E) and (F) or to adjust the amount standing to the credit of the Stamp Duty Account to reflect the required level of the Stamp Duty Reserve as of each Settlement Date.

(E) Liability for Stamp Duty: Each of the Sellers and the Offer Agent (a "Relevant Party") agrees with the Buyer and the Operating Agent that if a Relevant Party (or any of its Affiliates) causes executed originals or counterparts of any of the Custody Documents to be brought into the United Kingdom, or executed originals or counterparts of any of the Custody Documents are brought into the United Kingdom in any of the circumstances contemplated in Clause 6(F), such Relevant Party will pay and hold itself responsible for and will seek no indemnity from the Buyer or the Operating Agent in respect of Stamp Duty that may be required by the Buyer or the Operating Agent to be paid, provided always that no Relevant Party shall pay or be responsible for any penalty arising from any failure on the part of the Buyer or the Operating Agent to present any executed original or counterpart of any Custody Document for stamping within 30 days after it has first been brought into the United Kingdom. Each of the parties to this Deed agrees that, except to the extent that a Relevant Party is liable to pay Stamp Duty in accordance with the foregoing, the liability to pay Stamp Duty in respect of a Custody Document shall be borne by the party which brings, or causes the bringing of, the executed original or counterpart of the relevant Custody Document into the United Kingdom.

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

(F) Documents not to be brought into United Kingdom: Each of the Buyer and the Operating Agent undertakes that it shall not at any time cause or permit executed originals or counterparts of any of the Custody Documents to be brought into the United Kingdom, except in accordance with the provisions of this Clause 6(F). Nothing in this Deed shall in any way inhibit or restrict the right of a Relevant Party to bring any executed original or counterpart of any Custody Document into the United Kingdom at any time. Notwithstanding any other provision of this Deed, the Buyer and the Operating Agent shall be entitled at any time to cause or permit an executed original or counterpart of any of the Custody Documents to be brought into the United Kingdom:

         (1) if it is required to do so for the purposes of any judicial, arbitration, regulatory or administrative proceedings in the United Kingdom involving matters which are the subject of the relevant Custody Document, or if, in its reasonable opinion, it is necessary to produce the same as evidence in any of such proceedings and either:

              (a) the judge, arbitrator or other person responsible for the determination of such proceedings has ruled that an executed original or counterpart of any of the Custody Documents must be brought into the United Kingdom (provided that if an appeal against the ruling is permissible and the relevant Seller so requests, and on the condition that the such Seller indemnifies either the Buyer or the Operating Agent, as the case may be, to its respective satisfaction on an after-tax basis for all costs involved in such an appeal, the Buyer or the Operating Agent, as the case may be, will pursue such an appeal pending which neither the Buyer nor the Operating Agent, as the case may be, will cause an executed original or counterpart of any of the Custody Documents to be brought into the United Kingdom); or

              (b) the rules governing the conduct of such proceedings provide that a certified unstamped copy of the relevant Custody Document, or any other form of evidence of the matters which are subject of such proceedings cannot be produced as adequate evidence of the purposes of such proceedings; or

         (2) if it is required to do so for the purpose of the determination by any tax authority or court or tribunal or its liability to taxation (other than Stamp Duty); or

         (3) if as a result of a change in applicable law or the interpretation of such law by any court or tribunal or a change in the published practice of any governmental authority, or in any published extra-statutory concession, an executed original or counterpart of any of the Custody Documents is required to be brought in to the United Kingdom or a liability to Stamp Duty in respect thereof shall otherwise arise; or

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

         (4) if it is at any time required by any law or the published practice of any governmental authority, central bank, regulatory authority, taxation authority or comparable authority; or

         (5)  on the occurrence of an Early Amortisation Event.

(G) Computations: All computations of interest and fees shall be made on the basis of a year of 360 days for any currency other than Sterling and 365 days in the case of Sterling for the actual number of days (including the first but excluding the last day) elapsed.

(H) Computation of Time Periods: Unless otherwise stated in this Deed, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

7.       PAYMENTS AND COMPUTATIONS, ETC.

(A) Mechanics: All amounts to be paid to or deposited with the Operating Agent for its own account or for the account of the Buyer by any Seller and/or the Servicer under this Deed shall be paid or deposited no later than 12:00 noon (local time in the place of payment) on the day when due in immediately available same day funds to the relevant account specified below.

(B) Currency: All amounts payable by a Seller and/or Servicer under this Deed to the Operating Agent for its own account or for the account of the Buyer shall be paid in Sterling or, where such payments relate to a Purchased Receivable, in the currency of such Purchased Receivable (or any other currency which is agreed from time to time between the Offer Agent and the Operating Agent). All amounts payable by the Buyer under this Deed shall be paid in the currency specified herein and the Existing Receivables Purchase Price and Future Receivables Purchase Price amounts payable by the Buyer under this Deed shall be paid in the currency of the Purchased Receivables.

(C) Accounts: Any amounts payable under this Deed shall be remitted to the following accounts:

         (1) if to a Seller, the relevant Seller Non-Transaction Account of CMP;

         (2)  if to the Buyer, to the relevant Buyer Account; and


         (3) if to the Operating Agent for its own account, Account No. 83267 (Sort Code 18-50-08) with Citibank, 336 Strand, London WC2R 1HB.

(D) Grossing Up: To the fullest extent permitted by law, each Seller (in each of its capacities under the Relevant Documents) will make all payments under this Deed regardless of any defence or counterclaim. Further, if such Seller (in any of its capacities under the Relevant Documents) is compelled by law to make any deductions or withholdings from any payments pursuant to the Relevant Documents, including, without limitation, payments in respect of Receivables or Collections, such Seller will

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

         pay such additional amounts as may be necessary in order that the net amount received by the Operating Agent or the Buyer after such deductions or withholdings (including any required deduction or withholding on such additional amounts) will equal the amount that the Operating Agent or the Buyer (as appropriate) would have received had no such deductions or withholdings been made. Each relevant Seller will provide the Operating Agent with evidence satisfactory to the Operating Agent that it has paid such deductions or withholdings.

(E) Appropriation of Payments: Regardless of any appropriation by any Seller or Servicer, the Operating Agent shall determine the appropriation of any payment to it for the account of the Buyer to any amount to be paid to or deposited with it for the account of the Buyer by such Seller and/or Servicer under this Deed.

8.       REPRESENTATIONS AND WARRANTIES OF EACH SELLER AND EXIDE EUROPE

         Each of the Sellers (in each of its capacities under the Relevant Documents) and Exide Europe represents and warrants to the Buyer and the Operating Agent, in each case in relation to the matters relating to itself (provided that the representations made and warranties given by Exide Dagenham in this Clause shall be deemed to also be made and given in respect of Exide Batteries), as of the Effective Date, as follows:

(A) Incorporation: Each Seller and Exide Europe is a company duly incorporated and validly existing under the laws of its jurisdiction of incorporation or organisation.

(B) Seller Power and Authority: Each Seller has full power and authority to effect, and has taken all necessary action to authorise, the execution, delivery and performance by it of the Relevant Documents to which it is a party and all other instruments and documents to be delivered under the Relevant Documents to which it is a party, and the transactions contemplated by the Relevant Documents to which it is a party.

(C) Exide Europe Power and Authority: Exide Europe has full power and authority to effect, and has taken all necessary action to authorise, the execution, delivery and performance by it of the Relevant Documents to which it is a party and all other instruments or documents to be delivered under the Relevant Documents to which it is a party, and the transactions contemplated by the Relevant Documents to which it is a party.

(D) Non-Violation: The execution, delivery and performance by each Seller and Exide Europe of the Relevant Documents to which it is a party and all other instruments and documents to be delivered pursuant to the Relevant Documents to which it is a party and all transactions contemplated by the Relevant Documents to which it is a party:

         (1) do not contravene (a) any Seller's or Exide Europe's memorandum or articles of association (or analogous constitutive documents), (b) any law, rule or regulation applicable to any Seller or Exide Europe, (c) any material contractual restriction contained in any agreement or instrument binding on or affecting any Seller or its assets or Exide Europe or Exide Europe's assets, or (d) any order, writ, judgment, award, injunction or decree binding on or affecting any Seller, or any of the Seller's assets or Exide Europe or Exide Europe's assets;

         (2) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Seller's or Exide Europe's assets or undertaking; and

         (3) will not constitute a breach of, nor give rise to any actual or potential event of default under, any Debt of any member of the Exide European Group, or under any document relating to such Debt.

(E) Consents: No consent, authorisation, approval, notice or filing is required (or, if required, which has not been obtained on a timely basis) for the due execution, delivery or performance by each Seller or Exide Europe of the Relevant Documents to which it is a party or any other document to be delivered in connection with the Relevant Documents to which it is a party or for the transactions contemplated by the Relevant Documents to which it is a party.

(F) Obligations Binding: Each of the Relevant Documents to which it is a party constitutes the legal, valid, binding and enforceable obligation of each Seller and Exide Europe.

(G) Accounts: The most recent audited annual accounts of each Seller and Exide Europe, copies of which have been furnished to the Operating Agent, present a true and fair view of the financial condition of such Seller and its consolidated Subsidiaries (if any) or Exide Europe and its consolidated Subsidiaries (if any), as applicable, as at that date and the results of the operations of such Seller and those Subsidiaries, or Exide Europe and those Subsidiaries, as applicable, for the period ended on that date, all in accordance with generally accepted accounting principles consistently applied.

(H) No Material Adverse Change to Seller: Since the date of this Deed, there has been no change in the business or financial condition of such Seller which may materially adversely affect the ability of such Seller to perform its obligations under the Relevant Documents.

(I) No Material Adverse Change to Exide Europe Group: Since the date of this Deed, there has been no change in the business or financial condition of the Exide Europe Group which may materially adversely affect the ability of Exide Europe to perform its obligations under the Relevant Documents to which it is a party.

(J) No Litigation: There are no actions, suits or proceedings current or pending, or to the knowledge of any Seller threatened, against or affecting such Seller or its Subsidiaries (if any) or any of their respective assets, or Exide Europe or Exide Europe's assets, in any court, or before any arbitrator of any kind, or before or by any governmental body, which may materially adversely affect the financial condition of such Seller and its Subsidiaries taken as a whole or Exide Europe, or materially adversely affect the ability of such Seller or Exide Europe to perform its obligations under the Relevant Documents to which it is a party.

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

(K) No Default: No Seller nor Exide Europe or any of its Subsidiaries is in default with respect to any order of any court, arbitrator or governmental body, excluding defaults with respect to orders of governmental agencies which are not material to the business or operations of such Seller, Exide Europe or any of its Subsidiaries, and would not materially adversely affect the ability of such Seller, Exide Europe or any of its Subsidiaries to perform its obligations under the Relevant Documents to which it is a party.

(L) No Adverse Claim: Each Receivable will, together with the Contract related thereto, at all times be owned by such Seller free and clear of any Adverse Claim, and upon each Purchase the Buyer will acquire full equitable and beneficial title and ownership to and of such Receivable, the Collections and the Related Security then existing or thereafter arising free and clear of any Adverse Claim.

(M) Performance of Contracts: All goods and services to which each Purchased Receivable relates have been delivered and performed, and all requirements of such Contract concerning the nature, amount, quality, condition or delivery of the goods or services, or upon which payment of the Purchased Receivable may be dependent, have been fulfilled in all material respects.

(N) Information: None of the information and reports (including but not limited to each portfolio profile and each Summary Report) furnished or to be furnished (whether by way of computerised data or otherwise) by such Seller (in any of its capacities under the Relevant Documents) or Exide Europe, to the Operating Agent or Exide Europe, as applicable, is inaccurate in any material respect (except as otherwise disclosed to the Operating Agent at the time of delivery) as of the date so furnished, or contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

(O) Place of Business: The principal place of business and registered office of each Seller is as set forth in Schedule 1 or at such other location(s) approved by the Operating Agent (such approval not to be unreasonably withheld or delayed).

(P) Location of Books: The offices where each Seller keeps all its books, records and documents evidencing Receivables or the related Contracts are at the locations set forth in Schedule 1 or at such other location(s) approved by the Operating Agent (such approval not to be unreasonably withheld or delayed).

(Q) Location of Bank Accounts: The bank accounts to which each Seller has directed the Designated Account Debtors to remit payments for the Receivables are (a) prior to the Payment Instruction Date, the Collection Accounts and (b) on and following the Payment Instruction Date, the Dedicated Collection Accounts (or, in each case, such other account(s) at such location(s) as may have been previously approved by the Operating Agent and in relation to each of which (in relation to a Collection Account) an Interim Trust Account Bank Mandate or (in relation to a Dedicated Collection Account) a Trust Account Bank Mandate has been duly executed by such Seller (in such capacity and in its capacity as Sub-Servicer) and delivered to the Operating Agent)

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

         and in respect of which the relevant bank has acknowledged the Trust Commencement (as that term is defined in any Interim Trust Account Bank Mandate or Trust Account Bank Mandate) and has agreed not to exercise any right of set-off, net-off, combination or consolidation of accounts or counterclaim whatsoever (such agreement being given, in respect of the Collection Accounts, only in respect of the Buyer Entitlement).

(R) No Winding-Up: No step has been taken or is intended by any Seller, Exide Europe or to the best of such Seller's or Exide Europe's knowledge by any other Person for such Seller's or Exide Europe's winding-up, liquidation, dissolution, administration, merger or consolidation or for the appointment of a receiver or administrator of such Seller or Exide Europe on all or any of its assets.

(S) No Breach: There has been no breach by any Seller of any of its obligations under the Relevant Documents to which it is a party or by Exide Europe of any of its obligations under the Letter of Undertaking.

(T) Eligibility: Each (i) Existing Receivable the subject of a Letter of Offer which is expressed to be an Eligible Receivable in the relevant Accounts Receivables Listing is an Eligible Receivable as at the time of Purchase and (ii) each Future Receivable the subject of a Letter of Offer which is expressed to be an Eligible Receivable in the relevant Accounts Receivable Listing is an Eligible Receivable as at the Settlement Date immediately succeeding the Reference Period in which such Future Receivable has come into existence.

(U) Exide Europe Group: Each of the Sellers, the French Seller, the German Sellers, the Italian Seller, the Spanish Seller and Exide Funding (and each entity acceding as a "Seller" to any Origination Agreement) is a member of the Exide Europe Group.

(V) Aggregate Amount of Receivables: The amount of Receivables aggregated among all Origination Agreements (other than the Italian RSA and the Italian OSA) is such that the purchase price amounts paid by the Buyer in respect of such Receivables under each Origination Agreement to which it is a party (other than the Italian OSA) in the three month period commencing on the date of the Initial Purchase is not less than Euro 12,700,000.

         Each of the Sellers and Exide Europe further represents and warrants that the representations and warranties in this Clause 8 shall be true and correct on and as of each Settlement Date as though made on each such date and by reference to the then-existing circumstances.

9.       AFFIRMATIVE COVENANTS OF EACH SELLER

         Until the later of the Termination Date and the Relevant Date, each Seller (provided that the covenants made in this Clause by Exide (Dagenham) shall be deemed to also be made in respect of Exide Batteries) will (in each of its capacities under the Relevant Documents), unless the Operating Agent otherwise consents:

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

(A) Compliance with Law: Comply in all material respects with all applicable laws, rules, regulations and orders binding on it, its business and assets and all Receivables and related Contracts, except where non-compliance would not have a material adverse effect on its ability to perform its obligations hereunder.

(B)      Maintain Existence: Preserve and maintain its corporate existence.

(C) Access: Upon reasonable prior notice, permit the Operating Agent, or its agents or representatives, to visit the offices of such Seller during normal office hours and examine and make and take away copies of all books, records and documents relating to the Receivables and to discuss matters relating to the Receivables or such Seller's performance hereunder with any of the officers or employees of such Seller having knowledge of such matters and co-operate in the reconstruction of the Accounts Receivable Trial Balance pursuant to Clause 13(C).

(D) Maintain Records: Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records in the event of their destruction), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the identification on each Purchase Date of each new Purchased Receivable and the daily identification of all Collections of and adjustments to each existing Purchased Receivable).

(E) Perform Contracts: Timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts relating to the Purchased Receivables.

(F) Priority: Ensure that at all times the claims against it under this Deed rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred by any bankruptcy, insolvency or other similar laws of general application.

(G) Credit and Collection Policy: Comply in all material respects with its Credit and Collection Policy with respect to each Receivable purchased or to be offered for purchase pursuant to this Deed and the related Contract.

(H) Value Added Tax: Make all relevant value added tax or other applicable tax payments in respect of supplies of goods or services pursuant to a Contract or which otherwise relate to Purchased Receivables, and pay all value added tax (if any) payable in respect of any value added tax supply made, or input value added tax suffered, by the Buyer, the Operating Agent or any of the Operating Agent's Affiliates with respect to supplies of goods or services by the Seller pursuant to a Contract or which otherwise relates to Purchased Receivables.

(I) Collections: If such Seller is not acting as Sub-Servicer, (1) give all reasonable assistance (including the provision of information) to any Servicer in accordance with the provisions of this Deed, and (2) remit any Collections on Purchased Receivables to the Servicer within one Local Business Day after the receipt or deemed receipt thereof.

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

(J) Payment Instructions: (i) Instruct, no later than on the Payment Instruction Date, the Designated Account Debtors to make payments in respect of Purchased Receivables to the relevant Dedicated Collection Account and (ii) instruct each Additional Designated Account Debtor which has become a Designated Debtor following the Payment Instruction Date, to make payments in respect of Purchased Receivables as of the Purchase Date immediately succeeding the Offer Date on which the relevant Account Debtor has become an Additional Designated Account Debtor to the relevant Dedicated Collection Account, in each case by way of letter (substantially in the form set out in Schedule 11) and by the insertion of a payment instruction to this effect in each invoice relating to a Designated Account Debtor.

(K) Bank Accounts: (i) prior to the Payment Instruction Date, instruct all Designated Account Debtors to pay all Collections into the relevant Collection Account referred to in Clause 8(Q) and (ii) on and following the Payment Instruction Date, instruct all Designated Debtors to pay all Collections into the relevant Dedicated Collection Account referred to in Clause 8(Q).

(L) Audit Costs: Each Seller shall pay the fees and expenses for up to four audits to be carried out by such accounting firm as is selected by the Operating Agent in respect of the Receivables (the scope of which to be determined by the Operating Agent, acting reasonably) in each financial year of such Seller, plus the costs of one additional audit to be conducted within 4 months after the execution of this Deed. Except for such additional audit, any further additional audit(s) that may be required by the Operating Agent during any such financial year shall be for the Operating Agent's own account.

(M) Provision of Information to Exide Europe: Each Seller shall promptly provide Exide Europe with computerised information regarding the Purchased Receivables on the dates shown, and containing the information set forth in Schedule 8, its Accounts Receivables Trial Balance and all such different or other information as the Operating Agent may reasonably determine from time to time to properly allow Exide Europe and/or the Operating Agent to identify all required information in respect of Account Debtors and Receivables.

10.      NEGATIVE COVENANTS OF EACH SELLER AND EXIDE EUROPE

         Until the later of the Termination Date and the Relevant Date, neither a Seller (in each of its capacities under the Relevant Documents and provided that the covenants made in this Clause by Exide (Dagenham) shall be deemed to also be made in respect of Exide Batteries) and (in respect of paragraph (F) below), Exide Europe will, without the consent of the Operating Agent:

(A) No Disposal of Receivables: Except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable purchased or to be offered for purchase under this Deed or the related Contract, or assign any right to receive income in respect thereof.

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

(B) No Transfer of Business: No Seller shall transfer all or substantially all of its assets and undertaking to any person without the prior written consent of the Operating Agent, such consent not to be unreasonably withheld, unless such transfer would have no adverse effect on the ability of the Seller to collect and sell Receivables as contemplated by this Deed.

(C) No Security Interest over Receivables and Contracts: No Seller shall create nor permit to subsist any Security Interest on any of its Receivables and related Contracts.

(D) No Amendment to Receivables: Extend, amend or otherwise modify the terms of any Purchased Receivable, or amend, modify or waive any term or condition of any Contract related thereto, or commence or settle any legal action to enforce collection of any Purchased Receivable without the prior written consent of the Operating Agent.

(E) No Change to Credit and Collection Policy: Make any change in the character of its business or in the Credit and Collection Policy, which change would or might, in either case, materially impair the collectability of any Receivable purchased or to be offered for purchase under this Deed or the enforcement of any related Contract against the related Designated Account Debtor or any other relevant Person or the operation of this Deed without the prior written consent of the Operating Agent.

(F) Cross Indemnity: Neither Exide Europe nor any Seller shall amend or otherwise change the Deed of Payment Allocation and Cross-Indemnity dated on or about the Effective Date between Exide Europe and the Programme Sellers, except in respect of amendments or changes of a purely technical or immaterial nature which do not affect either: (i) the title of the Buyer to the Receivables assigned (or purported to be assigned) pursuant to Clause 4 or (ii) the effectiveness of the assignment (or purported assignment) pursuant to Clause 4.

11.      REPORTING REQUIREMENTS OF EACH SELLER

         Until the later of the Termination Date and the Relevant Date, each of the Sellers and Exide Europe (in each case in relation to matters relating to itself) will, unless the Operating Agent otherwise consents, furnish to the Operating Agent:

(A) Annual Accounts of Seller: As soon as available and in any event within 180 days after the end of each of each Seller's financial years, a copy of such Seller's audited annual accounts and (if they are prepared) consolidated accounts in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding financial year.

(B) Annual Accounts of Exide Europe: As soon as available and in any event within 180 days after the end of each of Exide Europe's financial years, a copy of Exide Europe's annual accounts, prepared (as appropriate) on a consolidated basis in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding financial year, together with the report of an internationally recognised firm of independent auditors.

(C) Other Financial Information: Upon request of the Operating Agent, such financial information, accounts and records with respect to such Seller or Exide Europe which are relevant to the Programme, as the Operating Agent may from time to time reasonably request.


(D) Defaults and other Events: Forthwith on becoming aware of any of the events described in (1), (2), (3) or (4) below or any event which, with the giving of notice or lapse of time or both, would constitute one of such events, the statement of the chief financial officer or chief accounting officer of such Seller or, as the case may be, Exide Europe, setting out details of that event and the action which such Seller or, as the case may be, Exide Europe, proposes to take with respect to that event:

         (1) such Seller or Exide Europe fails to pay any principal of or premium or interest on any Debt in excess (in the aggregate) of the Euro Equivalent of $5,000,000, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt, or any other default under any agreement or instrument relating to any Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate or to permit the acceleration of the maturity of such Debt, or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof, or any present or future mortgage, charge or other security interest on or over any assets of such Seller or Exide Europe becomes enforceable;

         (2) a resolution is passed or a petition is presented or an order made for the winding up, liquidation, dissolution, merger or consolidation of such Seller or Exide Europe (except for the purposes of a bona fide reconstruction or amalgamation with the consent of the Operating Agent), or a petition is presented or an order made for the appointment of an administrator in relation to such Seller, Exide Europe or a receiver, administrative receiver or manager is appointed over any part of the assets or undertaking of such Seller or Exide Europe or any event analogous, to any of the foregoing occurs (except, in the case where a petition is presented (i) the proceeding is frivolous or vexatious and (ii) the Originator or Exide Europe is solvent and is contesting the proceeding in good faith);

         (3)      an Early Amortisation Event occurs; or

         (4) an Event of Default (as such term is defined in the US DIP Facility Agreement) occurs under the US DIP Facility Agreement.

(E) Summary Report: Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of such Seller or any member of the Exide Europe Group, as the

         Operating Agent may from time to time reasonably request in order to protect the interests of the Buyer or the Operating Agent, including, prior to 10:00 am, London time, on each Summary Report Date, a Summary Report (with, among other things, the information necessary to determine the Default Ratio).

(F) Designated Account Debtors: Within two calendar weeks after the end of each calendar quarter (or such more frequent time as the Operating Agent may request in writing), each Seller shall deliver to the Operating Agent a current list of all Designated Account Debtors in respect of Purchased Receivables and the addresses of such Designated Account Debtors.

         The obligations of each Seller to deliver reports or similar information to the Buyer pursuant to this Deed may be delegated by each Seller to Exide Europe, and the performance by Exide Europe of such obligations hereunder shall be deemed to be the performance by each Seller of such obligations; provided however, that such Seller shall remain liable for any non-performance of such obligations.


12.      SERVICER, COLLECTIONS AND BUYER ACCOUNT

(A) Designation of Servicer: The servicing, administering and collection of the Receivables shall be conducted by Citibank, N.A., London Branch (the "Servicer") or such other Person so designated from time to time pursuant to this Clause 12(A). Until the Operating Agent gives notice to the Servicer of a designation of a new Servicer, Citibank, N.A., London Branch is designated as, and agrees, subject to the provisions of this paragraph (A), to perform the duties and obligations of a Servicer pursuant to the terms of this Deed. The Servicer hereby delegates to each Seller in respect of the Purchased Receivables originated by such Seller, its duties and obligations as Servicer and each such Seller (each a "Sub-Servicer") hereby agrees to perform the duties and obligations of the Servicer pursuant to the terms of this Deed in relation to the Purchased Receivables originated by it. The delegation hereby granted to each Sub-Servicer may not be terminated by the Sub-Servicer without the prior written consent of the Servicer and may be terminated at any time and without a cause by the Servicer and, for so long as a Seller is acting as Sub-Servicer pursuant to the terms of this Deed, (i) it shall perform the duties and obligations of the Servicer in respect of the Purchased Receivables originated by it and
         (ii) all duties, obligations and indemnities expressed to be those of a "Servicer" pursuant to Clause 5 and this Clause 12 shall be regarded for all purposes as those of the relevant Sub-Servicer. The Servicer shall not be liable for the performance of the duties and obligations of any Sub-Servicer under this Deed and each Sub-Servicer shall be liable to the Operating Agent and the Buyer for the performance of its duties and obligations as Sub-Servicer under this Deed. Each Sub-Servicer may, with the prior written consent of the Operating Agent, subcontract with any other Person for servicing, administering or collecting the Purchased Receivables; provided, however, that such Sub-Servicer (a) procures to the Operating Agent that its sub-contractor shall not delegate the servicing duties and obligations sub contracted to it by the Sub-Servicer without the prior written consent of the Operating Agent and (b) will remain liable for the performance of its duties and obligations of

         Sub-Servicer under this Deed. The Operating Agent hereby agrees that Exide Dagenham will, from the date hereof, subcontract with Exide Batteries the duties and obligations of Exide Dagenham as Sub-Servicer. The Operating Agent may at any time designate as Servicer any Person to succeed the Servicer (which designation shall, for the avoidance of doubt, automatically terminate the delegation hereby granted to the Sub-Servicer) or any successor Servicer, on the condition in each case that any such Person agrees to perform the duties and obligations of Servicer pursuant to the terms of this Deed.

(B)      Duties of Servicer:
         Each Servicer:

         (1) will take or cause to be taken all such actions as may be necessary or advisable to collect each Purchased Receivable, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy and the instructions of the Operating Agent. Each of the Seller and the Buyer hereby appoints the Servicer as its agent to enforce its respective rights and interests in and under the Purchased Receivables, the Related Security and the Contracts;

         (2) will (i) prior to the Payment Instruction Date, pay all Collections to be paid directly by all Designated Account Debtors in the relevant Collection Account and deposit to the relevant Collection Account immediately upon receipt any Collection received not paid to such Collection Account and (ii) no later than on the Payment Instruction Date and on each Local Business Day thereafter, pay all Collections to be paid directly by all Designated Account Debtors in the relevant Dedicated Collection Account and deposit to the relevant Dedicated Collection Account immediately upon receipt any Collection received and not paid to such Dedicated Collection Account;

         (3) (i) may, unless and until instructed otherwise by the Operating Agent, deposit in the relevant Collection Account monies other than Collections and (ii) will not deposit in any Dedicated Collection Account monies other than Collections. Each Servicer shall segregate all cash, cheques and other instruments received by it from time to time constituting Collections of Purchased Receivables as the Operating Agent may direct and deposit in a bank account designated by the Operating Agent all such cash, cheques and other instruments (together with the Buyer's Entitlement to the Collection Account) as soon as practicable and in any event on the first Local Business Day following receipt by such Servicer of such Collections and will take such other steps (whether or not contemplated by the Interim Trust Account Bank Mandate) as the Operating Agent may require;

         (4) confirms that, in accordance with the Interim Trust Account Bank Mandates and the Trust Account Bank Mandates, the relevant Collection Account Bank has been instructed to make available to such Servicer information showing amounts received on each Local Business Day and standing to the credit of the relevant Collection Account and the Dedicated Collection Account as at the close of business on that day;

         (5) upon receipt of the information referred to in (4) above the Servicer shall, on behalf of the Buyer and the relevant Seller, make all such determinations and calculations as are necessary in order to determine, in respect of amounts standing to the credit of the relevant Collection Account and the Dedicated Collection Account on each Local Business Day, the Buyer Entitlement and the Seller Entitlement respectively in relation to the Collection Account, and shall direct (subject to Clause 12(C)) the relevant Collection Account Bank, prior to 12:00 noon on each Local Business Day, to transfer to the Buyer Account the Buyer Entitlement in relation to the Collection Accounts and all monies standing to the credit of the Dedicated Collection Accounts;

         (6) other than the transfers referred to in paragraph (5) above, Clause 5(A) and Clause 12(C) no Servicer shall, without the prior written consent of the Operating Agent, withdraw funds from the relevant Collection Account or Dedicated Collection Account or direct the Collection Account Bank to make any transfers from such Collection Account or Dedicated Collection Account, except for withdrawals or transfers of cleared funds standing to the credit of any Collection Account which represent the Seller Entitlement and provided that any such withdrawal or transfer would not cause such Collection Account to become overdrawn;

         (7) may not extend, amend, modify or waive the terms of any Purchased Receivable or amend, modify or waive any term or condition of any Contract related thereto where such extension, amendment, modification or waiver would prejudicially affect such Purchased Receivable, unless the Operating Agent shall have otherwise consented in writing. Each Seller shall deliver to the relevant Servicer (if such Seller has ceased to be a Sub-Servicer) all documents, instruments and records which evidence or relate to the Purchased Receivables which the Operating Agent may reasonably request;

         (8) if other than a Seller (and such Seller has ceased to be a Sub-Servicer), will provide to the relevant Seller all such information as the Seller may require for purposes of the Summary Report and will as soon as practicable following receipt pay to or to the order of such Seller the collections of any Receivable which is not a Purchased Receivable;

         (9) if other than a Seller (and such Seller has ceased to be a Sub-Servicer), will as soon as practicable upon demand make available or (if so demanded) deliver to such Seller all documents, instruments and records in its possession which evidence or relate to Receivables of such Seller other than Purchased Receivables, and copies of documents, instruments and records in its possession which evidence or relate to Purchased Receivables which the Operating Agent may reasonably request; and

         (10) if other than a Seller (and such Seller has ceased to be a Sub-Servicer), and notwithstanding anything to the contrary contained in this Deed, will have no obligation to collect, enforce or take any other action described in this Deed with respect to any Receivable that is not a Purchased Receivable other than to turn over, make available or deliver to the relevant Seller the collections and documents with respect to any such Receivable as described in (8) and (9) above.

(C) Advance Payments: The Sellers may, from time to time on any Local Business Day prior to the Termination Date unless and until the Operating Agent directs otherwise withdraw, by way of advance payment on account of such Existing Receivables Purchase Price and Future Receivables Purchase Price as will or may be payable to the Sellers on the next following Settlement Date, any amount or amounts standing to the credit of, prior to the Payment Instruction Date, the Collection Accounts and, on and following the Payment Instruction Date, the Dedicated Collection Accounts representing Collections. Any amount so withdrawn (an "Advance Payment") during each Reference Period shall be set off pro tanto against the Buyer's obligation (if any) to pay Existing Receivables Purchase Price and Future Receivables Purchase Price payable on the next following Settlement Date and, to the extent the amount of the Advance Payments made during such Reference Period exceeds the amount of the Existing Receivables Purchase Price and Future Receivables Purchase Price (or, where no Existing Receivables Purchase Price and Future Receivables Purchase Price is payable), be refunded by the Sellers in full by the transfer of cleared funds to the Buyer Accounts not later than 12:00 noon on the next following Settlement Date; provided always that any Advance Payment shall be refunded by the Sellers by the transfer of cleared funds to the Buyer Account immediately upon the demand of the Operating Agent. The Sellers shall not be obliged to pay interest on any Advance Payment.

(D) Failure to Report: If there is a failure at any time by a Servicer to report and quantify the amount of Collections received or the amounts of any Advance Payments and/or the funds standing to the credit of the Collection Account, Dedicated Collection Account or Buyer Account in respect of any Settlement Period such that the amounts due by any Seller and the Buyer pursuant to Clauses 4(B), 4(C) and 12(C) cannot be accurately determined (in the Operating Agent's reasonable opinion), there will fall due from the relevant Seller to the Buyer on the Settlement Date at the end of such Settlement Period (on account of repayment of Advance Payments) an amount equal to the anticipated Collections in respect of such Settlement Period as determined by the Operating Agent, acting reasonably. For the purposes of this Clause 12(D), it shall be considered reasonable for the Operating Agent to anticipate that all Collections due during such Settlement Period were received by the relevant Servicer during such Settlement Period. The Buyer shall deposit such amount into the Temporary Adjustment Account. Upon the Operating Agent becoming satisfied that a proper assessment of the amounts due by way of repayment of Advance Payments has been made, there shall be an adjustment in accordance with such assessment, by way of repayment from the Buyer (provided the Termination Date has not occurred) or by way

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

         of further payment by the relevant Seller, as required, and such adjusted sum shall be treated for all purposes under this Deed as the Collections received during such Settlement Period. Provided that such failure by the relevant Servicer does not last longer than two consecutive Settlement Periods and the provisions of this Clause 12(D) are complied with, such failure shall not by itself constitute an Early Amortisation Event.

13.      PROTECTION OF THE BUYER'S RIGHTS

(A) Notice of Sale: the Operating Agent may at any time (and each Seller following the Operating Agent's request shall) notify the Designated Account Debtors, or any of them, of Purchased Receivables of the Buyer's ownership of the Purchased Receivables and the Collections of the Purchased Receivables and direct (or cause each Seller to direct) all the Designated Account Debtors of Purchased Receivables, or any of them, that payment of all amounts payable under any such Purchased Receivable be made directly to the Operating Agent or its designee.

(B) Legal Assignment: Each Seller shall, if requested by the Operating Agent, forthwith execute a legal assignment to the Buyer or the Operating Agent or as the Operating Agent may direct (as determined by the Operating Agent) in such form as the Operating Agent requires of all or any of the Purchased Receivables and the Related Security and the full benefit thereof and will, if so required, give notice thereof to the relevant Designated Account Debtor.

(C) Reconstruction of Accounts Receivable Trial Balance: If at any time a Seller does not (i) generate an Accounts Receivable Trial Balance on the Determination Date immediately preceding each Settlement Date or
         (ii) provide the information to Exide Europe enumerated in Clause 9(M), the Operating Agent will have the right to reconstruct that Accounts Receivable Trial Balance or such information so that a determination of the Purchased Receivables can be made, and such reconstruction will be conclusive (in the absence of manifest error) for the purposes of determining Purchased Receivables.

(D) Operating Agent's Right to Perform: If the Originator or the Offer Agent fails to perform any of its agreements or obligations under this Deed, the Operating Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation.

(E) Power of Attorney: Without prejudice to the provisions of Clauses 13(A) to (D), each Seller irrevocably constitutes and appoints and procures that Exide Batteries will constitute and appoint the Operating Agent and the Buyer, with full power of substitution, as its true and lawful attorney and agent, with full power and authority in its name or otherwise, and in its place and stead, and for its use and benefit at any time after the occurrence of an Early Amortisation Event to take such action each of the Buyer and the Operating Agent may deem necessary or desirable in order to protect the interests of the Buyer and/or the Lenders and/or the Operating Agent and/or to perfect title to any of the Purchased Receivables, or Related Security, including the redirection of mail and the endorsement of drafts, cheques and other payment media, to perform any agreement or obligation of such Seller or Exide Batteries under or in connection with this Deed and/or under the Interim Trust Account Bank Mandate(s) and the Trust Account Bank Mandate(s), and to exercise all other remedies of such Seller or Exide Batteries under this Deed or existing at law. In furtherance of the power herein granted, each Seller will assist and co-operate with the Operating Agent and provide such facilities as the Operating Agent may request. The power of attorney hereby granted is given by way of security, is coupled with an interest, and is irrevocable and will extend to and be binding upon the successors and assigns of each Seller. The Sellers hereby agree that they shall execute and cause Exide Batteries to execute the Power of Attorney set out in the form of
         Schedule 16 in respect of their obligations under this Clause 13(E).

14.      RESPONSIBILITIES OF EACH SELLER

         Anything herein to the contrary notwithstanding:

(A) Perform Contracts: Each Seller will perform all its obligations under the Contracts related to the Purchased Receivables to the same extent as if such Purchased Receivables had not been sold pursuant to this Deed and the exercise by either the Operating Agent or the Buyer of its rights hereunder will not relieve such Seller from such obligations.

(B) Exoneration of Buyer and Operating Agent: None of the Buyer nor the Operating Agent will have any obligation or liability with respect to any Purchased Receivables, any Related Security or related Contracts, nor will the Buyer or the Operating Agent be obliged to perform any of the obligations of any Seller thereunder.

(C) Trust: Until the Operating Agent requests otherwise, each Seller will hold in trust for the sole benefit of the Buyer the Contracts and other documentary items relating to the uncollected Purchased Receivables at its address specified in this Deed. To the extent that the Contracts or other documentary items also relate to Receivables that are not Purchased Receivables, such Seller will hold them in trust for both the Buyer and itself to the extent of the respective rights of the Buyer and itself therein unless possession thereof is required by the Buyer to enforce its ownership rights. Each Seller will deliver such Purchased Receivables, Contracts and documents to the Operating Agent (or as it may direct), if so directed by the Operating Agent and the Operating Agent will make them available to the relevant Seller to the extent that they contain material or information that does not relate to Purchased Receivables and to the extent that the Buyer's interests are not thereby compromised.

(D) Marking: Each Seller will mark clearly and unambiguously its ordinary business records, including without limitation its master data processing records, relating to the Purchased Receivables with a legend acceptable to the Operating Agent indicating that such Purchased Receivables are owned by the Buyer. Each Seller agrees that from time to time it will promptly execute and deliver all instruments and documents, and take all further action that the Operating Agent may reasonably request in order to perfect, protect or more fully evidence the Buyer's ownership interest in the Purchased Receivables, the Collections and the Related Security and pending such time will keep an up to date record of all Purchased Receivables.

(E) Third Party Servicer: At any time following the designation of a Servicer other than Citibank, N.A., London Branch or the termination of the delegation granted to any Sub-Servicer pursuant to Clause 12(A):

         (1) The relevant Seller will, at the Operating Agent's request, (a) assemble all the documents, instruments and other records (including, without limitation, computer tapes and disks) which evidence the Purchased Receivables, and the related Contracts and Related Security, or which are otherwise necessary or desirable to collect such Purchased Receivables, and will make the same available to the Operating Agent at a place selected by the Operating Agent or its designee or (if so requested) deliver the same to the Operating Agent (or as it may direct), and (b) segregate all cash, cheques and other instruments received by it from time to time constituting Collections of Purchased Receivables in a manner acceptable to the Operating Agent and will, promptly upon receipt, remit all such cash, cheques and instruments, duly endorsed or with duly executed instruments of transfer, to the Operating Agent or its designee.

         (2) The relevant Seller authorises the Operating Agent to take any and all steps in such Seller's name and on behalf of such Seller necessary or desirable, in the determination of the Operating Agent, to collect all amounts due under any and all Purchased Receivables, including, without limitation, endorsing such Seller's name on cheques and other instruments representing Collections and enforcing such Purchased Receivables and the related Contracts and Related Security.

(F) Value Added Tax: For the purpose of ensuring recoupment of any value added tax forming part of a Purchased Receivable:

         (1) all or part of which remains unpaid after the statutory period for purposes of claiming bad debt relief has elapsed; or

         (2) (without prejudice to Clause 5(D)) which or the Outstanding Balance of which is, or would be, reduced, adjusted or cancelled by any Seller and/or any other Person whether as a result of the matters in Clause 5(D) or for any other reason;

         each Seller will use its reasonable endeavours to recover such value added tax (or the appropriate part thereof) from the appropriate tax authorities, as agent and trustee of the Buyer, and promptly remit it to the Buyer and, until so remitted, will hold in trust for the Buyer any dividend received or value added tax recovered by such Seller in respect thereof (and any such dividend or recovery will be and be treated as a Collection). Each Seller will make such accounting write-offs and transfers and raise such credit notes as may be necessary or desirable for this purpose, and take all such other steps as may be reasonably requested by the Operating Agent. In particular, each Seller will, at the request of the Operating Agent, accept a re-assignment of any such Purchased Receivable (for a nil consideration) solely for the purpose of facilitating recoupment of such value added tax.

15.      AGENCY AND INDEMNITIES

(A) Agency: In acting under this Deed the Operating Agent shall have only such duties, obligations and responsibilities as are expressly set out in this Deed (and such other duties, obligations and responsibilities as are reasonably incidental) and acts solely as agent of the Buyer. However, without prejudice to the generality of the foregoing, only the Operating Agent shall be entitled to receive and retain fees and other amounts (including indemnification under this Clause 15) payable to the Operating Agent for its own account.

(B) Indemnities by Sellers and Exide Europe: The Sellers and (in relation to matters relating to itself) Exide Europe agree to indemnify the Buyer, the Operating Agent and their respective Affiliates and any Servicer (if a Seller has ceased to be a Sub-Servicer) from and against any and all damages, losses, claims, liabilities and related reasonable costs and expenses, including attorneys' fees and disbursements together with VAT thereon (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to this Deed or the ownership of Purchased Receivables, excluding, however, (a) such amounts resulting from gross negligence or wilful misconduct on the part of the Person who would otherwise be entitled to claim such indemnification or (b) recourse (except as otherwise specifically provided in this Deed) for uncollectible Purchased Receivables or for losses arising out of late Collections. Without limiting the foregoing, Indemnified Amounts include amounts relating to or resulting from:

         (1) reliance on any representation or warranty made or deemed made by any Seller (in any of its capacities under the Relevant Documents) or Exide Europe under or in connection with this Deed, or any other information or report delivered by such Seller (in any of its capacities under the Relevant Documents) pursuant to this Deed, which shall have been false or incorrect in any material respect when made or deemed made or delivered (to the extent that such amounts have not already been recovered by the applicable indemnified party pursuant to Clause 5(D));

         (2) the failure by any Seller (in any of its capacities under the Relevant Documents) or Exide Europe to comply with any term, provision or covenant contained in this Deed or with any applicable law, rule or regulation with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable or the related Contract or the Related Security with any such applicable law, rule or regulation;

         (3) the failure to vest and maintain vested in the Buyer ownership of each Purchased Receivable, free and clear of any Adverse Claim whether existing at the time of the Purchase of such Receivable or at any time thereafter, excluding any such Adverse Claim created by the Buyer;

         (4) any dispute, claim, offset or defence (other than discharge in bankruptcy or winding up by reason of insolvency or analogous event of the Designated Account Debtor) of the Designated Account Debtor to the payment of any Receivable which is, or is purported to be, a Purchased Receivable (including, without limitation, a defence based on such Receivable or the related Contract not being a legal, valid, binding and enforceable obligation of such Designated Account Debtor), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services;

         (5) any failure of any Seller (in any of its capacities under the Relevant Documents) or Exide Europe, to perform its duties or obligations in accordance with the provisions of this Deed;

         (6) the Buyer makes a request for a Loan and/or contracts for a foreign exchange transaction to fund any anticipated Purchase following the delivery of a Letter of Offer or to make a Future Receivables Purchase Price payment in the manner contemplated in this Deed and such Purchase not taking place or such Future Receivables Purchase Price payment not being made as a result of the operation of Clause 3 or any other provision of this Deed, or a sale of Receivables not being effected in relation to a Letter of Offer or a Future Receivables Purchase Price payment not being made by reason of any event described in Clause 11(D)(1), (2), (3) or (4) or any breach by any Seller (in whatever capacity) or Exide Europe of any of its obligations under or in connection with this Deed;

         (7) any products liability claim, or personal injury or property damage claim, or other similar or related claim or action of whatever sort arising out of or in connection with goods, merchandise or services which are the subject of any Receivable or Contract; and

         (8) the payment of the Existing Receivables Purchase Price or the Future Receivables Purchase Price of any Receivable other than an Eligible Receivable (to the extent that such amounts have not already been recovered by the applicable indemnified party pursuant to Clause 5(D)).

         The Operating Agent will provide each Seller with a certificate or certificates showing in reasonable detail the basis for the calculation of Indemnified Amounts claimed under this Clause 15(B) provided, for the avoidance of doubt, that the provision of such certificate or certificates shall not be a condition for the making of any claim under this Clause 15(B).

(C) Costs, increased costs and gross-up for withholding tax under the Facilities Agreement and the Currency Exchange Agreement: The Sellers hereby agree from time to time to indemnify the Buyer for, and to pay to it on demand of the Operating Agent, an amount equal to the Country's Proportionate Share of (i) all costs, increased costs, indemnities, tax, tax gross-up, tax indemnities, default interest and all other amounts (other than interest and principal payments) which are required to be paid by the Buyer under and in accordance with the terms of the Facilities Agreement and (ii) all costs, indemnities, tax, tax gross-up and termination costs which are required to be paid by the Buyer under and in accordance with the Currency Exchange Agreement.

(D) Judgment Currency: Each reference in this Deed to a specific currency is of the essence. The obligation of each Seller (in any of its capacities under the Relevant Documents) or Exide Europe in respect of any sum due from it to the Operating Agent or the Buyer under this Deed will, notwithstanding any judgment in any other currency, or any bankruptcy or winding up by reason of insolvency or analogous event of such Seller or Exide Europe, be discharged only to the extent that on the Local Business Day following receipt by the Operating Agent or the Buyer of any sum adjudged or determined to be so due in such other currency, the Operating Agent could in accordance with normal banking procedures purchase the currency specified in this Deed with such other currency. If the amount of currency so purchased is less than the amount of the specified currency originally due to the Operating Agent or the Buyer, each of the Sellers and Exide Europe agrees, as a separate obligation and notwithstanding any such judgment, bankruptcy, winding up or analogous event, to indemnify the Operating Agent and the Buyer against such loss.

(E) Payment: Any amounts subject to the indemnification provisions of Clause 15(B), (C) or (D) shall be paid by the Sellers or Exide Europe to the Operating Agent within two Programme Business Days following the Operating Agent's demand therefor.

(F) After Tax Amount: In the event that any taxing authority seeks to charge to tax any sum paid to the Buyer or the Operating Agent or any of their respective Affiliates as a result of the indemnities or other obligations contained herein or impose a requirement on the payer of such indemnity to deduct tax, then the amount so payable shall be grossed up by such amount as will ensure that after payment of the tax so charged there shall be left a sum equal to the amount that would otherwise be payable under such indemnity or obligation.

16.      AMENDMENTS, ETC.

(A) Amendments and Waivers: No amendment or waiver of any provision of this Deed nor consent to any departure by any Seller therefrom shall in any event be effective unless the same shall be in writing and signed by
         (1) such Seller, the Buyer and the Operating Agent with respect to an amendment, or (2) such Seller, the Buyer or the Operating Agent, as the case may be, with respect to a waiver or consent by it, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(B) Entire Agreement: This Deed contains a final and complete integration of all prior expressions by the parties with respect to the subject matter of this Deed and constitutes the entire agreement among the parties with respect to the subject matter of this Deed, superseding all prior oral or written understandings.

17.      NOTICES

         All notices and other communications provided for under this Deed shall, unless otherwise stated in this Deed, be in writing in the English language (including telex and fax communication) and mailed (first class, postage paid) or delivered to each party at its address set out under its name on the execution pages of this Deed or at such other telex or fax number or address as may be designated by such party in a written notice to the other parties. All such notices and communications will be effective (other than in respect of a Letter of Offer delivered pursuant to Clause 4(A)), (i) in the case of written notice, five days after being deposited in the post, or (ii) in the case of notice by telex, when telexed against receipt of answer back, or (iii) in the case of notice by fax, at the time of transmission unless served on a day which is not a Local Business Day or after 5.00pm at the place in which the recipient is located, in which case it will be effective at 9.00am at the place in which the recipient is located on the following Local Business Day. In each case notice must be addressed as aforesaid.

18.      NO WAIVER: REMEDIES

(A) No Waiver: No failure on the part of the Buyer, any Seller (in any of its capacities under the Relevant Documents) or the Operating Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies in this Deed are cumulative and not exclusive of any remedies provided by law.

(B) Set Off: Without limiting the provisions of Clause 18(A) the Buyer and the Operating Agent are hereby authorised (except in relation to the payment of the Acceptance Fee) by the Sellers and Exide Europe at any time after any of the Sellers or Exide Europe is in default of its obligations under this Deed or an Early Amortisation Event has occurred, to set off and apply, and/or to instruct Citibank or any of Citibank's Affiliates to set off and apply, any and all deposits at any time held and other indebtedness at any time owing (whether general or special, time or demand, provisional or final and in whatever currency) by the Buyer, the Operating Agent, Citibank or, as the case may be, any such Affiliate to or for the credit or the account of any Seller against any and all of the obligations of any Seller or Exide Europe (in any of its capacities under the Relevant Documents), now or hereafter existing under this Deed, to the Buyer or the Operating Agent or their respective successors and assigns or, as the case may be, now or hereafter due or owing on any account to Citibank or any of Citibank's Affiliates (and for this purpose to convert one currency into another).

19.      BINDING EFFECT: ASSIGNABILITY

(A) Successors and Assigns: This Deed is binding upon and enures to the benefit of (1) each Seller, Exide Europe and any of their successors and permitted assignees in accordance with Clause 19(B); (2) the Buyer and also in relation to the benefit, but not the burden of this Deed, each Person to whom the Buyer has for the time being in accordance with Clause 19(C) (2) or (3) granted or assigned (or agreed to grant or assign) all or part of any Purchased Receivable (or any participation or interest, whether proprietary or contractual, in or in respect of all or part of any Purchased Receivable) and/or all or any of its rights, benefits and interest in or under this Deed and their respective successors and assignees; and (3) Citibank and its successors as Operating Agent (and the terms "Seller", "Exide Europe", "Buyer" and "Operating Agent" shall be construed accordingly).

(B) Sellers and Exide Europe: Neither a Seller nor Exide Europe may assign any of its rights, benefits or interest in or under this Deed except with the prior consent of the Operating Agent.

(C) The Buyer: The Buyer may assign all or part of any Purchased Receivables and/or all or any of its rights, benefits and interest in or under this Deed to any Lender.

(D) Additional Sellers: The Operating Agent may, in its sole and absolute discretion, at the request of Exide Europe, admit a member of the Exide Europe Group as a Seller under this Deed (for the purposes of this Clause 19(D), such party or parties shall be referred to as the "Additional Seller"). In addition to the discretion of the Operating Agent, the admission the Additional Seller shall also be subject to the following conditions precedent:

         (1) the Operating Agent receives the documents and information specified in Schedule 5 in respect of the Additional Seller, each in form and substance satisfactory to the Operating Agent;

         (2) the Additional Seller, each Seller and the Buyer have delivered to the Operating Agent a duly completed and executed Admission of Additional Seller in the form attached as Schedule 2 (together with confirmation of due execution and delivery, in form and substance satisfactory to the Operating Agent) and the Operating Agent has indicated its consent by execution of the Admission of Additional Seller; and

         (3) Exide Europe shall have confirmed in writing to the Operating Agent that the Letter of Undertaking shall apply, on the terms stated therein, to all of the obligations of the Additional Seller under the Programme;

         upon which time the Additional Seller shall be deemed to be a party to this Deed from and after the next Settlement Date subsequent to the execution of the Admission of Additional Seller by the Operating Agent, and the Additional Seller shall be under the same obligations towards each of the other parties to this Deed as if it had been an original party hereto as a "Seller" and a "Sub-Servicer".

20.      FURTHER ASSURANCE - RESTRUCTURING

         Each of the Sellers and Exide Europe hereby agrees that:

(A) in the event that it receives notice from the Operating Agent for the purpose of amending the existing Programme on the basis that:

         (1) the Receivables which are the subject of the French RSA will be first purchased from the French Sellers by a French fonds commun de creances (the "FCC"), such purchases to be funded by the subscription or purchase by the Buyer of units issued by the FCC; or

         (2) the Receivables which are the subject of the Italian RSA will be first purchased by a company set up pursuant to law 130 of 30 April 1999 in Italy (the "Law 130 Company"), such purchases to be funded by the subscription or purchase by the Buyer of notes issued by the Law 130 Company, upon commercial terms consistent with those applicable under the existing Programme (save in relation to additional costs arising as a result of the involvement of a FCC and/or a Law 130 Company), each of the Sellers and Exide Europe undertakes to the Operating Agent and the Buyer that it will enter into such arrangements, documents and agreements as are necessary or desirable, in the opinion of the Operating Agent (acting reasonably), for the purposes of giving effect to the transactions set out in paragraphs (1) and (2) and ensuring consistency between such transactions and the other transactions contemplated under the Programme.

(B) if, by reason of any change (a) in any law or regulation or in its interpretation or application or (b) in the generally recognised market practice after the date hereof (in each case as evidenced by legal advice from a reputable law firm delivered by the Operating Agent to Exide Europe), the Operating Agent determines that the interests of the Buyer and/or the Operating Agent under the Programme may be affected as a result of such change, then the parties to this Deed, acting in good faith, shall co-operate with a view to restructuring this Deed, the other Relevant Documents and the transactions contemplated herein and therein upon such terms and conditions as would result in the interests of the Buyer and/or the Operating Agent to be protected, to the best extent possible under applicable law, in the same manner as if that change had not occurred.

         All the fees, costs and expenses (including legal fees) arising as a result of any of the events described in paragraphs (A) and (B) will be borne by the Sellers.

21.      TERMINATION

         This Deed will create and constitute the continuing obligations of the parties in accordance with its terms, and will remain in full force and effect until such time, after the Termination Date, as all Programme Capital of all Groups of Receivables have been reduced to zero and all Yield (as aggregated among all Originator Agreements), Programme Costs and other fees due under this Deed or the Fees Letter have been paid; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by any Seller in or pursuant to this Deed, the provisions of Clause 21 and the indemnification and payment provisions of this Deed will be continuing and will survive any termination of this Deed.

22.      NO PROCEEDINGS

         Each Seller, Exide Europe, the Offer Agent (if not Exide Europe) and the Operating Agent each hereby agree that they will not institute against the Buyer any bankruptcy, insolvency or similar proceeding until all amounts owing by the Buyer under the Facilities Agreement and the Currency Exchange Agreement have been paid in full and that no recourse shall be had for the payment of any amount owing hereunder or claims arising out of or based upon the Relevant Documents against any member, equity holder, employee, officer, director or affiliate of the Buyer.

23.      EXECUTION IN COUNTERPARTS: SEVERABILITY

(A) Counterparts: This Deed may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(B) Severability: If any provision in or obligation under this Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Deed, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

24.      CONFIDENTIALITY

(A) Unless otherwise required by applicable law or regulation, or as requested by any regulator or tribunal with competent jurisdiction over, or over any business of, the relevant party, and subject to Clause 23(B) below, each of the parties agrees to maintain the confidentiality of this Deed in its communications with third parties and otherwise.

(B)      The provisions of Clause 23(A) shall not apply:

         (1) to the disclosure of any information which is or becomes public knowledge other than as a result of the conduct of the recipient;

         (2) to the disclosure of any information to the Finance Parties (as defined in the Facilities Agreement) under the Facilities Agreement (including any participant, potential participant or potential Lender thereunder), the Swap Counterparty and any secured party under the Deed of Charge (as defined in the Facilities Agreement), any FCC (including the custodian and the management company thereof) and/or Law 130 Company set-up pursuant to Clause 20 and the Rating Agencies (including their officers, employees, agents and advisers), provided that such Persons will hold that information confidential on the same basis as the Operating Agent;

         (3)  to the disclosure of any written consent of the parties hereto.

25.      GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Deed is governed by, and shall be construed in accordance with, the laws of England.

(B) Consent to Jurisdiction: The parties hereto hereby irrevocably and for the benefit of each other submit to the jurisdiction of the courts of England in any action or proceeding arising out of or relating to this Deed, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such courts. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defence of an inconvenient forum to the maintenance of such action or proceeding. As an alternative method of service, the Sellers, Exide Europe and the Buyer also irrevocably consent to the service of any and all process in any such action or proceeding by the delivery of copies of such process to the Sellers, Exide Europe or the Buyer, as applicable, at the address designated for notices under this Deed. The Sellers, Exide Europe and the Buyer agree that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing shall affect the right to serve process in any other manner permitted by law. Each of the parties hereto which is not incorporated in England irrevocably appoints the person specified against its signature to accept any service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Deed maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that the service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

26.      PROCESS AGENT

         Exide Europe agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in England, to CMP Batteries Limited, P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD. If the appointment of the person mentioned in this Clause ceases to be effective Exide Europe shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment with 15 business days, the Buyer shall be entitled to appoint such a person by notice to Exide Europe. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

IN WITNESS WHEREOF, this Deed has been duly executed and delivered as a Deed.

                                   SHEDULE 1

                                     Part 1
    Offices of the Sellers/Collection Account/Seller Non Transaction Account

Seller                                      Collection Account               Seller Non-Transaction Account
CMP BATTERIES LIMITED                       Sterling                         Sterling
P.O. Box 1                                  00230447                         00230420
Salford Road, Over Hulton                   (Sort Code 12-08-95)             (Sort Code 12-08-95)
Bolton, BL5 1DD

                                            Euro                             Euro

                                            00227092                         To be notified to the Operating Agent
                                            (Sort code 12-08-95)             prior to the Effective Date

FULMEN (U.K.) LIMITED                       00330887                         00330860
P.O. Box 1                                  (Sort Code 12-08-95)             (Sort Code 12-08-95)
Salford Road, Over Hulton
Bolton, BL5 1DD

DETA UK LIMITED                             To be notified to the            00282407
P.O. Box 1                                  Operating Agent prior to the     (Sort Code 12-08-95)
Salford Road,                               Effective Date
Bolton BL5 1DD

EXIDE (DAGENHAM) LIMITED                    (opened in the name of Exide     (opened in the name of Exide Batteries
P.O. Box 1                                  Batteries Limited acting as      Limited acting as agent of Exide
Salford Road, Over Hulton                   agent of Exide (Dagenham)        (Dagenham) Limited)
Bolton, BL5 1DD                             Limited) 00313382                00313366
                                            (Sort Code 12-08-95)             (Sort Code 12-08-95)

                                     Part 2

                                  Buyer Account



Account Number:   10123773

Currency:         Sterling

Sort Code:        18-50-08

Bank:             Citibank, N.A., London

Bank Swift Code:  CITIGB21



Account Number:   10123765

Currency:         Euro

Sort Code:        18-50-08

Bank:             Citibank, N.A., London

Bank Swift Code:  CITIGB21

                                   SCHEDULE 2

                     FORM OF ADMISSION OF ADDITIONAL SELLER

To:      Citibank, N.A.                Copy to:  Exide Holding Europe
         336 Strand                              5-7 Allee des Pierres Mayettes
         WC2R 1HB                                92636 Gennevilliers Cedex
         U.K.                                    France


                         ADMISSION OF ADDITIONAL SELLER

Pursuant to the Receivables Securitisation Deed dated [o] May 2002 (the "Agreement") among inter alia, you, Batteries Funding Limited and certain UK Affiliates of Exide Holding Europe.

1. Terms defined in the Agreement shall, subject to any contrary indication, have the same meanings herein.

2. The Additional Seller hereby requests the Operating Agent to accept this Admission of Additional Seller pursuant to and for the purposes of Clause 19(D) of the Agreement so as to take effect in accordance with the terms thereof.

3. The Additional Seller confirms that it has received a copy of the Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Operating Agent to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Operating Agent to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of Batteries Funding Limited or any Seller.

4. The Additional Seller hereby undertakes with the Operating Agent and each of the other parties to the Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Agreement will be assumed by it after acceptance of this Admission of Additional Seller by the Operating Agent and satisfaction of the conditions precedent subject to which this Admission of Additional Seller is expressed to take effect.

5. The Operating Agent makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Agreement or any document relating thereto and assumes no responsibility for the financial condition of Batteries Funding Limited or any Seller or for the performance and observance by Batteries Funding Limited or any Seller of any of their respective obligations under the Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

6. The Additional Seller requests that in respect of references to any Seller in the Agreement, the following information be inserted in respect of the Additional Seller:

==================================================================================================
(i)       Number of days in respect of the payment of invoices for the     . days
          purposes of paragraph (6) of the definition of "Eligible
          Receivable"
--------------------------------------------------------------------------------------------------
(ii)      Date of most recent audited annual accounts for the purposes     .
          of Clause 8(G)
--------------------------------------------------------------------------------------------------
(iii)     principal place of business of Additional Seller for the         .
          purposes of Clause 8(O) and Schedule 1
                                                                           .
--------------------------------------------------------------------------------------------------
(iv)      Collection Account/Dedicated Collection Account                  . (Sort Code)
--------------------------------------------------------------------------------------------------
(v)       Seller Non-Transaction Account for the purposes of Schedule 1    . (Sort Code)
==================================================================================================

7. This Admission of Additional Seller and the rights, benefits and obligations of the parties hereunder is governed by and shall be construed in accordance with English law.

[ADDITIONAL SELLER]

By:

Address:

Attention:
Telefax:
Date:

AGREED TO BY:
[RELEVANT ADDITIONAL SELLER]                         CMP BATTERIES LIMITED
By:                                                  By:

DETA UK LIMITED                                      FULMEN (U.K.) LIMITED
By:                                                  By:

EXIDE (DAGENHAM) LIMITED                             BATTERIES FUNDING LIMITED
By:                                                  By:

CONSENTED TO THIS ______ DAY OF __________, ________:

Citibank, N.A., London Branch

By:

                                   SCHEDULE 3

                          FORM OF SETTLEMENT STATEMENT



                             SETTLEMENT STATEMENT

       SELLER: Exide United Kingdom (CMP Batteries Limited, Exide (Dagenham)
                   Deta UK Limited, Fulmen (U.K.) Limited)
     CURRENCY: GBP and EUR

     Batteries Funding - Settlement Statement as of:         23-May-02

     Next Settlement Date:                                   30-May-02

     PRIOR SETTLEMENT STATEMENT:
                                                             GBP       EUR

 (1) Outstanding Balance                                        -         -
 (2) Reserve Accounts                                           -         -
 (3) Unearned Discount                                          -         -
 (4) Capital                                                    -         -

     Adjustments to Prior Month Balance

 (5) Total Collections                                          -         -
 (6) Adjustments to Reserve Account                             -         -
 (7) Discount Collected                                         -         -
 (8) Cash & Deemed Collections                                  -         -

 (9) New Receivables Sold                                       -         -
(10) Change in Reserve                                          -         -
(11) Change in Discount                                         -         -
(12) Net Cash Paid (7-8)                                        -         -

     Ending Balance as of this Date:

(13) Outstanding Balance                                        -         -
(14) Reserve Account                                            -         -
(15) Discount                                                   -         -
(16) Capital                                                    -         -

     PAYMENT OF FEES DUE ON NEXT SETTLEMENT DATE
                                                            GBP       EUR
     Purchaser Fees Due on the next Settlement Statement
     above 0.0000%                                              -         -

     Agency Fee           50.00 bp                              -         -

     Facility Fee         75.00 bp                              -         -

     Investor Fee          2.00 bp                              -         -

     Please remit funds to Batteries Funding Limited's account at Citibank London, GBP to account number 0010123773 and EUR to account number 0010123765

                                   SCHEDULE 4

                             FORM OF SUMMARY REPORT

                            Batteries Funding Limited

      Seller   :        UK
      Currency :        Total Sterling Portfolio
      Summary Report Date                                           02/05/19
      Summary Report for period ended                               02/05/18
      ==========================================================================
      Capital Requested at next purchase           ----->

      Sold Portfolio Ageing by invoice due date :

             Current - Due beyond 91      ----->             9.203,02    0,092%
             Current - Due in 90 days     ----->           760.909,12    7,604%
             Current - Due in 60 days     ----->         2.172.543,93   21,711%
             Current - Due in 30 days     ----->         4.163.210,30   41,604%
             1 - 30 days Overdue          ----->         2.197.431,56   21,959%
             31 - 60 days Overdue         ----->           441.151,66    4,408%
             61 - 90 days Overdue         ----->            63.591,94    0,635%
             91 - 120 days Overdue        ----->            75.341,52    0,753%
             121 - 150 days Overdue       ----->            -9.519,35   -0,095%
             151 - 180 days Overdue       ----->            39.729,28    0,397%
             181 + days Overdue           ----->            93.256,08    0,932%
                                                   ------------------
             Total                        ----->        10.006.849,06

      Estimated Cash         Days 1 - 30           ----->         7.064.192,99
      Collections in         Days 31 - 60          ----->         2.172.543,93
      future periods         Days 61 - 90          ----->           760.909,12
                             Days 91 +             ----->             9.203,02
                                                            ------------------
                             Total                 ----->        10.006.849,06

      Collections in
      current period Received by due date          ----->           220.946,85
      by due date :  Received 30 days after due date --->           461.668,76
                     Received 60 days after due date --->            65.647,07
                     Received 90 days after due date --->             8.786,70
                     Received 91+ days after due date -->             9.208,98
                                                            ------------------
                     Total Collections             ----->           766.258,36

      Total new receivables sold this month        ----->           -52.047,78

      Sold Credit Notes Outstanding     -------->         1.839.082,24  15,525%
      Credit Notes issued in last 30 days ------>           780.347,96   7,234%

      Total Credit Notes Outstanding    -------->         2.401.800,99  19,810%
      Credit Notes issued in last 30 days ------>           782.327,80   7,447%

      Total Invoices sold                       -------->               25.959
      Total New Invoices sold                   -------->                    0

      Total delinquent receivables in sold portfolio --->           703.551,13
      Total delinquent receivables (Sold + Unsold) ----->           415.376,51

      Total defaulted receivables in sold portfolio ---->           198.807,53
      Total defaulted receivables (Sold + Unsold) ------>           -88.466,63

                            Batteries Funding Limited

      Seller   :        UK
      Currency :        Total Sterling Portfolio
      Summary Report Date                                           02/05/19
      Summary Report for period ended                               02/05/18
      ==========================================================================

      Average Credit Terms (Sold Portfolio)     -------->     0,000
      Average Credit Terms (Total Portfolio)    -------->     0,000
      Weighted Credit Terms (Sold Portfolio)    -------->     0,000
      Weighted Credit Terms (Total Portfolio)   -------->     0,000

      Net invoices issued in the last seven days ----->         -221.692,03

      Total Portfolio Ageing (Sold + Unsold) by invoice due date

               Current                    ----->         7.109.101,15   73,120%
               1 - 30 Days Overdue        ----->         2.198.015,61   22,608%
               31 - 60 Days Overdue       ----->           439.548,72    4,521%
               61 - 90 Days Overdue       ----->            64.294,42    0,661%
               91 - 120 Days Overdue      ----->            77.426,35    0,796%
               121 - 150 Days Overdue     ----->            -9.519,35   -0,098%
               151 - 180 Days Overdue     ----->            39.947,43    0,411%
               181 +   Days Overdue       ----->          -196.321,06   -2,019%
                                                   ------------------
               Total Receivables          ----->         9.722.493,27

     =========================================================================
       ALL INFORMATION HEREIN IS TRUE AND ACCURATE



       ____________________                            ____________________
       Authorised Signature                            Authorised Signature

                                   SCHEDULE 5

                          INITIAL CONDITIONS PRECEDENT

(a) A certified copy of the resolutions of the board of directors (or analogous body) of the Seller approving this Deed and the other documents to be delivered by it and the transactions contemplated in this Deed.

(b) Certified copies of the memorandum and articles of association of each Seller.

(c) A certificate of an appropriate officer of each Seller certifying the names and true signatures of the officers authorised on its behalf to sign or, as appropriate, witness the sealing of this Deed and the other documents to be delivered by it (on which certificate the Operating Agent may conclusively rely until such time as the Operating Agent receives from the Seller a revised certificate meeting the requirements of this paragraph (c)).

(d) Relevant Interim Trust Account Bank Mandates duly executed by each Seller, the applicable Collection Account Bank, the Buyer and Citibank in relation to each Collection Account.

(e) A favourable opinion of legal advisers to the Operating Agent as to sale of Receivables and other relevant matters, in such form as the Operating Agent may reasonably require.

(f) A favourable opinion of legal advisers to the Sellers as to capacity and corporate powers of each Seller in such form as the Operating Agent may reasonably require.

(g) Letter of Undertaking from Exide Europe in a form acceptable to the Operating Agent, plus a favourable opinion of legal advisers satisfactory to the Operating Agent as to the execution and enforceability of the Letter of Undertaking.

(h) A favourable opinion of legal advisers to Exide Europe as to capacity and corporate powers of Exide Europe in such form as the Operating Agent may reasonably require.

(i) A Directors' Certificate from the directors of each Seller in relation to the solvency of such Seller and a certificate from the directors of Exide Europe in relation to the solvency of Exide Europe in form and substance acceptable to the Operating Agent.

(j) Execution of the Relevant Documents (as defined in each of the Origination Agreements) and all documentation to be delivered therewith.

(k) Satisfactory review by the Operating Agent of each Seller's billing and collection operations and reporting systems and implementation of any additional receivable tracking and reporting systems in form and substance satisfactory to the Operating Agent.

(l) Preparation of a written Credit and Collection Policy by each Seller, in form and substance satisfactory to the Operating Agent.

(m) The Operating Agent has received such other approvals, opinions or documents as it may reasonably request.

(n) A direction from Exide Europe or the Seller with regard to the payment of Citibank's (on its own behalf), the Operating Agent's and Batteries Funding's reasonable legal costs (together with disbursements and VAT) in form and substance satisfactory to the Operating Agent.

(o)     Enigma Licence Agreement duly executed by Exide Europe.

(p) Satisfaction of all initial conditions precedent set forth in Schedule 2 to the Facilities Agreement.

(q)     Execution of the Currency Exchange Agreement.

                                   SCHEDULE 6

                                 LETTER OF OFFER

                                     Part 1

                              on Initial Offer Date

From:          Exide Holding Europe
               5-7 Allee des Pierres Mayettes
               92636 Gennevilliers Cedex-France

To:            Batteries Funding Limited
               West Block
               International Financial Services Centre
               Dublin 1

Copy to:       Citibank, N.A.
               Citicorp Centre
               33 Canada Square
               Canary Wharf
               London E14 5LB

Attention:                                              Date:

                               SUBJECT TO CONTRACT

Dear Sirs,

1. We refer to a Receivables Securitisation Deed dated [.] May 2002 (as from time to time amended, supplemented or novated) (the "Deed") among, inter alios, you, Citibank, N.A., the undersigned and CMP Batteries Limited, Deta UK Limited, Exide (Dagenham) Limited and Fulmen (U.K.) Limited (the "Sellers").

2. This Letter of Offer does not record the existence of a contract on the date hereof and the Sellers have no intention to enter into a contract at any time prior to the acceptance (if any) of this Letter of Offer in accordance with the terms of the Deed.

3. We, on behalf of [name of the Sellers] as beneficial owners, hereby offer to sell, to assign and to transfer to you:

     (i) Existing Receivables with an Outstanding Balance of [.] (being the Existing Receivables identified for you pursuant to Clause 4(E) of the Agreement) on the next Settlement Date for an Existing Receivables Purchase Price calculated in accordance with the Deed of [.];

     (ii) (a) Future Receivables which have come and will come into existence between (and including) the Initial Reference Date and (but excluding) the next Settlement Date and (b) Future Receivables which will come into existence during the next Settlement Period for an Acceptance Fee of (pound)10.

4. The provisions of the Deed will apply to this letter and the related Initial Purchase (if any) by the Buyer, and except as otherwise provided herein, capitalised terms in this letter will have the meaning ascribed to them in the Deed.

5. The Discount computed for the Group of Receivables (which are Existing Receivables and Eligible Receivables) the subject of this letter is [.].

6. The offer made under this letter constitutes an irrevocable offer by [name of the Sellers], binding upon them, to assign and to sell to you the ownership interest in the Receivables referred to in this Letter of Offer and the Related Security.

7.   This Letter of Offer shall be governed by English law.

Yours faithfully

EXIDE HOLDING EUROPE, acting on behalf of [Sellers]



By:
Authorised Signatory

                                     Part 2

                          On Any Subsequent Offer Date

From:          Exide Holding Europe
               5-7 Allee des Pierres Mayettes
               92636 Gennevilliers Cedex-France

To:            Batteries Funding Limited
               West Block
               International Financial Services Centre
               Dublin 1

Copy to:       Citibank, N.A.
               Citicorp Centre
               33 Canada Square
               Canary Wharf
               London E14 5LB

Attention:                                              Date:

                               SUBJECT TO CONTRACT

Dear Sirs,

1. We refer to a Receivables Securitisation Deed dated [.] May 2002 (as from time to time amended, supplemented or novated) (the "Deed") among, inter alios, you, Citibank, N.A., the undersigned and CMP Batteries Limited, Deta UK Limited, Exide (Dagenham) Limited and Fulmen (U.K.) Limited (the "Sellers").

2. This Letter of Offer does not record the existence of a contract on the date hereof and the Sellers have no intention to enter into a contract at any time prior to the acceptance (if any) of this Letter of Offer in accordance with the terms of the Deed.

3. We, on behalf of [name of Sellers] as beneficial owners, hereby offer to sell, to assign and to transfer to you:

     [(i)] Future Receivables which will come into existence during the next
           Settlement Period for an Acceptance Fee of (Pounds)10;

     [in the event only of Additional Designated Account Debtors offering Receivables for the first time:

       (ii) Existing Receivables with respect to Additional Designated Account Debtors notified to you on the date hereof with an Outstanding Balance of [.] (being the Existing Receivables identified for you pursuant to Clause 4(E) of the Agreement) on the next Settlement Date for an Existing Receivables Purchase Price calculated in accordance with the Deed of [.]; and

       (iii) Future Receivables with respect to Additional Designated Account Debtors notified to you on the date hereof which have come and will come into existence between (and including) the Initial Reference Date and (but excluding) the next Settlement Date for the Acceptance Fee;]

4. The provisions of the Agreement will apply to this letter and the related Purchase (if any) by the Buyer, and except as otherwise provided herein, capitalised terms in this letter will have the meaning ascribed to them in the Agreement.

[5. The Discount computed for the Group of Receivables (which are Existing Receivables and the Eligible Receivables) the subject of this letter is [.].]

[5/6.] The offer made under this Letter of Offer constitutes an irrevocable offer by [name of Sellers], binding upon them, to assign and to sell to you the ownership interest in the Receivables referred to in this Letter of Offer and the Related Security.

[6/7.] This Letter of Offer shall be governed by English law.

Yours faithfully

EXIDE HOLDING EUROPE, acting on behalf of [Sellers]



By:
Authorised Signatory

                                   SCHEDULE 7

                                FORM OF CONTRACT

                                   SCHEDULE 8

                                     Part 1

                   Information to be Provided to Exide Europe

1. On the last Local Business Day in each calendar week prior to each Purchase Date:

        a computerised download containing the following fields:

        - number, which identifies the applicable Seller
        - customer number
        - customer name
        - customer type
        - location of customer (country)
        - invoice number
        - journal number
        - issue date of invoice
        - due date of invoice
        - currency of invoice
        - currency amount of invoice
        - type of invoice

        and other fields which may vary from applicable Seller to applicable Seller and which are necessary for Enigma to select Eligible Receivables.

2. On or before the third Determination Date of each calendar month, the information requested in Part 2 of this Schedule 8 in respect of the previous calendar month.

3. On or before the third Determination Date of each of the calendar months of March, June, September and December (or such more frequent time as the Operating Agent may request in writing in accordance with Clause 11(G) of the Agreement):

        a computerised download containing the addresses of the Account Debtors listed in paragraph 1 above, containing the following specific information:

        - full customer name
        - address field 1
        - address field 2
        - address field 3
        - town
        - area code
        - country of address

        AND ALL OTHER INFORMATION WHICH MIGHT BE NECESSARY FOR THE CORRECT IDENTIFICATION BY THE OPERATING AGENT AND/OR EXIDE EUROPE OF THE ACCOUNT DEBTOR/CUSTOMER AND INVOICE.

                                     Part 2

                             Form of Monthly Summary

To:     Charles Prowse - Citibank [Fax: +44 171 500 9665]
CC:     Claire Berdou - Exide Europe Headquarters [Fax: +33 1 4121 2697]

Seller:        ................................

Date Prepared: ................................

For month:     ................................

All information relates to 3rd party domestic customers.

1.      Total value of sales (incl. VAT):                    ...................

2.      Total value of Write-offs in the month (overdue 90
        days or less):                                       ...................

3.      Total value of Credit Notes
        (Disputes/Claims/invoicing errors etc, incl. VAT):   ...................

4.      Level of accruals for volume rebates:                ...................

5.      Amount of credit notes issued for volume rebates
        in the month:                                        ...................

6.      Expenses for warranty claims during the month:       ...................

7.      Prompt payment discounts paid during the month:      ...................

Receivable Ageing - Month-end Ledger

(only necessary if the downloaded file does not contain all 3rd party domestic customers, e.g. Italy)

=======================================================================
Days Past Due                 Amounts in Ledger Currency

=======================================================================
Current

-----------------------------------------------------------------------
1 - 30
-----------------------------------------------------------------------
31 - 60
-----------------------------------------------------------------------
61 - 90
-----------------------------------------------------------------------
91 - 120
-----------------------------------------------------------------------
121 +

=======================================================================

We certify that all information contained in this summary is true and accurate

[SELLER NAME]


.............................................
Name

                                   SCHEDULE 9

                              LETTER OF UNDERTAKING

                     [EXIDE HOLDING EUROPE S.A. LETTERHEAD]

                              Letter of Undertaking

                                                              Date: [.] May 2002

To: Batteries Funding Limited ("Batteries Funding"); and Citibank, N.A., London Branch as Operating Agent and Servicer under the Origination Agreements and Agent under the Facilities Agreement,

Dear Sirs

1.       We refer to the following agreements:

         (i) the Receivables Securitisation Deed dated as of the date hereof between CMP Batteries Limited, Exide (Dagenham) Limited, Deta UK Limited, Fulmen (U.K.) Limited (together with any additional member of the Exide Europe Group acceding to the Receivables Securitisation Deed after the date hereof, the "UK Originators"), ourselves as Offer Agent, Batteries Funding and Citibank, N.A. as Operating Agent (the "U.K. Origination Agreement");

         (ii) (a) the Receivables Subrogation Agreement dated 6 June 1997 (as amended on the date hereof) between Compagnie Europeenne d'Accumulateurs S.A.S. (together with any additional member of the Exide Europe Group acceding to the Receivables Subrogation Agreement after the date hereof, the "French Originators"), Exide Europe Funding Ltd. ("Exide Funding"), ourselves as Offer Agent and Citibank, N.A. as Operating Agent and (b) the Onward Receivables Sale Agreement dated as of the date hereof between Exide Funding, ourselves as Offer Agent, Batteries Funding and the Operating Agent (the "French Origination Agreements");

         (iii) the Receivables Sale Agreement dated as of the date hereof between Sociedad Espanola del Acumulador Tudor, S.A., Fulmen Iberica S.L. (together with any additional member of the Exide Europe Group acceding to such Receivables Sale Agreement after the date hereof, (the "Spanish Originators"), ourselves as Offer Agent, Batteries Funding and Citibank, N.A., as Operating Agent (the "Spanish Origination Agreement");

         (iv) (a) the Receivables Purchase Agreement dated 3 June 1997 (as amended on the date hereof) between Societa Industriale Accumulatori S.r.l. and Compagnia Generale Accumulatori S.p.A. (now Exide Italia S.r.l.) (together with any additional member of the Exide Europe Group acceding to the Receivables Sale Agreement after the date hereof, the "Italian Originators"), ourselves as Offer Agent, Archimede Securitisation s.r.l. and Citibank, N.A.

               as the Operating Agent and (b) the Onward Sale Agreement dated as of the date hereof between Archimede Securitisation s.r.l., Batteries Funding and the Operating Agent (the "Italian Origination Agreements");

         (v) the Receivables Sale Agreement dated as of the date hereof between Exide Automotive Batterie GmbH, Deutsche Exide GmbH and Deutsche Exide Standby GmbH (together with any additional member of the Exide Europe Group acceding to such Receivables Sale Agreement after the date hereof, the "German Originators" and, together with the UK Originators, the French Originators, the Spanish Originators and the Italian Originators, the "Originators"), ourselves as Offer Agent, Batteries Funding and Citibank, N.A. as Operating Agent (the "German Origination Agreement" and, together with the UK Origination Agreement, the French Origination Agreements, the Spanish Origination Agreement and the Italian Origination Agreements, the "Origination Agreements"); and

         (vi) the Facilities Agreement dated the date hereof among Batteries Funding, Citibank, N.A., London Branch as Agent and Arranger and the lenders from time to time party to the Facilities Agreement (the "Facilities Agreement").

2. Unless otherwise specified in this letter, terms defined in the Origination Agreements shall have the same meanings when used herein.

3. Any reference in this letter to any other agreement or document shall, unless the context otherwise requires, include that other agreement or document as from time to time amended, supplemented or novated and any document which amends, supplements or novates that other agreement or document.

4. We hereby confirm to you that the Facilities Agreement and the Origination Agreements, all their respective terms and conditions and all related documents, fully meet our approval.

5. We are aware that the Facilities Agreement and the Origination Agreements have been entered into on the condition that, inter alia, our indirect and beneficial ownership of at least 80% of the issued share capital of each Originator and Exide Funding and we control each Originator and Exide Funding. We are further aware that the Facilities Agreement and the Origination Agreements have been entered into in reliance on this Letter of Undertaking.

6. We confirm that we currently own indirectly and beneficially at least 80% of the issued share capital of each Originator and Exide Funding and that we control each Originator and Exide Funding and we covenant, subject to paragraph 6 below, that we will not reduce our percentage shareholding or alter our control of each Originator and Exide Funding (so long as Exide Funding is a party to any Relevant Document) until the Facilities Agreement and the Origination Agreements have been terminated and all obligations under the Origination Agreements to each of you have been met by the Originators and Exide Funding.

7. We undertake to you that in the event that our percentage shareholding in any Originator falls below 80% of the issued share capital of such Originator or that we cease to control such Originator, we shall ensure that (a) you (or, as the case may be, Archimede or Exide Funding) will receive from such Originator, prior to the date on which our shareholding falls below 80% of the issued share of such Originator or we cease to control such Originator, an amount equal to the Outstanding Balance of the Receivables which have been purchased from such Originator (such amount to be treated as a Collection for the purpose of the relevant Origination Agreement) and that such Originator will cease to offer to sell Receivables under the terms of the Origination Agreement to which it is a party.

8. We further covenant to ensure that each Originator and Exide Funding (in each of their capacities under the Origination Agreements) at all times duly perform and comply with all their obligations to each of you under or in connection with the Origination Agreements and, in particular, that we will at all times take all measures necessary or desirable to ensure that the billing, credit and collection policies and procedures of such Originator and Exide Funding are not changed in any way that may materially adversely affect the interests of either of you under the Origination Agreements. We further covenant that we will comply with our obligations in this paragraph 8 even if any of the relevant obligations of the Originators or Exide Funding under the Origination Agreements are determined by a court of competent jurisdiction to be invalid or unenforceable.

9. Without limiting our covenant in paragraph 7 above, we further covenant to either ensure that: (i) each Originator and Exide Funding will at all times duly perform and comply with or (ii) we will perform and comply with, on behalf of each Originator and Exide Funding, all reporting, documentary and calculation requirements of the Originators and Exide Funding under the Origination Agreements and that the same are met in a timely fashion.

10. We further covenant to provide you with immediate notice upon becoming aware of any of any breach by any Originator or Exide Funding of any of its obligations under the Origination Agreements and any of the events described in (A), (B) or (C) below or any event which, with the giving of notice or lapse of time or both, would constitute one of such events:

         (A) Any Originator or Exide Funding fails to pay any principal of or premium or interest on any debt, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such debt, or any other default under any agreement or instrument relating to any debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate or to permit the acceleration of the maturity of such debt, or any such debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof, or any present or future mortgage, charge or other security interest on or over any assets of such Originator or Exide Funding becomes enforceable;

     (B) a resolution is passed or a petition is presented or an order made for the winding up, liquidation, dissolution, merger or consolidation of such Originator or Exide Funding (except for the purposes of a bona fide reconstruction or amalgamation with your consent), or a petition is presented or an order made for the appointment of an administrator in relation to any Originator or Exide Funding, or a receiver, administrative receiver or manager is appointed over any part of the assets or undertaking of any Originator or Exide Funding, or any event analogous, to any of the foregoing occurs (except, in the case where a petition is presented (i) the proceeding is frivolous or vexatious and
          (ii) such Originators or Exide Funding is solvent and is contesting the proceeding in good faith); or

     (C) an Early Amortisation Event under any of the Origination Agreements occurs.

11. We undertake that we will provide to the Operating Agent all documents which Exide Technologies, ourselves or any European Affiliate of Exide Technologies is required to provide under the US DIP Facility Agreement in relation to ourselves and such European Affiliate as and when the same are provided under the US DIP Facility Agreement.

12. This Letter of Undertaking is governed by the laws of England. We hereby irrevocably and for your benefit submit to the jurisdiction of the courts of England in any action or proceeding arising out of or relating to this letter, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such courts. We hereby irrevocably waive, to the fullest extent that we may effectively do so, the defence of an inconvenient forum to the maintenance of such action or proceeding. We agree that a final judgement in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law. We irrevocably appoint the Person specified against our signature to accept any service of any process on our behalf and further undertake that we will at all times during the continuance of this letter maintain the appointment of some Person in England as its agent for the service of process and irrevocably agree that the service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).


Yours faithfully

__________________________                           Process Agent:
EXIDE HOLDING EUROPE S.A.                            CMP Batteries Limited
                                                     P.O. Box 1
                                                     Salford Road
                                                     Over Hulton
                                                     Bolton BL5 1DD

                                  SCHEDULE 10

          LIST OF ACCOUNT DEBTORS OTHER THAN DESIGNATED ACCOUNT DEBTORS

FIAT

                                  SCHEDULE 11

                              PAYMENT INSTRUCTIONS

                                     Part 1

                                                                       Date: [.]
To   [Designated Account Debtor]

Dear Sir,

1.   We refer to the payments to be made to us in relation to [relevant
     Contracts].

2. We hereby kindly instruct you to make all such payments owing to us, from the date hereof, to the credit of our account [account details of Dedicated Collection Account] with [details of bank holding the relevant Dedicated Collection Account].

Yours sincerely,


[NAME OF SELLER]


                                     Part 2

                        (to be inserted in each invoice)

"Please ensure that all your payments owing to us are made to the credit of our account [account details of Dedicated Collection Account] with [details of bank holding the relevant Dedicated Collection Account]"

                                  SCHEDULE 12

                            ENIGMA LICENCE AGREEMENT

                                                                    [.] May 2002
Attention: Company Secretary and Financial Director

                            Enigma Licence Agreement

Dear Sirs:

In connection with the preparation of certain data required to be delivered under the origination agreements dated (or amended) as of the date hereof between certain of your European subsidiaries, Batteries Funding Limited, yourselves and ourselves (together with any other origination agreement which may be entered after the date hereof, the "Agreements") we are making available to you certain proprietary computer software and related documentation collectively known as "Enigma". Enigma has been developed by us, on the basis of commercially available software which we purchased, to help manage the securitisation of trade receivables portfolios. This letter is to confirm the terms on which we are licensing your use of Enigma.

Acknowledging that Enigma is and shall remain the property of Citibank, N.A., you shall be entitled to use Enigma solely in connection with the performance of your obligations under the Agreements. Only those of your personnel responsible for such performance will be allowed to have access to Enigma and the use thereof. You will keep Enigma confidential and not copy or divulge any of its content to any third parties and shall return to us or destroy all copies of Enigma in your possession upon the termination of the Agreements.

Should Enigma fail accurately to produce information required under the Agreements from adequate and accurate input, we will (i) provide all assistance you reasonably request to enable the timely production of such information using alternative methods, (ii) immediately commence efforts to identify and correct the cause of such failure, and (iii) should the foregoing prove unsuccessful, co-operate fully with you in devising alternative solutions, taking into account the actual circumstances, and in obtaining any required approval thereof from other parties. Further, we will promptly update your version of Enigma with any future program improvements.

Except as provided above and in the Agreements, we shall have no responsibility whatever arising out of any Enigma failure, do not in any manner warrant or guaranty its performance and in no event shall we have monetary liability in connection with such failure or such performance or the consequences thereof, your having acknowledged that our foregoing commitment of assistance and co-operation is appropriate in the circumstances and your sole remedy.

Please acknowledge your acceptance of the foregoing in the place provided below.

                                                 Very truly yours,

                                                 CITIBANK, N.A.,
                                                 London Branch

                                                 By:

                                                 Title:     Vice President

Agreed and accepted

EXIDE HOLDING EUROPE

By:     _____________________

        Name:
        Title:

By:     _____________________

        Name:
        Title:

                                  SCHEDULE 13

                   FORM OF INTERIM TRUST ACCOUNT BANK MANDATES

                           TRUST ACCOUNT BANK MANDATE

                               Dated [.] May 2002:

                                     between

(1) CMP BATTERIES LIMITED, (Company No. 2375355), P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD (the "Seller");

(2) BATTERIES FUNDING LIMITED, West Block, International Financial Services Centre, Dublin 1, Ireland (the "Buyer");

(3) CITIBANK, N.A. 336 Strand, London WC2R 1HB (in its capacity as Operating Agent under the Receivables Securitisation Deed (defined below), the "Operating Agent"); and

(4) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND of The Mound, Edinburgh EH1 1YZ (the "Bank").

Pursuant to the Receivables Securitisation Deed dated [.] May 2002 (as amended from time to time, the "Receivables Securitisation Deed") between, inter alia, the Seller, the Buyer and the Operating Agent, under which at the date hereof the Seller is Seller and Sub-Servicer, it is agreed:

TRUST

1. Capitalised terms used herein, unless otherwise defined herein, shall have the meanings given in the Receivables Securitisation Deed.

2. The Seller confirms to the Buyer and the Operating Agent that it has directed all of the Account Debtors to remit payments for the Purchased Receivables denominated in Sterling into the following account at the bank:

     Sort Code:     12-08-95
     Account No:    00230447
     Account Title: Collection Account

3. The Seller hereby declares that, with effect from (and including) the time it first sells Receivables to the Buyer under the Receivables Securitisation Deed (the "Trust Commencement"), it will hold the Collection Account, which shall thereafter be designated as a trust account (the "Trust Account"), upon trust for the Buyer and itself as beneficiaries absolutely.

4.   As of and from the Trust Commencement:

     (a) All moneys at any time standing to the credit of the Trust Account in respect of the Buyer Entitlement and any interest on such moneys are and shall be beneficially owned by the Buyer, and all other moneys at any time standing to the credit of the Trust Account are and shall be beneficially owned by the Seller;

     (b) The Seller shall pay or procure the payment of all Collections into the Trust Account.

     (c) All cheques, telegraphic transfers and other payment media and all cash in respect of Purchased Receivables (including Defaulted Receivables which are Purchased Receivables) received and all proceeds thereof and all other Collections of Purchased Receivables and/or held at any time by or on behalf of the Seller are and shall be in trust for the Buyer in accordance with its entitlements and received and/or held for and on behalf of the Buyer for payment and credit to the Trust Account.

     (d) Clause 4(b) and (c) hereof shall apply to cheques and other payment media whether payable to the Seller its full legal name or expressed to be payable to the Seller under any of its trading name(s) or otherwise.

     (e) Should moneys be released from the Trust Account to or to the order of the Seller, which represent the Buyer Entitlement, then the Seller shall hold such amount on trust for the Buyer upon the terms of this Mandate and shall immediately repay such amount into the Trust Account.

     (f) Except in accordance with the Receivables Securitisation Deed and this Mandate, the Seller shall not, nor shall it be entitled to, withdraw or cause the withdrawal of or instruct the Bank to pay or otherwise remit any moneys from or to the debit of the Trust Account.

     (g) The Seller agrees that all bank charges and the like in respect of the Trust Account are for the account of the Seller and it undertakes on demand to reimburse any bank charges or the like debited from time to time, for which it is responsible hereunder, to the Trust Account.

     (h) Each of the Seller and the Operating Agent shall be entitled to receive from the Bank, bank statements relating to the Trust Account, and (if necessary) the Seller shall inform the Bank accordingly.

     (i) The Seller will ensure that the Operating Agent is furnished with such information as the Operating Agent may from time to time request in relation to the identification of moneys standing to the credit of the Trust Account.

BANK MANDATE

5. The mandate given to the Bank by virtue of this document (the "Mandate") is given on the basis that the Bank complies with the procedures set out in, and the terms of, Clauses 5-24 hereof. The Bank acknowledges, by its execution of this Mandate, that the Trust Account is a trust account. So long as the Bank complies with its obligations under Clauses 5-24, the Bank shall not be liable in respect of any claim or action relating to a breach of the trust set forth in Clauses 1-4 above.

6.   The Bank is hereby instructed:

     (a) to honour and comply with all cheques, drafts, bills, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and to honour and comply with all directions given in writing or by way of electronic impulses to effect transfers by way of electronic means ("Instructions") from the Trust Account to the Buyer's account (Account No. 10123773, Sort Code 18-50-08), or to the Seller Non-Transaction Account (Account No. 00230420, Sort Code 12-08-95) (but to no other accounts whatsoever) at any time or times; and

     (b) to treat all Instructions given by the Seller (subject to Clause 7(b)), the Buyer or the Operating Agent in respect of the Trust Account as being endorsed on behalf of the Seller and to deal with them.

7.   The Mandate is given on the basis that the Bank:

     (a) waives any right it has or may hereafter acquire to set-off, combine, consolidate or merge the Trust Account with any other account of the Seller or any other person or any liabilities of the Seller or any other person to the Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum whatsoever standing to the credit of the Trust Account in or towards or conditionally upon satisfaction of any liabilities to it of the Seller or any other person (unless ordered to set off, combine, transfer, consolidate, merge or withhold by order of a court of competent jurisdiction or required by statute); and

     (b) agrees (with the consent of the Seller, such consent evidenced by the Seller's execution of this Mandate), upon receipt of a notice in the form annexed hereto from the Operating Agent, which notice may be received by facsimile to the Bank's Manchester Office at 19-21 Spring Gardens, Manchester M2 1FB (facsimile no. 0161 839 1314) (the "Buyer's Notice") (provided that if the Buyer's Notice has been sent by facsimile, the Operating Agent shall send an original copy to the Bank by registered post):

          (i) to comply with any direction of the Operating Agent expressed to be given by the Operating Agent in respect of the operation of the Trust Account and the Bank shall be entitled to rely on any such notice purporting to have been given on behalf of the Operating Agent without enquiry; and

          (ii) that all right, authority and power of the Seller in respect of the operation of the Trust Account shall be deemed to be terminated and of no further effect and the Bank agrees that it shall, upon receipt of the

               Buyer's Notice, comply with the directions of the Operating Agent in relation to the operation of the Trust Account.

          Unless and until it receives a notice in writing from or purporting to be from the Operating Agent to the contrary, the Bank is authorised to continue to operate the Trust Account without regard to such trust. For the avoidance of doubt, the parties acknowledge that the terms of the trust set forth in Clause 1-4 above do not apply to the Seller Non-Transaction Account, and the Bank may operate such account at all times without regard to the trust set forth in Clauses 1-4 above.

8. If the Bank has received the Buyer's Notice, any instructions (including, but not limited to Instructions), notices or other directions, dated or purporting to be dated after the date of receipt of the Buyer's Notice by the Bank, shall be signed by or on behalf of the Operating Agent by the person or persons specified by the Operating Agent in the Buyer's Notice or as otherwise agreed or directed by the Operating Agent hereafter in writing.

9. The Bank may use (at the Bank's direction and/or the discretion of the Bank's correspondents and entirely at the Seller's risk save in the case of fraud or negligence by the Bank) telephone, facsimile or any other similar transmission system for the purpose of giving any commitment on the Seller's behalf authorised under clause 6 above or sending any message relating or appearing to relate to the Trust Account and that the Seller may give its Instructions to the Bank by such means.

10. Until the Bank shall have been notified by the Operating Agent that the Receivables Securitisation Deed has been terminated:

     (a) the Bank shall provide the Seller, the Buyer and the Operating Agent with a monthly statement in respect of the Trust Account or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement;

     (b) the Seller covenants that it will not open any further bank accounts with the Bank other than as expressly contemplated by this Mandate or similar Mandate dated as of the date hereof, without the prior written consent of the Bank (which for the purposes of this paragraph (b) shall mean the Bank's Manchester Office (referred to above) and the Operating Agent; and

     (c) the Bank agrees and undertakes that (i) it will take no steps against the Buyer for the purpose of recovering any amounts or any other debts or liabilities owing to it in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed by the Buyer and that,
          (ii) it will not petition or commence proceedings for liquidation or winding up (or similar proceedings) nor join any person in doing so, nor commence any proceedings against the Buyer in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed.

11. The Bank confirms that it has received no written notice of any third party interest or claim in the Trust Account.

12. Each of the Seller, the Buyer and the Operating Agent agree to deliver a schedule to this Mandate setting forth the names and signatures of those agents of the Seller, the Buyer and Operating Agent (as applicable) who are authorised on behalf of the Seller, the Buyer or the Operating Agent, as applicable, to execute and receive notices, statements, instructions (including but not limited to Instructions) and directions in connection with this Mandate. Reliance upon a notice or instructions (including but not limited to Instructions) or directions apparently or purportedly signed by any of such authorised signatories shall operate as a discharge of the Bank in relation to any notice or instructions (including but not limited to Instructions) or directions relied and acted upon by it.

13. The Seller agrees to deliver a schedule to this Mandate (if required) setting forth all the names in which the Bank is authorised to collect cheques or other payment media as described in Clause 4(d), and agrees to enter into any indemnity reasonably required by the Bank where such names are unconnected with the name of the Seller.

14. If any notice, instruction (including but not limited to Instructions) or direction received by the Bank under, and in accordance with, this Mandate is in the Bank's view unclear and/or ambiguous, the Bank may in its absolute discretion and without liability on its part act upon what it reasonably believes in good faith to be the intent of such notice or instruction, until any ambiguity or conflict (which, in any case where the Bank refuses to execute instructions, it shall promptly notify the Operating Agent) has been resolved to its satisfaction.

15. Any final payment instructions given in any notice received by the Bank before 1:00 p.m. on any banking day if preceded by the necessary pre-advice required to effect funds movement shall be executed on the same day, failing which they shall be implemented as soon as practical but in any event for value by no later than the opening of business on the next succeeding banking day.

     A "banking day" for the purposes of this Mandate is a day (other than a Saturday or a Sunday) on which banks are open for business in London.

16. The Seller shall be liable to pay the Bank's costs, charges and expenses in relation to the Trust Account (including any amounts which the Bank cannot recover from the Buyer as a result of the operation of Clause 10(c)) whether or not the Bank has received the Buyer's Notice and notwithstanding any Early Amortisation under the Receivables Securitisation Deed, without recourse to the Buyer or the Operating Agent, and the Bank agrees to seek payment of these costs, charges and expenses solely from the Seller and not to debit such charges to the Trust Account, or seek to claim such amounts from the Buyer or the Operating Agent (for the avoidance of doubt, nothing in this Clause 16 shall prevent the Bank from recovering from the Operating Agent monies owed to the Bank by the Operating Agent other than the costs, charges and expenses in relation to the Trust Account described in this Clause 16) in any other manner, and the Bank shall be entitled to debit account number 00230420 held by the Seller with all costs, charges and expenses referred to above.

17. In performance of this Mandate, the Bank may rely on any instruction (including but not limited to Instructions), notice, direction or communication appearing or purporting to be given under and in accordance with this Mandate and reasonably believed by the Bank to be genuine, and the Bank shall have no obligation to make enquiries as to the justification, validity or contents of any instructions (including but not limited to Instructions) directions or notices delivered to it pursuant to this Mandate.

18. If the Bank (which, for the purposes of this Clause 18 means (i) the Bank's Head office at the Mound, Edinburgh, EH1 1YZ (ii) the Bank's Manchester Office (referred to above) receives any written notice (containing sufficient information to identify the Trust Account and the branch at which the account is held) that a third party has claimed any interest in, or a right to, the credit balance on the Trust Account, then the Bank will forthwith notify the Operating Agent accordingly.

GENERAL

19. The Seller hereby warrants that it has full power and authority to effect and has taken all necessary action to authorise the execution, delivery and performance by it of this Mandate and the matters contemplated by this Mandate.

20. This Mandate may be terminated by the mutual agreement of the parties. The Bank may also request a termination of this Mandate by providing written notice to the Seller, the Buyer and the Operating Agent of its intention to terminate this Mandate. After such notice, the following procedures shall apply:

     (a) provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall use reasonable efforts to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent;

     (b) 90 days after the date upon which the Operating Agent receives the notice from the Bank referred to above (or such earlier date as agreed to by the Bank, the Seller and the Operating Agent), the Bank shall be entitled to close the Trust Account. All sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be deposited into the account designated by the Seller, the Buyer and Operating Agent, and notified to the Bank; and

     (c) if, during the 90 day period referred to in paragraph (b) above, the Seller, the Buyer and the Operating Agent are unable to mutually agree upon a replacement location for the Trust Account, the Trust Account and all sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be transferred to and held with Citibank, N.A., London branch. Provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall continue to use reasonable efforts after such time to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent.

21. Headings used in this Mandate are for convenience of reference only and shall not affect the interpretation of this Mandate.

22. This Mandate may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

23. Unless otherwise required by applicable law or regulation, or as requested by any regulator with jurisdiction over, or over any business of, the relevant party, each of the parties agrees to maintain the confidentiality of this Agreement in its communications with third parties and otherwise.

24. This Mandate shall be governed by, and construed in accordance with, the laws of England.

IN WITNESS WHEREOF, this Mandate has been duly executed and delivered as a Deed.


SIGNED as a deed by                         )
as attorney for CMP BATTERIES               )
LIMITED in the presence of:                 )

Witness's
Signature:  ...........................

Name:       ...........................

Address:    ...........................

SIGNED as a deed by                         )
as attorney for BATTERIES FUNDING           )
LIMITED in the presence of:                 )

Witness's
Signature:  ........................

Name:       ........................

Address:    ........................



EXECUTED as a deed by                       )
CITIBANK N.A. as Operating                  )
Agent acting by                             )

acting under the authority of that          )
company, in the presence of:                )

Witness's
Signature:  ........................

Name:       ........................

Address:    ........................



EXECUTED as a deed by                       )
THE GOVERNOR AND COMPANY                    )
OF THE BANK OF SCOTLAND                     )
acting by                                   )

acting under the authority of that          )
company, in the presence of:                )

Witness's
Signature:  ........................

Name:       ........................

Address:    ........................

                             FORM OF BUYER'S NOTICE

CMP BATTERIES LIMITED      A/C NO 00230447

To:  Bank of Scotland
     19-21 Spring Gardens
     Manchester
     M2 1FB

                                 BUYER'S NOTICE

We Citibank, N.A., as Operating Agent under a receivables securitisation deed dated [.] May 2002 between, inter alia, CMP BATTERIES LIMITED, Batteries Funding Limited and Citibank, N.A., hereby give you notice (the "Buyer's Notice") pursuant to clause 7(b) of the trust account bank mandate for the above account dated [.] May 2002 (the "Mandate").

In accordance with the terms of the Mandate, you should henceforth operate the above account solely in accordance with instructions given by ourselves, and ignore any instructions or directions given by CMP BATTERIES LIMITED. This Buyer's Notice does not affect the operation of CMP BATTERIES LIMITED's other accounts (if any) with yourselves.

Please acknowledge safe receipt of this Buyer's Notice by signing and returning a copy to us.

If you have any doubt as to the effect of this Buyer's Notice, you are advised to refer to your legal advisers enclosing a copy of this notice and the Mandate as a matter of urgency.



_________________________________
For and on behalf of
Citibank, N.A. in its capacity as
Operating Agent



RECEIPT ACKNOWLEDGED BY:



BANK OF SCOTLAND



_________________________________
By:
Date:

                           TRUST ACCOUNT BANK MANDATE

                               Dated [.] May 2002:

                                     between

(1) CMP BATTERIES LIMITED, (Company No. 2375355), P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD (the "Seller");

(2) BATTERIES FUNDING LIMITED, West Block, International Financial Services Centre, Dublin 1, Ireland (the "Buyer");

(3) CITIBANK, N.A. 336 Strand, London WC2R 1HB (in its capacity as Operating Agent under the Receivables Securitisation Deed (defined below), the "Operating Agent"); and

(4) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND of The Mound, Edinburgh EH1 1YZ (the "Bank").

Pursuant to the Receivables Securitisation Deed dated [.] May 2002 (as amended from time to time, the "Receivables Securitisation Deed") between, inter alia, the Seller, the Buyer and the Operating Agent, under which at the date hereof the Seller is Seller and Sub-Servicer, it is agreed:

TRUST

1. Capitalised terms used herein, unless otherwise defined herein, shall have the meanings given in the Receivables Securitisation Deed.

2. The Seller confirms to the Buyer and the Operating Agent that it has directed all of the Account Debtors to remit payments for the Purchased Receivables denominated in Euro into the following account at the bank:

      Sort Code:         12-08-95
      Account No:        [      ]
      Account Title:     Collection Account

3. The Seller hereby declares that, with effect from (and including) the time it first sells Receivables to the Buyer under the Receivables Securitisation Deed (the "Trust Commencement"), it will hold the Collection Account, which shall thereafter be designated as a trust account (the "Trust Account"), upon trust for the Buyer and itself as beneficiaries absolutely.

4.    As of and from the Trust Commencement:

      (a) All moneys at any time standing to the credit of the Trust Account in respect of the Buyer Entitlement and any interest on such moneys are and shall be beneficially owned by the Buyer, and all other moneys at any time standing to the credit of the Trust Account are and shall be beneficially owned by the Seller;

      (b) The Seller shall pay or procure the payment of all Collections into the Trust Account.

      (c) All cheques, telegraphic transfers and other payment media and all cash in respect of Purchased Receivables (including Defaulted Receivables which are Purchased Receivables) received and all proceeds thereof and all other Collections of Purchased Receivables and/or held at any time by or on behalf of the Seller are and shall be in trust for the Buyer in accordance with its entitlements and received and/or held for and on behalf of the Buyer for payment and credit to the Trust Account.

      (d) Clause 4(b) and (c) hereof shall apply to cheques and other payment media whether payable to the Seller its full legal name or expressed to be payable to the Seller under any of its trading name(s) or otherwise.

      (e) Should moneys be released from the Trust Account to or to the order of the Seller, which represent the Buyer Entitlement, then the Seller shall hold such amount on trust for the Buyer upon the terms of this Mandate and shall immediately repay such amount into the Trust Account.

      (f) Except in accordance with the Receivables Securitisation Deed and this Mandate, the Seller shall not, nor shall it be entitled to, withdraw or cause the withdrawal of or instruct the Bank to pay or otherwise remit any moneys from or to the debit of the Trust Account.

      (g) The Seller agrees that all bank charges and the like in respect of the Trust Account are for the account of the Seller and it undertakes on demand to reimburse any bank charges or the like debited from time to time, for which it is responsible hereunder, to the Trust Account.

      (h) Each of the Seller and the Operating Agent shall be entitled to receive from the Bank, bank statements relating to the Trust Account, and (if necessary) the Seller shall inform the Bank accordingly.

      (i) The Seller will ensure that the Operating Agent is furnished with such information as the Operating Agent may from time to time request in relation to the identification of moneys standing to the credit of the Trust Account.

BANK MANDATE

5. The mandate given to the Bank by virtue of this document (the "Mandate") is given on the basis that the Bank complies with the procedures set out in, and the terms of, Clauses 5-24 hereof. The Bank acknowledges, by its execution of this Mandate, that the Trust Account is a trust account. So long as the Bank complies with its obligations under Clauses 5-24, the Bank shall not be liable in respect of any claim or action relating to a breach of the trust set forth in Clauses 1-4 above.

6.    The Bank is hereby instructed:

      (a) to honour and comply with all cheques, drafts, bills, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and to honour and comply with all directions given in writing or by way of electronic impulses to effect transfers by way of electronic means ("Instructions") from the Trust Account to the Buyer's account (Account No. 10123765, Sort Code 18-50-08), or to the Seller Non-Transaction Account (Account No. ., Sort Code 12-08-95) (but to no other accounts whatsoever) at any time or times; and

      (b)    to treat all Instructions given by the Seller (subject to Clause 7
             (b)), the Buyer or the Operating Agent in respect of the Trust Account as being endorsed on behalf of the Seller and to deal with them.

7.    The Mandate is given on the basis that the Bank:

      (j) waives any right it has or may hereafter acquire to set-off, combine, consolidate or merge the Trust Account with any other account of the Seller or any other person or any liabilities of the Seller or any other person to the Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum whatsoever standing to the credit of the Trust Account in or towards or conditionally upon satisfaction of any liabilities to it of the Seller or any other person (unless ordered to set off, combine, transfer, consolidate, merge or withhold by order of a court of competent jurisdiction or required by statute); and

      (k) agrees (with the consent of the Seller, such consent evidenced by the Seller's execution of this Mandate), upon receipt of a notice in the form annexed hereto from the Operating Agent, which notice may be received by facsimile to the Bank's Manchester Office at 19-21 Spring Gardens, Manchester M2 1FB (facsimile no. 0161 839
             1314) (the "Buyer's Notice") (provided that if the Buyer's Notice has been sent by facsimile, the Operating Agent shall send an original copy to the Bank by registered post):

             (iii) to comply with any direction of the Operating Agent expressed to be given by the Operating Agent in respect of the operation of the Trust Account and the Bank shall be entitled to rely on any such notice purporting to have been given on behalf of the Operating Agent without enquiry; and

             (iv) that all right, authority and power of the Seller in respect of the operation of the Trust Account shall be deemed to be terminated and of no further effect and the Bank agrees that it shall, upon receipt of the Buyer's Notice, comply with the directions of the Operating Agent in relation to the operation of the Trust Account.

                  Unless and until it receives a notice in writing from or purporting to be from the Operating Agent to the contrary, the Bank is authorised to continue to operate the Trust Account without regard to such trust. For the avoidance of doubt, the parties acknowledge that the terms of the trust set forth in Clause 1-4 above do not apply to the Seller Non-Transaction Account, and the Bank may operate such account at all times without regard to the trust set forth in Clauses 1-4 above.

8. If the Bank has received the Buyer's Notice, any instructions (including, but not limited to Instructions), notices or other directions, dated or purporting to be dated after the date of receipt of the Buyer's Notice by the Bank, shall be signed by or on behalf of the Operating Agent by the person or persons specified by the Operating Agent in the Buyer's Notice or as otherwise agreed or directed by the Operating Agent hereafter in writing.

9. The Bank may use (at the Bank's direction and/or the discretion of the Bank's correspondents and entirely at the Seller's risk save in the case of fraud or negligence by the Bank) telephone, facsimile or any other similar transmission system for the purpose of giving any commitment on the Seller's behalf authorised under clause 6 above or sending any message relating or appearing to relate to the Trust Account and that the Seller may give its Instructions to the Bank by such means.

10. Until the Bank shall have been notified by the Operating Agent that the Receivables Securitisation Deed has been terminated:

         (a) the Bank shall provide the Seller, the Buyer and the Operating Agent with a monthly statement in respect of the Trust Account or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement;

         (b) the Seller covenants that it will not open any further bank accounts with the Bank other than as expressly contemplated by this Mandate or similar Mandate dated as of the date hereof, without the prior written consent of the Bank (which for the purposes of this paragraph (b) shall mean the Bank's Manchester Office (referred to above) and the Operating Agent; and

         (c) the Bank agrees and undertakes that (i) it will take no steps against the Buyer for the purpose of recovering any amounts or any other debts or liabilities owing to it in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed by the Buyer and that, (ii) it will not petition or commence proceedings for liquidation or winding up (or similar proceedings) nor join any person in doing so, nor commence any proceedings against the Buyer in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed.

11. The Bank confirms that it has received no written notice of any third party interest or claim in the Trust Account.

12. Each of the Seller, the Buyer and the Operating Agent agree to deliver a schedule to this Mandate setting forth the names and signatures of those agents of the Seller, the Buyer and Operating Agent (as applicable) who are authorised on behalf of the Seller, the Buyer or the Operating Agent, as applicable, to execute and receive notices, statements, instructions (including but not limited to Instructions) and directions in connection with this Mandate. Reliance upon a notice or instructions (including but not limited to Instructions) or directions apparently or purportedly signed by any of such authorised signatories shall operate as a discharge of the Bank in relation to any notice or instructions (including but not limited to Instructions) or directions relied and acted upon by it.

13. The Seller agrees to deliver a schedule to this Mandate (if required) setting forth all the names in which the Bank is authorised to collect cheques or other payment media as described in Clause 4(d), and agrees to enter into any indemnity reasonably required by the Bank where such names are unconnected with the name of the Seller.

14. If any notice, instruction (including but not limited to Instructions) or direction received by the Bank under, and in accordance with, this Mandate is in the Bank's view unclear and/or ambiguous, the Bank may in its absolute discretion and without liability on its part act upon what it reasonably believes in good faith to be the intent of such notice or instruction, until any ambiguity or conflict (which, in any case where the Bank refuses to execute instructions, it shall promptly notify the Operating Agent) has been resolved to its satisfaction.

15. Any final payment instructions given in any notice received by the Bank before 1:00 p.m. on any banking day if preceded by the necessary pre-advice required to effect funds movement shall be executed on the same day, failing which they shall be implemented as soon as practical but in any event for value by no later than the opening of business on the next succeeding banking day.

         A "banking day" for the purposes of this Mandate is a day (other than a Saturday or a Sunday) on which banks are open for business in London.

16. The Seller shall be liable to pay the Bank's costs, charges and expenses in relation to the Trust Account (including any amounts which the Bank cannot recover from the Buyer as a result of the operation of Clause 10(c)) whether or not the Bank has received the Buyer's Notice and notwithstanding any Early Amortisation under the Receivables Securitisation Deed, without recourse to the Buyer or the Operating Agent, and the Bank agrees to seek payment of these costs, charges and expenses solely from the Seller and not to debit such charges to the Trust Account, or seek to claim such amounts from the Buyer or the Operating Agent (for the avoidance of doubt, nothing in this Clause 16 shall prevent the Bank from recovering from the Operating Agent monies owed to the Bank by the Operating Agent other than the costs, charges and expenses in relation to the Trust Account described in this Clause
         16) in any other manner, and the Bank shall be entitled to debit account number 00230420 held by the Seller with all costs, charges and expenses referred to above.

17. In performance of this Mandate, the Bank may rely on any instruction (including but not limited to Instructions), notice, direction or communication appearing or purporting to be given under and in accordance with this Mandate and reasonably believed by the Bank to be genuine, and the Bank shall have no obligation to make enquiries as to the justification, validity or contents of any instructions (including but not limited to Instructions) directions or notices delivered to it pursuant to this Mandate.

18. If the Bank (which, for the purposes of this Clause 18 means (i) the Bank's Head office at the Mound, Edinburgh, EH1 1YZ (ii) the Bank's Manchester Office (referred to above) receives any written notice (containing sufficient information to identify the Trust Account and the branch at which the account is held) that a third party has claimed any interest in, or a right to, the credit balance on the Trust Account, then the Bank will forthwith notify the Operating Agent accordingly.

GENERAL

19. The Seller hereby warrants that it has full power and authority to effect and has taken all necessary action to authorise the execution, delivery and performance by it of this Mandate and the matters contemplated by this Mandate.

20. This Mandate may be terminated by the mutual agreement of the parties. The Bank may also request a termination of this Mandate by providing written notice to the Seller, the Buyer and the Operating Agent of its intention to terminate this Mandate. After such notice, the following procedures shall apply:

         (a) provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall use reasonable efforts to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent;

         (b) 90 days after the date upon which the Operating Agent receives the notice from the Bank referred to above (or such earlier date as agreed to by the Bank, the Seller and the Operating Agent), the Bank shall be entitled to close the Trust Account. All sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be deposited into the account designated by the Seller, the Buyer and Operating Agent, and notified to the Bank; and

         (c) if, during the 90 day period referred to in paragraph (b) above, the Seller, the Buyer and the Operating Agent are unable to mutually agree upon a replacement location for the Trust Account, the Trust Account and all sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be transferred to and held with Citibank, N.A., London branch. Provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall continue to use reasonable efforts after such time to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent.

21. Headings used in this Mandate are for convenience of reference only and shall not affect the interpretation of this Mandate.

22. This Mandate may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

23. Unless otherwise required by applicable law or regulation, or as requested by any regulator with jurisdiction over, or over any business of, the relevant party, each of the parties agrees to maintain the confidentiality of this Agreement in its communications with third parties and otherwise.

24. This Mandate shall be governed by, and construed in accordance with, the laws of England.


IN WITNESS WHEREOF, this Mandate has been duly executed and delivered as a Deed.

SIGNED as a deed by              )
as attorney for CMP BATTERIES    )
LIMITED in the presence of:      )

Witness's
Signature:  ...............................

Name:       ...............................

Address:    ...............................

SIGNED as a deed by              )
as attorney for BATTERIES FUNDING)
LIMITED in the presence of:      )

Witness's
Signature:  ...............................

Name:       ...............................

Address:    ...............................

EXECUTED as a deed by               )
CITIBANK N.A. as Operating          )
Agent acting by                     )

acting under the authority of that  )
company, in the presence of:        )

Witness's
Signature:  .............................

Name:       .............................

Address:    .............................


EXECUTED as a deed by               )
THE GOVERNOR AND COMPANY            )
OF THE BANK OF SCOTLAND             )
acting by                           )

acting under the authority of that  )
company, in the presence of:        )

Witness's
Signature:  .............................

Name:       .............................

Address:    .............................

                             FORM OF BUYER'S NOTICE

CMP BATTERIES LIMITED  A/C NO [.]

To:      Bank of Scotland
         19-21 Spring Gardens
         Manchester
         M2 1FB


                                 BUYER'S NOTICE

We Citibank, N.A., as Operating Agent under a receivables securitisation deed dated [.] May 2002 between, inter alia, CMP BATTERIES LIMITED, Batteries Funding Limited and Citibank, N.A., hereby give you notice (the "Buyer's Notice") pursuant to clause 7(b) of the trust account bank mandate for the above account dated [.] May 2002 (the "Mandate").

In accordance with the terms of the Mandate, you should henceforth operate the above account solely in accordance with instructions given by ourselves, and ignore any instructions or directions given by CMP BATTERIES LIMITED. This Buyer's Notice does not affect the operation of CMP BATTERIES LIMITED's other accounts (if any) with yourselves.

Please acknowledge safe receipt of this Buyer's Notice by signing and returning a copy to us.

If you have any doubt as to the effect of this Buyer's Notice, you are advised to refer to your legal advisers enclosing a copy of this notice and the Mandate as a matter of urgency.



-----------------------------
For and on behalf of
Citibank, N.A. in its capacity as
Operating Agent



RECEIPT ACKNOWLEDGED BY:



BANK OF SCOTLAND



-----------------------------
By:
Date:

                           TRUST ACCOUNT BANK MANDATE

                               Dated [.] May 2002:

                                     between

(1) FULMEN (U.K.) LIMITED, (Company No. 0221210), P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD (the "Seller");

(2) BATTERIES FUNDING LIMITED, West Block, International Financial Services Centre, Dublin 1, Ireland (the "Buyer");

(3) CITIBANK, N.A., 336 Strand, London WC2R 1HB (in its capacity as Operating Agent under the Receivables Securitisation Deed (defined below), the "Operating Agent"); and

(4) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND of The Mound, Edinburgh EH1 1YZ (the "Bank").

Pursuant to the Receivables Securitisation Deed dated [.] May 2002 (as amended from time to time, the "Receivables Securitisation Deed") between, inter alia, the Seller, the Buyer and the Operating Agent, under which at the date hereof the Seller is Seller and Sub-Servicer, it is agreed:

TRUST

1. Capitalised terms used herein, unless otherwise defined herein, shall have the meanings given in the Receivables Securitisation Deed.

2. The Seller confirms to the Buyer and the Operating Agent that it has directed all of the Account Debtors to remit payments for the Purchased Receivables denominated in Sterling into the following account at the bank:

      Sort Code:       12-08-95
      Account No:      00330887
      Account Title:   Collection Account

3. The Seller hereby declares that, with effect from (and including) the time it first sells Receivables to the Buyer under the Receivables Securitisation Deed (the "Trust Commencement"), it will hold the Collection Account, which shall thereafter be designated as a trust account (the "Trust Account"), upon trust for the Buyer and itself as beneficiaries absolutely.

4.    As of and from the Trust Commencement:

      (a) All moneys at any time standing to the credit of the Trust Account in respect of the Buyer Entitlement and any interest on such moneys are and shall be beneficially owned by the Buyer, and all other moneys at any time standing to the credit of the Trust Account are and shall be beneficially owned by the Seller;

      (b) The Seller shall pay or procure the payment of all Collections into the Trust Account.

      (c) All cheques, telegraphic transfers and other payment media and all cash in respect of Purchased Receivables (including Defaulted Receivables which are Purchased Receivables) and all proceeds thereof and all other Collections of Purchased Receivables received and/or held at any time by or on behalf of the Seller are and shall be in trust for the Buyer in accordance with its entitlements and received and/or held for and on behalf of the Buyer for payment and credit to the Trust Account.

      (d) Clause 4(b) and (c) hereof shall apply to cheques and other payment media whether payable to the Seller its full legal name or expressed to be payable to the Seller under any of its trading name(s) or otherwise.

      (e) Should moneys be released from the Trust Account to or to the order of the Seller, which represent the Buyer Entitlement, then the Seller shall hold such amount on trust for the Buyer upon the terms of this Mandate and shall immediately repay such amount into the Trust Account.

      (f) Except in accordance with the Receivables Securitisation Deed and this Mandate, the Seller shall not, nor shall it be entitled to, withdraw or cause the withdrawal of or instruct the Bank to pay or otherwise remit any moneys from or to the debit of the Trust Account.

      (g) The Seller agrees that all bank charges and the like in respect of the Trust Account are for the account of the Seller and it undertakes on demand to reimburse any bank charges or the like debited from time to time, for which it is responsible hereunder, to the Trust Account.

      (h) Each of the Seller and the Operating Agent shall be entitled to receive from the Bank, bank statements relating to the Trust Account, and (if necessary) the Seller shall inform the Bank accordingly.

      (i) The Seller will ensure that the Operating Agent is furnished with such information as the Operating Agent may from time to time request in relation to the identification of moneys standing to the credit of the Trust Account.

BANK MANDATE

5. The mandate given to the Bank by virtue of this document (the "Mandate") is given on the basis that the Bank complies with the procedures set out in, and the terms of, Clauses 5-24 hereof. The Bank acknowledges, by its execution of this Mandate, that the Trust Account is a trust account. So long as the Bank complies with its obligations under Clauses 5-24, the Bank shall not be liable in respect of any claim or action relating to a breach of the trust set forth in Clauses 1-4 above.

6.    The Bank is hereby instructed:

      (a) to honour and comply with all cheques, drafts, bills, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and to honour and comply with all directions given in writing or by way of electronic impulses to effect transfers by way of electronic means ("Instructions") from the Trust Account to the Buyer's account (Account No. 10123773, Sort Code 18-50-08), or to the Seller Non-Transaction Account (Account No. 00330860, Sort Code 12-08-95) (but to no other accounts whatsoever) at any time or times; and

      (b) to treat all Instructions given by the Seller (subject to Clause 7(b)), the Buyer or the Operating Agent in respect of the Trust Account as being endorsed on behalf of the Seller and to deal with them.

7.    The Mandate is given on the basis that the Bank:

      (a) waives any right it has or may hereafter acquire to set-off, combine, consolidate or merge the Trust Account with any other account of the Seller or any other person or any liabilities of the Seller or any other person to the Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum whatsoever standing to the credit of the Trust Account in or towards or conditionally upon satisfaction of any liabilities to it of the Seller or any other person (unless ordered to set off, combine, transfer, consolidate, merge or withhold by order of a court of competent jurisdiction or required by statute); and

      (b) agrees (with the consent of the Seller, such consent evidenced by the Seller's execution of this Mandate), upon receipt of a notice in the form annexed hereto from the Operating Agent, which notice may be received by facsimile to the Bank's Manchester Office at 19-21 Spring Gardens, Manchester M2 1FB (facsimile no. 0161 839 1314) (the "Buyer's Notice") (provided that if the Buyer's Notice has been sent by facsimile, the Operating Agent shall send an original copy to the Bank by registered post):

           (i) to comply with any direction of the Operating Agent expressed to be given by the Operating Agent in respect of the operation of the Trust Account and the Bank shall be entitled to rely on any such notice purporting to have been given on behalf of the Operating Agent without enquiry; and

           (ii) that all right, authority and power of the Seller in respect of the operation of the Trust Account shall be deemed to be terminated and of no further effect and the Bank agrees that it shall, upon receipt of the Buyer's Notice, comply with the directions of the Operating Agent in relation to the operation of the Trust Account.

           Unless and until it receives a notice in writing from or purporting to be from the Operating Agent to the contrary, the Bank is authorised to continue to operate the Trust Account without regard to such trust. For the avoidance of doubt, the parties acknowledge that the terms of the trust set forth in Clause 1-4 above do not apply to the Seller Non-Transaction Account, and the Bank may operate such account at all times without regard to the trust set forth in Clauses 1-4 above.

8. If the Bank has received the Buyer's Notice, any instructions (including, but not limited to Instructions), notices or other directions, dated or purporting to be dated after the date of receipt of the Buyer's Notice by the Bank, shall be signed by or on behalf of the Operating Agent by the person or persons specified by the Operating Agent in the Buyer's Notice or as otherwise agreed or directed by the Operating Agent hereafter in writing.

9. The Bank may use (at the Bank's direction and/or the discretion of the Bank's correspondents and entirely at the Seller's risk save in the case of fraud or negligence by the Bank) telephone, facsimile or any other similar transmission system for the purpose of giving any commitment on the Seller's behalf authorised under clause 6 above or sending any message relating or appearing to relate to the Trust Account and that the Seller may give its Instructions to the Bank by such means.

10. Until the Bank shall have been notified by the Operating Agent that the Receivables Securitisation Deed has been terminated:

      (a) the Bank shall provide the Seller, the Buyer and the Operating Agent with a monthly statement in respect of the Trust Account or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement;

      (b) the Seller covenants that it will not open any further bank accounts with the Bank other than as expressly contemplated by this Mandate or similar Mandate dated as of the date hereof, without the prior written consent of the Bank (which for the purposes of this paragraph
           (b) shall mean the Bank's Manchester Office (referred to above) and the Operating Agent; and

      (c) the Bank agrees and undertakes that (i) it will take no steps against the Buyer for the purpose of recovering any amounts or any other debts or liabilities owing to it in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed by the Buyer and that, (ii) it will not petition or commence proceedings for liquidation or winding up (or similar proceedings) nor join any person in doing so, nor commence any proceedings against the Buyer in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed.

11. The Bank confirms that it has received no written notice of any third party interest or claim in the Trust Account.

12. Each of the Seller, the Buyer and the Operating Agent agree to deliver a schedule to this Mandate setting forth the names and signatures of those agents of the Seller, the Buyer and Operating Agent (as applicable) who are authorised on behalf of the Seller, the Buyer or the Operating Agent, as applicable, to execute and receive notices, statements, instructions (including but not limited to Instructions) and directions in connection with this Mandate. Reliance upon a notice or instructions (including but not limited to Instructions) or directions apparently or purportedly signed by any of such authorised signatories shall operate as a discharge of the Bank in relation to any notice or instructions (including but not limited to Instructions) or directions relied and acted upon by it.

13. The Seller agrees to deliver a schedule to this Mandate (if required) setting forth all the names in which the Bank is authorised to collect cheques or other payment media as described in Clause 4(d), and agrees to enter into any indemnity reasonably required by the Bank where such names are unconnected with the name of the Seller.

14. If any notice, instruction (including but not limited to Instructions) or direction received by the Bank under, and in accordance with, this Mandate is in the Bank's view unclear and/or ambiguous, the Bank may in its absolute discretion and without liability on its part act upon what it reasonably believes in good faith to be the intent of such notice or instruction, until any ambiguity or conflict (which, in any case where the Bank refuses to execute instructions, it shall promptly notify the Operating Agent) has been resolved to its satisfaction.

15. Any final payment instructions given in any notice received by the Bank before 1:00 p.m. on any banking day if preceded by the necessary pre-advice required to effect funds movement shall be executed on the same day, failing which they shall be implemented as soon as practical but in any event for value by no later than the opening of business on the next succeeding banking day.

      A "banking day" for the purposes of this Mandate is a day (other than a Saturday or a Sunday) on which banks are open for business in London.

16. The Seller shall be liable to pay the Bank's costs, charges and expenses in relation to the Trust Account (including any amounts which the Bank cannot recover from the Buyer as a result of the operation of Clause 10(c)) whether or not the Bank has received the Buyer's Notice and notwithstanding any Early Amortisation Event under the Receivables Securitisation Deed, without recourse to the Buyer or the Operating Agent, and the Bank agrees to seek payment of these costs, charges and expenses solely from the Seller and not to debit such charges to the Trust Account, or seek to claim such amounts from the Buyer or the Operating Agent (for the avoidance of doubt, nothing in this Clause 16 shall prevent the Bank from recovering from the Operating Agent monies owed to the Bank by the Operating Agent other than the costs, charges and expenses in relation to the Trust Account described in this Clause 16) in any other manner, and the Bank shall be entitled to debit account number 00330860 held by the Seller with all costs, charges and expenses referred to above.

17. In performance of this Mandate, the Bank may rely on any instruction (including but not limited to Instructions), notice, direction or communication appearing or purporting to be given under and in accordance with this Mandate and reasonably believed by the Bank to be genuine, and the Bank shall have no obligation to make enquiries as to the justification, validity or contents of any instructions (including but not limited to Instructions) directions or notices delivered to it pursuant to this Mandate.

18. If the Bank (which, for the purposes of this Clause 18 means (i) the Bank's Head office at The Mound, Edinburgh, EH1 1YZ (ii) the Bank's Manchester Office (referred to above) receives any written notice (containing sufficient information to identify the Trust Account and the branch at which the account is held) that a third party has claimed any interest in, or a right to, the credit balance on the Trust Account, then the Bank will forthwith notify the Operating Agent accordingly.

GENERAL

19. The Seller hereby warrants that it has full power and authority to effect and has taken all necessary action to authorise the execution, delivery and performance by it of this Mandate and the matters contemplated by this Mandate.

20. This Mandate may be terminated by the mutual agreement of the parties. The Bank may also request a termination of this Mandate by providing written notice to the Seller, the Buyer and the Operating Agent of its intention to terminate this Mandate. After such notice, the following procedures shall apply:

      (a) provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall use reasonable efforts to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent;

      (b) 90 days after the date upon which the Operating Agent receives the notice from the Bank referred to above (or such earlier date as agreed to by the Bank, the Seller and the Operating Agent), the Bank shall be entitled to close the Trust Account. All sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be deposited into the account designated by the Seller, the Buyer and Operating Agent, and notified to the Bank; and

      (c) if, during the 90 day period referred to in paragraph (b) above, the Seller, the Buyer and the Operating Agent are unable to mutually agree upon a replacement location for the Trust Account, the Trust Account and all sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be transferred to and held with Citibank, N.A., London branch. Provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall continue to use reasonable efforts after such time to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent.

21. Headings used in this Mandate are for convenience of reference only and shall not affect the interpretation of this Mandate.

22. This Mandate may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

23. Unless otherwise required by applicable law or regulation, or as requested by any regulator with jurisdiction over, or over any business of, the relevant party, each of the parties agrees to maintain the confidentiality of this Agreement in its communications with third parties and otherwise.

24. This Mandate shall be governed by, and construed in accordance with, the laws of England.



IN WITNESS WHEREOF, this Mandate has been duly executed and delivered as a Deed.



SIGNED as a deed by                 )
as attorney for FULMEN (U.K.)       )
LIMITED in the presence of:         )

Witness's
Signature:  .............................

Name:       .............................

Address:    .............................

SIGNED as a deed by                 )
as attorney for BATTERIES FUNDING   )
LIMITED in the presence of:         )



Witness's
Signature:  .............................

Name:       .............................

Address:    .............................




EXECUTED as a deed by               )
CITIBANK N.A. as Operating          )
Agent acting by                     )

acting under the authority of that  )
company, in the presence of:        )



Witness's
Signature:  .............................

Name:       .............................

Address:    .............................




EXECUTED as a deed by               )
THE GOVERNOR AND COMPANY            )
OF THE BANK OF SCOTLAND             )
acting by                           )

acting under the authority of that  )
company, in the presence of:        )


Witness's
Signature:  .............................

Name:       .............................

Address:    .............................

                             FORM OF BUYER'S NOTICE

FULMEN . LIMITED  A/C NO 00330887



To:      Bank of Scotland
         19-21 Spring Gardens
         Manchester
         M2 1FB

                                 BUYER'S NOTICE

We Citibank, N.A., as Operating Agent under a receivables securitisation deed dated [.] May 2002 between, inter alia, FULMEN (U.K.) LIMITED, Batteries Funding Limited and Citibank, N.A., hereby give you notice (the "Buyer's Notice") pursuant to clause 7(b) of the trust account bank mandate for the above account dated [.] May 2002 (the "Mandate").

In accordance with the terms of the Mandate, you should henceforth operate the above account solely in accordance with instructions given by ourselves, and ignore any instructions or directions given by FULMEN (U.K.) LIMITED. This Buyer's Notice does not affect the operation of FULMEN (U.K.) LIMITED's other accounts (if any) with yourselves.

Please acknowledge safe receipt of this Buyer's Notice by signing and returning a copy to us.

If you have any doubt as to the effect of this Buyer's Notice, you are advised to refer to your legal advisers enclosing a copy of this notice and the Mandate as a matter of urgency.




_________________________________
For and on behalf of
Citibank, N.A. in its capacity as
Operating Agent




RECEIPT ACKNOWLEDGED BY:




BANK OF SCOTLAND




_________________________________
By:
Date:

                           TRUST ACCOUNT BANK MANDATE

                               Dated [.] May 2002:

                                     between

(1) EXIDE BATTERIES LIMITED, (Company No. 898161), P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD (the "Seller's Agent");

(2) EXIDE (DAGENHAM) LIMITED, P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD (the "Seller");

(3) BATTERIES FUNDING LIMITED, West Block, International Financial Services Centre, Dublin 1, Ireland (the "Buyer");

(4) CITIBANK, N.A. 336 Strand, London WC2R 1HB (in its capacity as Operating Agent under the Receivables Securitisation Deed (defined below), the "Operating Agent"); and

(5) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND of The Mound, Edinburgh EH1 1YZ (the "Bank").

Pursuant to the Receivables Securitisation Deed dated [.] May 2002 (as amended from time to time, the "Receivables Securitisation Deed") between, inter alia, the Seller, the Buyer and the Operating Agent, under which at the date hereof the Seller is Seller and Sub-Servicer, it is agreed:

TRUST

1. Capitalised terms used herein, unless otherwise defined herein, shall have the meanings given in the Receivables Securitisation Deed. The Seller as Sub-Servicer has delegated to the Seller's Agent the collection of Purchased Receivables, as permitted under the Receivables Securitisation Deed.

2. The Seller's Agent confirms to the Buyer and the Operating Agent that it has directed all of the Account Debtors to remit payments for the Purchased Receivables denominated in Sterling into the following account at the bank:

     Sort Code:       12-08-95
     Account No:      00313382
     Account Title:   Collection Account

3. The Seller's Agent hereby declares that, with effect from (and including) the time the Seller first sells Receivables to the Buyer under the Receivables Securitisation Deed (the "Trust Commencement"), it will hold the Collection Account, which shall thereafter be designated as a trust account (the "Trust Account"), upon trust for the Buyer and the Seller as beneficiaries absolutely.

4.   As of and from the Trust Commencement:

     (a) All moneys at any time standing to the credit of the Trust Account in respect of the Buyer Entitlement and any interest on such moneys are and shall be beneficially owned by the Buyer, and all other moneys at any time standing to the credit of the Trust Account are and shall be beneficially owned by the Seller;

     (b) The Seller's Agent shall pay or procure the payment of all Collections into the Trust Account.

     (c) All cheques, telegraphic transfers and other payment media and all cash in respect of Purchased Receivables (including Defaulted Receivables which are Purchased Receivables) and all proceeds thereof and all other Collections of Purchased Receivables received and/or held at any time by or on behalf of the Seller are and shall be in trust for the Buyer in accordance with its entitlements and received and/or held for and on behalf of the Buyer for payment and credit to the Trust Account.

     (d) Clause 4(b) and (c) hereof shall apply to cheques and other payment media whether payable to the Seller or the Seller's Agent its full legal name or expressed to be payable to the Seller or the Seller's Agent under any of its trading name(s) or otherwise.

     (e) Should moneys be released from the Trust Account to or to the order of the Seller or the Seller's Agent, which represent the Buyer Entitlement, then the Seller or, as applicable, the Seller's Agent shall hold such amount on trust for the Buyer upon the terms of this Mandate and shall immediately repay such amount into the Trust Account.

     (f) Except in accordance with the Receivables Securitisation Deed and this Mandate, the Seller or the Seller's Agent shall not, nor shall each of them be entitled to, withdraw or cause the withdrawal of or instruct the Bank to pay or otherwise remit any moneys from or to the debit of the Trust Account.

     (g) The Seller's Agent agrees that all bank charges and the like in respect of the Trust Account are for the account of the Seller's Agent and it undertakes on demand to reimburse any bank charges or the like debited from time to time, for which it is responsible hereunder, to the Trust Account.

     (h) Each of the Seller's Agent and the Operating Agent shall be entitled to receive from the Bank, bank statements relating to the Trust Account, and (if necessary) the Seller's Agent shall inform the Bank accordingly.

     (i) The Seller's Agent will ensure that the Operating Agent is furnished with such information as the Operating Agent may from time to time request in relation to the identification of moneys standing to the credit of the Trust Account.

BANK MANDATE

5. The mandate given to the Bank by virtue of this document (the "Mandate") is given on the basis that the Bank complies with the procedures set out in, and the terms of, Clauses 5-24 hereof. The Bank acknowledges, by its execution of this Mandate, that the Trust Account is a trust account. So long as the Bank complies with its obligations under Clauses 5-24, the Bank shall not be liable in respect of any claim or action relating to a breach of the trust set forth in Clauses 1-4 above.

6.   The Bank is hereby instructed:

     (a) to honour and comply with all cheques, drafts, bills, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and to honour and comply with all directions given in writing or by way of electronic impulses to effect transfers by way of electronic means ("Instructions") from the Trust Account to the Buyer's account (Account No. 10123773, Sort Code 18-50-08), or to the Seller Non-Transaction Account (Account No. 00313366, Sort Code 12-08-95) (but to no other accounts whatsoever) at any time or times; and

     (b) to treat all Instructions given by the Seller's Agent (subject to Clause 7(b)), the Buyer or the Operating Agent in respect of the Trust Account as being endorsed on behalf of the Seller's Agent and to deal with them.

7.   The Mandate is given on the basis that the Bank:

     (a) waives any right it has or may hereafter acquire to set-off, combine, consolidate or merge the Trust Account with any other account of the Seller's Agent or any other person or any liabilities of the Seller's Agent or any other person to the Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum whatsoever standing to the credit of the Trust Account in or towards or conditionally upon satisfaction of any liabilities to it of the Seller's Agent or any other person (unless ordered to set off, combine, transfer, consolidate, merge or withhold by order of a court of competent jurisdiction or required by statute); and

     (b) agrees (with the consent of the Seller and the Seller's Agent, such consent evidenced by the Seller's and the Seller's Agent's execution of this Mandate), upon receipt of a notice in the form annexed hereto from the Operating Agent, which notice may be received by facsimile to the Bank's Manchester Office at 19-21 Spring Gardens, Manchester M2 1FB (facsimile no. 0161 839 1314) (the "Buyer's Notice") (provided that if the Buyer's Notice has been sent by facsimile, the Operating Agent shall send an original copy to the Bank by registered post):

                  (i) to comply with any direction of the Operating Agent expressed to be given by the Operating Agent in respect of the operation of the Trust Account and the Bank shall be entitled to rely on any such notice purporting to have been given on behalf of the Operating Agent without enquiry; and

           (ii) that all right, authority and power of the Seller's Agent in respect of the operation of the Trust Account shall be deemed to be terminated and of no further effect and the Bank agrees that it shall, upon receipt of the Buyer's Notice, comply with the directions of the Operating Agent in relation to the operation of the Trust Account.


           Unless and until it receives a notice in writing from or purporting to be from the Operating Agent to the contrary, the Bank is authorised to continue to operate the Trust Account without regard to such trust. For the avoidance of doubt, the parties acknowledge that the terms of the trust set forth in Clause 1-4 above do not apply to the Seller Non-Transaction Account, and the Bank may operate such account at all times without regard to the trust set forth in Clauses 1-4 above.

 8. If the Bank has received the Buyer's Notice, any instructions (including, but not limited to Instructions), notices or other directions, dated or purporting to be dated after the date of receipt of the Buyer's Notice by the Bank, shall be signed by or on behalf of the Operating Agent by the person or persons specified by the Operating Agent in the Buyer's Notice or as otherwise agreed or directed by the Operating Agent hereafter in writing.

 9. The Bank may use (at the Bank's direction and/or the discretion of the Bank's correspondents and entirely at the Seller's and the Seller's Agent's risk save in the case of fraud or negligence by the Bank) telephone, facsimile or any other similar transmission system for the purpose of giving any commitment on the Seller's Agent behalf authorised under clause 6 above or sending any message relating or appearing to relate to the Trust Account and that the Seller's Agent may give its Instructions to the Bank by such means.

10. Until the Bank shall have been notified by the Operating Agent that the Receivables Securitisation Deed has been terminated:

      (a) the Bank shall provide the Seller's Agent, the Buyer and the Operating Agent with a monthly statement in respect of the Trust Account or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement;

      (b) the Seller's Agent covenants that it will not open any further bank accounts with the Bank other than as expressly contemplated by this Mandate or similar Mandate dated as of the date hereof, without the prior written consent of the Bank (which for the purposes of this paragraph (b) shall mean the Bank's Manchester Office (referred to above) and the Operating Agent; and

      (c) the Bank agrees and undertakes that (i) it will take no steps against the Buyer for the purpose of recovering any amounts or any other debts or liabilities owing to it in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed by the Buyer and that, (ii) it will not petition or commence proceedings for liquidation or winding up (or similar proceedings) nor join any person in doing so, nor commence any proceedings against the Buyer in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed.


11. The Bank confirms that it has received no written notice of any third party interest or claim in the Trust Account.

12. Each of the Seller's Agent, the Buyer and the Operating Agent agree to deliver a schedule to this Mandate setting forth the names and signatures of those agents of the Seller's Agent, the Buyer and Operating Agent (as applicable) who are authorised on behalf of the Seller's Agent, the Buyer or the Operating Agent, as applicable, to execute and receive notices, statements, instructions (including but not limited to Instructions) and directions in connection with this Mandate. Reliance upon a notice or instructions (including but not limited to Instructions) or directions apparently or purportedly signed by any of such authorised signatories shall operate as a discharge of the Bank in relation to any notice or instructions (including but not limited to Instructions) or directions relied and acted upon by it.

13. The Seller's Agent agrees to deliver a schedule to this Mandate (if required) setting forth all the names in which the Bank is authorised to collect cheques or other payment media as described in Clause 4(d), and agrees to enter into any indemnity reasonably required by the Bank where such names are unconnected with the name of the Seller's Agent.

14. If any notice, instruction (including but not limited to Instructions) or direction received by the Bank under, and in accordance with, this Mandate is in the Bank's view unclear and/or ambiguous, the Bank may in its absolute discretion and without liability on its part act upon what it reasonably believes in good faith to be the intent of such notice or instruction, until any ambiguity or conflict (which, in any case where the Bank refuses to execute instructions, it shall promptly notify the Operating Agent) has been resolved to its satisfaction.

15. Any final payment instructions given in any notice received by the Bank before 1:00 p.m. on any banking day if preceded by the necessary pre-advice required to effect funds movement shall be executed on the same day, failing which they shall be implemented as soon as practical but in any event for value by no later than the opening of business on the next succeeding banking day.

      A "banking day" for the purposes of this Mandate is a day (other than a Saturday or a Sunday) on which banks are open for business in London.

16. The Seller's Agent shall be liable to pay the Bank's costs, charges and expenses in relation to the Trust Account (including any amounts which the Bank cannot recover from the Buyer as a result of the operation of Clause 10(c)) whether or not the Bank has received the Buyer's Notice and notwithstanding any Early Amortisation Event under the Receivables Securitisation Deed, without recourse to the Buyer or the Operating Agent, and the Bank agrees to seek payment of these costs, charges and expenses solely from the Seller's Agent and not to debit such charges to the Trust Account, or seek to claim such amounts from the Buyer or the Operating Agent (for the avoidance of doubt, nothing in this Clause 16 shall prevent the Bank from recovering from the Operating Agent monies owed to the Bank by the Operating Agent other than the costs, charges and expenses in relation to the Trust Account described in this Clause 16) in any other manner, and the Bank shall be entitled to debit account number 00313366 held by the Seller's Agent with all costs, charges and expenses referred to above.

17. In performance of this Mandate, the Bank may rely on any instruction (including but not limited to Instructions), notice, direction or communication appearing or purporting to be given under and in accordance with this Mandate and reasonably believed by the Bank to be genuine, and the Bank shall have no obligation to make enquiries as to the justification, validity or contents of any instructions (including but not limited to Instructions) directions or notices delivered to it pursuant to this Mandate.

18. If the Bank (which, for the purposes of this Clause 18 means (i) the Bank's Head office at The Mound, Edinburgh, EH1 1YZ (ii) the Bank's Manchester Office (referred to above) receives any written notice (containing sufficient information to identify the Trust Account and the branch at which the account is held) that a third party has claimed any interest in, or a right to, the credit balance on the Trust Account, then the Bank will forthwith notify the Operating Agent accordingly.

GENERAL

19. Each of Seller and the Seller's Agent hereby warrants that it has full power and authority to effect and has taken all necessary action to authorise the execution, delivery and performance by it of this Mandate and the matters contemplated by this Mandate.

20. This Mandate may be terminated by the mutual agreement of the parties. The Bank may also request a termination of this Mandate by providing written notice to the Seller, the Seller's Agent, the Buyer and the Operating Agent of its intention to terminate this Mandate. After such notice, the following procedures shall apply:

      (a) provided no Early Amortisation Event has occurred, the Seller, the Seller's Agent, the Buyer and the Operating Agent shall use reasonable efforts to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Seller's Agent, the Buyer and the Operating Agent;

      (b) 90 days after the date upon which the Operating Agent receives the notice from the Bank referred to above (or such earlier date as agreed to by the Bank, the Seller, the Seller's Agent and the Operating Agent), the Bank shall be entitled to close the Trust Account. All sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be deposited into the account designated by the Seller, the Seller's Agent, the Buyer and Operating Agent, and notified to the Bank; and

      (c) if, during the 90 day period referred to in paragraph (b) above, the Seller, the Seller's Agent, the Buyer and the Operating Agent are unable to mutually agree upon a replacement location for the Trust Account, the Trust Account and all sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be transferred to and held with Citibank, N.A., London branch. Provided no Early Amortisation Event has occurred, the Seller, the Seller's Agent, the Buyer and the Operating Agent shall continue to use reasonable efforts after such time to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Seller's Agent, the Buyer and the Operating Agent.

21. Headings used in this Mandate are for convenience of reference only and shall not affect the interpretation of this Mandate.

22. This Mandate may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

23. Unless otherwise required by applicable law or regulation, or as requested by any regulator with jurisdiction over, or over any business of, the relevant party, each of the parties agrees to maintain the confidentiality of this Agreement in its communications with third parties and otherwise.

24. This Mandate shall be governed by, and construed in accordance with, the laws of England.

IN WITNESS WHEREOF, this Mandate has been duly executed and delivered as a Deed.


SIGNED as a deed by                     )
as attorney for EXIDE BATTERIES         )
LIMITED in the presence of:             )

Witness's
Signature: ..................................

Name:      ..................................

Address:   ..................................



SIGNED as a deed by                     )
as attorney for EXIDE (DAGENHAM         )
LIMITED in the presence of:             )


Witness's
Signature: ..................................

Name:      ..................................

Address:   ..................................


SIGNED as a deed by                     )
as attorney for BATTERIES FUNDING
LIMITED in the presence of:             )


Witness's
Signature: ..................................

Name:      ..................................

Address:   ..................................

EXECUTED as a deed by                   )
CITIBANK N.A. as Operating              )
Agent acting by                         )

acting under the authority of that      )
company, in the presence of:            )



Witness's
Signature: ..................................

Name:      ..................................

Address:   ..................................


EXECUTED as a deed by                   )
THE GOVERNOR AND COMPANY                )
OF THE BANK OF SCOTLAND                 )
acting by                               )

acting under the authority of that      )
company, in the presence of:            )



Witness's
Signature: ..................................

Name:      ..................................

Address:   ..................................

                             FORM OF BUYER'S NOTICE

EXIDE BATTERIES LIMITED     A/C NO 00313382

To:  Bank of Scotland
     19-21 Spring Gardens
     Manchester
     M2 1FB

                                 BUYER'S NOTICE

We Citibank, N.A., as Operating Agent under a receivables securitisation deed dated [.] May 2002 between, inter alia, EXIDE (DAGENHAM) LIMITED, Batteries Funding Limited and Citibank, N.A., hereby give you notice (the "Buyer's Notice") pursuant to clause 7(b) of the trust account bank mandate for the above account dated [.] May 2002 (the "Mandate").

In accordance with the terms of the Mandate with respect to the above account opened in the name of EXIDE BATTERIES LIMITED (as agent of EXIDE (DAGENHAM) LIMITED), you should henceforth operate the above account solely in accordance with instructions given by ourselves, and ignore any instructions or directions given by EXIDE BATTERIES LIMITED. This Buyer's Notice does not affect the operation of EXIDE (DAGENHAM) LIMITED's or EXIDE BATTERIES LIMITED's other accounts (if any) with yourselves.

Please acknowledge safe receipt of this Buyer's Notice by signing and returning a copy to us.

If you have any doubt as to the effect of this Buyer's Notice, you are advised to refer to your legal advisers enclosing a copy of this notice and the Mandate as a matter of urgency.


---------------------------------
For and on behalf of
Citibank, N.A. in its capacity as
Operating Agent



RECEIPT ACKNOWLEDGED BY:



BANK OF SCOTLAND



---------------------------------
By:
Date:

                           TRUST ACCOUNT BANK MANDATE

                               Dated [.] May 2002:

                                     between

(1) DETA UK LIMITED, (Company No. [.]), [.] (the "Seller");

(2) BATTERIES FUNDING LIMITED, West Block, International Financial Services Centre, Dublin 1, Ireland (the "Buyer");

(3) CITIBANK, N.A., 336 Strand, London WC2R 1HB (in its capacity as Operating Agent under the Receivables Securitisation Deed (defined below), the "Operating Agent"); and

(4) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND of The Mound, Edinburgh EH1 1YZ (the "Bank").

Pursuant to the Receivables Securitisation Deed dated [.] May 2002 (as amended from time to time, the "Receivables Securitisation Deed") between, inter alia, the Seller, the Buyer and the Operating Agent, under which at the date hereof the Seller is Seller and Sub-Servicer, it is agreed:

TRUST

1. Capitalised terms used herein, unless otherwise defined herein, shall have the meanings given in the Receivables Securitisation Deed.

2. The Seller confirms to the Buyer and the Operating Agent that it has directed all of the Account Debtors to remit payments for the Purchased Receivables denominated in Sterling into the following account at the bank:

    Sort Code:         12-08-95
    Account No:        [.]
    Account Title:     Collection Account

3. The Seller hereby declares that, with effect from (and including) the time it first sells Receivables to the Buyer under the Receivables Securitisation Deed (the "Trust Commencement"), it will hold the Collection Account, which shall thereafter be designated as a trust account (the "Trust Account"), upon trust for the Buyer and itself as beneficiaries absolutely.

4.  As of and from the Trust Commencement:

    (a) All moneys at any time standing to the credit of the Trust Account in respect of the Buyer Entitlement and any interest on such moneys are and shall be beneficially owned by the Buyer, and all other moneys at any time standing to the credit of the Trust Account are and shall be beneficially owned by the Seller;

    (b) The Seller shall pay or procure the payment of all Collections into the Trust Account.

    (c) All cheques, telegraphic transfers and other payment media and all cash in respect of Purchased Receivables (including Defaulted Receivables which are Purchased Receivables) and all proceeds thereof and all other Collections of Purchased Receivables received and/or held at any time by or on behalf of the Seller are and shall be in trust for the Buyer in accordance with its entitlements and received and/or held for and on behalf of the Buyer for payment and credit to the Trust Account.

    (d) Clause 4(b) and (c) hereof shall apply to cheques and other payment media whether payable to the Seller its full legal name or expressed to be payable to the Seller under any of its trading name(s) or otherwise.

    (e) Should moneys be released from the Trust Account to or to the order of the Seller, which represent the Buyer Entitlement, then the Seller shall hold such amount on trust for the Buyer upon the terms of this Mandate and shall immediately repay such amount into the Trust Account.

    (f) Except in accordance with the Receivables Securitisation Deed and this Mandate, the Seller shall not, nor shall it be entitled to, withdraw or cause the withdrawal of or instruct the Bank to pay or otherwise remit any moneys from or to the debit of the Trust Account.

    (g) The Seller agrees that all bank charges and the like in respect of the Trust Account are for the account of the Seller and it undertakes on demand to reimburse any bank charges or the like debited from time to time, for which it is responsible hereunder, to the Trust Account.

    (h) Each of the Seller and the Operating Agent shall be entitled to receive from the Bank, bank statements relating to the Trust Account, and (if necessary) the Seller shall inform the Bank accordingly.

    (i) The Seller will ensure that the Operating Agent is furnished with such information as the Operating Agent may from time to time request in relation to the identification of moneys standing to the credit of the Trust Account.

BANK MANDATE

5. The mandate given to the Bank by virtue of this document (the "Mandate") is given on the basis that the Bank complies with the procedures set out in, and the terms of, Clauses 5-24 hereof. The Bank acknowledges, by its execution of this Mandate, that the Trust Account is a trust account. So long as the Bank complies with its obligations under Clauses 5-24, the Bank shall not be liable in respect of any claim or action relating to a breach of the trust set forth in Clauses 1-4 above.

6.  The Bank is hereby instructed:

    (a) to honour and comply with all cheques, drafts, bills, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and to honour and comply with all directions given in writing or by way of electronic impulses to effect transfers by way of electronic means ("Instructions") from the Trust Account to the Buyer's account (Account No. 10123773, Sort Code 18-50-08), or to the Seller Non-Transaction Account (Account No. 00282407, Sort Code 12-08-95) (but to no other accounts whatsoever) at any time or times; and

    (b) to treat all Instructions given by the Seller (subject to Clause 7(b)), the Buyer or the Operating Agent in respect of the Trust Account as being endorsed on behalf of the Seller and to deal with them.

7.  The Mandate is given on the basis that the Bank:

    (a) waives any right it has or may hereafter acquire to set-off, combine, consolidate or merge the Trust Account with any other account of the Seller or any other person or any liabilities of the Seller or any other person to the Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum whatsoever standing to the credit of the Trust Account in or towards or conditionally upon satisfaction of any liabilities to it of the Seller or any other person (unless ordered to set off, combine, transfer, consolidate, merge or withhold by order of a court of competent jurisdiction or required by statute); and

    (b) agrees (with the consent of the Seller, such consent evidenced by the Seller's execution of this Mandate), upon receipt of a notice in the form annexed hereto from the Operating Agent, which notice may be received by facsimile to the Bank's Manchester Office at 19-21 Spring Gardens, Manchester M2 1FB (facsimile no. 0161 839 1314) (the "Buyer's Notice") (provided that if the Buyer's Notice has been sent by facsimile, the Operating Agent shall send an original copy to the Bank by registered post):

         (i) to comply with any direction of the Operating Agent expressed to be given by the Operating Agent in respect of the operation of the Trust Account and the Bank shall be entitled to rely on any such notice purporting to have been given on behalf of the Operating Agent without enquiry; and

         (ii) that all right, authority and power of the Seller in respect of the operation of the Trust Account shall be deemed to be terminated and of no further effect and the Bank agrees that it shall, upon receipt of the Buyer's Notice, comply with the directions of the Operating Agent in relation to the operation of the Trust Account.

               Unless and until it receives a notice in writing from or purporting to be from the Operating Agent to the contrary, the Bank is authorised to continue to operate the Trust Account without regard to such trust. For the avoidance of doubt, the parties acknowledge that the terms of the trust set forth in Clause 1-4 above do not apply to the Seller Non-Transaction Account, and the Bank may operate such account at all times without regard to the trust set forth in Clauses 1-4 above.

    8. If the Bank has received the Buyer's Notice, any instructions (including, but not limited to Instructions), notices or other directions, dated or purporting to be dated after the date of receipt of the Buyer's Notice by the Bank, shall be signed by or on behalf of the Operating Agent by the person or persons specified by the Operating Agent in the Buyer's Notice or as otherwise agreed or directed by the Operating Agent hereafter in writing.

    9. The Bank may use (at the Bank's direction and/or the discretion of the Bank's correspondents and entirely at the Seller's risk save in the case of fraud or negligence by the Bank) telephone, facsimile or any other similar transmission system for the purpose of giving any commitment on the Seller's behalf authorised under clause 6 above or sending any message relating or appearing to relate to the Trust Account and that the Seller may give its Instructions to the Bank by such means.

    10. Until the Bank shall have been notified by the Operating Agent that the Receivables Securitisation Deed has been terminated:

         (a) the Bank shall provide the Seller, the Buyer and the Operating Agent with a monthly statement in respect of the Trust Account or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement;

         (b) the Seller covenants that it will not open any further bank accounts with the Bank other than as expressly contemplated by this Mandate or similar Mandate dated as of the date hereof, without the prior written consent of the Bank (which for the purposes of this paragraph (b) shall mean the Bank's Manchester Office (referred to above) and the Operating Agent; and

         (c) the Bank agrees and undertakes that (i) it will take no steps against the Buyer for the purpose of recovering any amounts or any other debts or liabilities owing to it in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed by the Buyer and that, (ii) it will not petition or commence proceedings for liquidation or winding up (or similar proceedings) nor join any person in doing so, nor commence any proceedings against the Buyer in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed.

    11. The Bank confirms that it has received no written notice of any third party interest or claim in the Trust Account.

    12. Each of the Seller, the Buyer and the Operating Agent agree to deliver a schedule to this Mandate setting forth the names and signatures of those agents of the Seller, the Buyer and Operating Agent (as applicable) who are authorised on behalf of the Seller, the Buyer or the Operating Agent, as applicable, to execute and receive notices, statements, instructions (including but not limited to Instructions) and directions in connection with this Mandate. Reliance upon a notice or instructions (including but not limited to Instructions) or directions apparently or purportedly signed by any of such authorised signatories shall operate as a discharge of the Bank in relation to any notice or instructions (including but not limited to Instructions) or directions relied and acted upon by it.

    13. The Seller agrees to deliver a schedule to this Mandate (if required) setting forth all the names in which the Bank is authorised to collect cheques or other payment media as described in Clause 4(d), and agrees to enter into any indemnity reasonably required by the Bank where such names are unconnected with the name of the Seller.

    14. If any notice, instruction (including but not limited to Instructions) or direction received by the Bank under, and in accordance with, this Mandate is in the Bank's view unclear and/or ambiguous, the Bank may in its absolute discretion and without liability on its part act upon what it reasonably believes in good faith to be the intent of such notice or instruction, until any ambiguity or conflict (which, in any case where the Bank refuses to execute instructions, it shall promptly notify the Operating Agent) has been resolved to its satisfaction.

    15. Any final payment instructions given in any notice received by the Bank before 1:00 p.m. on any banking day if preceded by the necessary pre-advice required to effect funds movement shall be executed on the same day, failing which they shall be implemented as soon as practical but in any event for value by no later than the opening of business on the next succeeding banking day.

         A "banking day" for the purposes of this Mandate is a day (other than a Saturday or a Sunday) on which banks are open for business in London.

    16. The Seller shall be liable to pay the Bank's costs, charges and expenses in relation to the Trust Account (including any amounts which the Bank cannot recover from the Buyer as a result of the operation of Clause 10(c)) whether or not the Bank has received the Buyer's Notice and notwithstanding any Early Amortisation Event under the Receivables Securitisation Deed, without recourse to the Buyer or the Operating Agent, and the Bank agrees to seek payment of these costs, charges and expenses solely from the Seller and not to debit such charges to the Trust Account, or seek to claim such amounts from the Buyer or the Operating Agent (for the avoidance of doubt, nothing in this Clause 16 shall prevent the Bank from recovering from the Operating Agent monies owed to the Bank by the Operating Agent other than the costs, charges and expenses in relation to the Trust Account described in this Clause
         16) in any other manner, and the Bank shall be entitled to debit account number 00282407 held by the Seller with all costs, charges and expenses referred to above.

   17. In performance of this Mandate, the Bank may rely on any instruction (including but not limited to Instructions), notice, direction or communication appearing or purporting to be given under and in accordance with this Mandate and reasonably believed by the Bank to be genuine, and the Bank shall have no obligation to make enquiries as to the justification, validity or contents of any instructions (including but not limited to Instructions) directions or notices delivered to it pursuant to this Mandate.

   18. If the Bank (which, for the purposes of this Clause 18 means (i) the Bank's Head office at The Mound, Edinburgh, EH1 1YZ (ii) the Bank's Manchester Office (referred to above) receives any written notice (containing sufficient information to identify the Trust Account and the branch at which the account is held) that a third party has claimed any interest in, or a right to, the credit balance on the Trust Account, then the Bank will forthwith notify the Operating Agent accordingly.

   GENERAL

   19. The Seller hereby warrants that it has full power and authority to effect and has taken all necessary action to authorise the execution, delivery and performance by it of this Mandate and the matters contemplated by this Mandate.

   20. This Mandate may be terminated by the mutual agreement of the parties. The Bank may also request a termination of this Mandate by providing written notice to the Seller, the Buyer and the Operating Agent of its intention to terminate this Mandate. After such notice, the following procedures shall apply:

        (a) provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall use reasonable efforts to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent;

        (b) 90 days after the date upon which the Operating Agent receives the notice from the Bank referred to above (or such earlier date as agreed to by the Bank, the Seller and the Operating Agent), the Bank shall be entitled to close the Trust Account. All sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be deposited into the account designated by the Seller, the Buyer and Operating Agent, and notified to the Bank; and

        (c) if, during the 90 day period referred to in paragraph (b) above, the Seller, the Buyer and the Operating Agent are unable to mutually agree upon a replacement location for the Trust Account, the Trust Account and all sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be transferred to and held with Citibank, N.A., London branch. Provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall continue to use reasonable efforts after such time to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent.

21. Headings used in this Mandate are for convenience of reference only and shall not affect the interpretation of this Mandate.

22. This Mandate may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

23. Unless otherwise required by applicable law or regulation, or as requested by any regulator with jurisdiction over, or over any business of, the relevant party, each of the parties agrees to maintain the confidentiality of this Agreement in its communications with third parties and otherwise.

24. This Mandate shall be governed by, and construed in accordance with, the laws of England.

IN WITNESS WHEREOF, this Mandate has been duly executed and delivered as a Deed.


SIGNED as a deed by                )
as attorney for DETA (U.K.)        )
LIMITED in the presence of:        )

Witness's
Signature:    ............................

Name:         ............................

Address:      ............................

SIGNED as a deed by                   )
as attorney for BATTERIES FUNDING     )
LIMITED in the presence of:           )

Witness's
Signature:  ......................

Name:       ......................

Address:    ......................


EXECUTED as a deed by                 )
CITIBANK N.A. as Operating            )
Agent acting by                       )

acting under the authority of that    )
company, in the presence of:          )

Witness's
Signature:  ......................

Name:       ......................

Address:    ......................


EXECUTED as a deed by                 )
THE GOVERNOR AND COMPANY              )
OF THE BANK OF SCOTLAND               )
acting by                             )

acting under the authority of that    )
company, in the presence of:          )

Witness's
Signature:  ......................

Name:       ......................

Address:    ......................

                             FORM OF BUYER'S NOTICE

DETA UK LIMITED                    A/C NO [.]



To:  Bank of Scotland
     19-21 Spring Gardens
     Manchester
     M2 1FB



                                 BUYER'S NOTICE

We Citibank, N.A., as Operating Agent under a receivables securitisation deed dated [.] May 2002 between, inter alia, DETA UK LIMITED, Batteries Funding Limited and Citibank, N.A., hereby give you notice (the "Buyer's Notice") pursuant to clause 7(b) of the trust account bank mandate for the above account dated [.] May 2002 August (the "Mandate").

In accordance with the terms of the Mandate, you should henceforth operate the above account solely in accordance with instructions given by ourselves, and ignore any instructions or directions given by DETA UK LIMITED. This Buyer's Notice does not affect the operation of DETA UK LIMITED's other accounts (if any) with yourselves.

Please acknowledge safe receipt of this Buyer's Notice by signing and returning a copy to us.

If you have any doubt as to the effect of this Buyer's Notice, you are advised to refer to your legal advisers enclosing a copy of this notice and the Mandate as a matter of urgency.



---------------------------------
For and on behalf of
Citibank, N.A. in its capacity as
Operating Agent



RECEIPT ACKNOWLEDGED BY:



BANK OF SCOTLAND



--------------------------------
By:
Date:

                                  SCHEDULE 14
                       FORM OF TRUST ACCOUNT BANK MANDATES

                           TRUST ACCOUNT BANK MANDATE

  [This Trust Account Bank Mandate will be adopted on the basis of the Interim
   Trust Account Bank Mandate for Exide Batteries/Exide Dagenham in the event
     Collections are still collected by Exide Batteries for Exide Dagenham]

                              Dated [.] June 2002:

                                     between

(1) [Relevant Seller], (Company No. [.]), [.] the "Seller");

(2) BATTERIES FUNDING LIMITED, West Block, International Financial Services Centre, Dublin 1, Ireland (the "Buyer");

(3) CITIBANK, N.A., 336 Strand, London WC2R 1HB (in its capacity as Operating Agent under the Receivables Securitisation Deed (defined below), the "Operating Agent"); and

(4) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND of The Mound, Edinburgh EH1 1YZ (the "Bank").

Pursuant to the Receivables Securitisation Deed dated [.] May 2002 (as amended from time to time, the "Receivables Securitisation Deed") between, inter alia, the Seller, the Buyer and the Operating Agent, under which at the date hereof the Seller is Seller and Sub-Servicer, it is agreed:

TRUST

1. Capitalised terms used herein, unless otherwise defined herein, shall have the meanings given in the Receivables Securitisation Deed.

2. The Seller confirms to the Buyer and the Operating Agent that it has directed all of the Account Debtors to remit payments for the Purchased Receivables [denominated in Sterling/Euro] into the following account at the bank:

    Sort Code:         12-08-95
    Account No:        [.]
    Account Title:     Dedicated Collection Account

3. The Seller hereby declares that, with effect from (and including) the date of the Mandate (the "Trust Commencement"), it will hold the Dedicated Collection Account, which shall thereafter be designated as a trust account (the "Trust Account"), upon trust for the Buyer as beneficiary absolutely.

4.  As of and from the Trust Commencement:

    (a) All moneys at any time standing to the credit of the Trust Account and any interest on such moneys are and shall be beneficially owned by the Buyer;

    (b) The Seller shall pay or procure the payment of all Collections into the Trust Account.

    (c) All cheques, telegraphic transfers and other payment media and all cash in respect of Purchased Receivables (including Defaulted Receivables which are Purchased Receivables) and all proceeds thereof and all other Collections of Purchased Receivables received and/or held at any time by or on behalf of the Seller are and shall be in trust for the Buyer and received and/or held for and on behalf of the Buyer for payment and credit to the Trust Account.

    (d) Clause 4(b) and (c) hereof shall apply to cheques and other payment media whether payable to the Seller its full legal name or expressed to be payable to the Seller under any of its trading name(s) or otherwise.

    (e) Should moneys be released from the Trust Account to or to the order of the Seller, then the Seller shall hold such amount on trust for the Buyer upon the terms of this Mandate and shall immediately repay such amount into the Trust Account.

    (f) Except in accordance with the Receivables Securitisation Deed and this Mandate, the Seller shall not, nor shall it be entitled to, withdraw or cause the withdrawal of or instruct the Bank to pay or otherwise remit any moneys from or to the debit of the Trust Account.

    (g) The Seller agrees that all bank charges and the like in respect of the Trust Account are for the account of the Seller and it undertakes on demand to reimburse any bank charges or the like debited from time to time, for which it is responsible hereunder, to the Trust Account.

    (h) Each of the Seller and the Operating Agent shall be entitled to receive from the Bank, bank statements relating to the Trust Account, and (if necessary) the Seller shall inform the Bank accordingly.

    (i) The Seller will ensure that the Operating Agent is furnished with such information as the Operating Agent may from time to time request in relation to the identification of moneys standing to the credit of the Trust Account.

BANK MANDATE

5. The mandate given to the Bank by virtue of this document (the "Mandate") is given on the basis that the Bank complies with the procedures set out in, and the terms of, Clauses 5-24 hereof. The Bank acknowledges, by its execution of this Mandate, that the Trust Account is a trust account. So long as the Bank complies with its obligations under Clauses 5-24, the Bank shall not be liable in respect of any claim or action relating to a breach of the trust set forth in Clauses 1-4 above.

6.   The Bank is hereby instructed:

     (a) to honour and comply with all cheques, drafts, bills, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and to honour and comply with all directions given in writing or by way of electronic impulses to effect transfers by way of electronic means ("Instructions") from the Trust Account to the Buyer's account (Account No. [.], Sort Code 18-50-08), or to the Seller Non-Transaction Account (Account No. [.], Sort Code 12-08-95) (but to no other accounts whatsoever) at any time or times; and

     (b)   to treat all Instructions given by the Seller (subject to Clause 7
           (b)), the Buyer or the Operating Agent in respect of the Trust Account as being endorsed on behalf of the Seller and to deal with them.

7.   The Mandate is given on the basis that the Bank:

     (a) waives any right it has or may hereafter acquire to set-off, combine, consolidate or merge the Trust Account with any other account of the Seller or any other person or any liabilities of the Seller or any other person to the Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum whatsoever standing to the credit of the Trust Account in or towards or conditionally upon satisfaction of any liabilities to it of the Seller or any other person (unless ordered to set off, combine, transfer, consolidate, merge or withhold by order of a court of competent jurisdiction or required by statute); and

     (b) agrees (with the consent of the Seller, such consent evidenced by the Seller's execution of this Mandate), upon receipt of a notice in the form annexed hereto from the Operating Agent, which notice may be received by facsimile to the Bank's Manchester Office at 19-21 Spring Gardens, Manchester M2 1FB (facsimile no. 0161 839 1314) (the "Buyer's Notice") (provided that if the Buyer's Notice has been sent by facsimile, the Operating Agent shall send an original copy to the Bank by registered post):

           (i) to comply with any direction of the Operating Agent expressed to be given by the Operating Agent in respect of the operation of the Trust Account and the Bank shall be entitled to rely on any such notice purporting to have been given on behalf of the Operating Agent without enquiry; and

           (ii) that all right, authority and power of the Seller in respect of the operation of the Trust Account shall be deemed to be terminated and of no further effect and the Bank agrees that it shall, upon receipt of the Buyer's Notice, comply with the directions of the Operating Agent in relation to the operation of the Trust Account.

           Unless and until it receives a notice in writing from or purporting to be from the Operating Agent to the contrary, the Bank is authorised to continue to operate the Trust Account without regard to such trust. For the avoidance of doubt, the parties acknowledge that the terms of the trust set forth in Clause 1-4 above do not apply to the Seller Non-Transaction Account, and the Bank may operate such account at all times without regard to the trust set forth in Clauses 1-4 above.

8. If the Bank has received the Buyer's Notice, any instructions (including, but not limited to Instructions), notices or other directions, dated or purporting to be dated after the date of receipt of the Buyer's Notice by the Bank, shall be signed by or on behalf of the Operating Agent by the person or persons specified by the Operating Agent in the Buyer's Notice or as otherwise agreed or directed by the Operating Agent hereafter in writing.

9. The Bank may use (at the Bank's direction and/or the discretion of the Bank's correspondents and entirely at the Seller's risk save in the case of fraud or negligence by the Bank) telephone, facsimile or any other similar transmission system for the purpose of giving any commitment on the Seller's behalf authorised under clause 6 above or sending any message relating or appearing to relate to the Trust Account and that the Seller may give its Instructions to the Bank by such means.

10. Until the Bank shall have been notified by the Operating Agent that the Receivables Securitisation Deed has been terminated:

     (a) the Bank shall provide the Seller, the Buyer and the Operating Agent with a monthly statement in respect of the Trust Account or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement;

     (b) the Seller covenants that it will not open any further bank accounts with the Bank other than as expressly contemplated by this Mandate or similar Mandate dated as of the date hereof, without the prior written consent of the Bank (which for the purposes of this paragraph
           (b) shall mean the Bank's Manchester Office (referred to above) and the Operating Agent; and

     (c) the Bank agrees and undertakes that (i) it will take no steps against the Buyer for the purpose of recovering any amounts or any other debts or liabilities owing to it in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed by the Buyer and that, (ii) it will not petition or commence proceedings for liquidation or winding up (or similar proceedings) nor join any person in doing so, nor commence any proceedings against the Buyer in connection with the Trust Account, this Mandate or the Receivables Securitisation Deed.

11. The Bank confirms that it has received no written notice of any third party interest or claim in the Trust Account.

12. Each of the Seller, the Buyer and the Operating Agent agree to deliver a schedule to this Mandate setting forth the names and signatures of those agents of the Seller, the Buyer and Operating Agent (as applicable) who are authorised on behalf of the Seller, the Buyer or the Operating Agent, as applicable, to execute and receive notices, statements, instructions (including but not limited to Instructions) and directions in connection with this Mandate. Reliance upon a notice or instructions (including but not limited to Instructions) or directions apparently or purportedly signed by any of such authorised signatories shall operate as a discharge of the Bank in relation to any notice or instructions (including but not limited to Instructions) or directions relied and acted upon by it.

13. The Seller agrees to deliver a schedule to this Mandate (if required) setting forth all the names in which the Bank is authorised to collect cheques or other payment media as described in Clause 4(d), and agrees to enter into any indemnity reasonably required by the Bank where such names are unconnected with the name of the Seller.

14. If any notice, instruction (including but not limited to Instructions) or direction received by the Bank under, and in accordance with, this Mandate is in the Bank's view unclear and/or ambiguous, the Bank may in its absolute discretion and without liability on its part act upon what it reasonably believes in good faith to be the intent of such notice or instruction, until any ambiguity or conflict (which, in any case where the Bank refuses to execute instructions, it shall promptly notify the Operating Agent) has been resolved to its satisfaction.

15. Any final payment instructions given in any notice received by the Bank before 1:00 p.m. on any banking day if preceded by the necessary pre-advice required to effect funds movement shall be executed on the same day, failing which they shall be implemented as soon as practical but in any event for value by no later than the opening of business on the next succeeding banking day.

     A "banking day" for the purposes of this Mandate is a day (other than a Saturday or a Sunday) on which banks are open for business in London.

16. The Seller shall be liable to pay the Bank's costs, charges and expenses in relation to the Trust Account (including any amounts which the Bank cannot recover from the Buyer as a result of the operation of Clause 10(c)) whether or not the Bank has received the Buyer's Notice and notwithstanding any Early Amortisation Event under the Receivables Securitisation Deed, without recourse to the Buyer or the Operating Agent, and the Bank agrees to seek payment of these costs, charges and expenses solely from the Seller and not to debit such charges to the Trust Account, or seek to claim such amounts from the Buyer or the Operating Agent (for the avoidance of doubt, nothing in this Clause 16 shall prevent the Bank from recovering from the Operating Agent monies owed to the Bank by the Operating Agent other than the costs, charges and expenses in relation to the Trust Account described in this Clause 16) in any other manner, and the Bank shall be entitled to debit account number [o] held by the Seller with all costs, charges and expenses referred to above.

17. In performance of this Mandate, the Bank may rely on any instruction (including but not limited to Instructions), notice, direction or communication appearing or purporting to be given under and in accordance with this Mandate and reasonably believed by the Bank to be genuine, and the Bank shall have no obligation to make enquiries as to the justification, validity or contents of any instructions (including but not limited to Instructions) directions or notices delivered to it pursuant to this Mandate.

18. If the Bank (which, for the purposes of this Clause 18 means (i) the Bank's Head office at The Mound, Edinburgh, EH1 1YZ (ii) the Bank's Manchester Office (referred to above) receives any written notice (containing sufficient information to identify the Trust Account and the branch at which the account is held) that a third party has claimed any interest in, or a right to, the credit balance on the Trust Account, then the Bank will forthwith notify the Operating Agent accordingly.

GENERAL

19. The Seller hereby warrants that it has full power and authority to effect and has taken all necessary action to authorise the execution, delivery and performance by it of this Mandate and the matters contemplated by this Mandate.

20. This Mandate may be terminated by the mutual agreement of the parties. The Bank may also request a termination of this Mandate by providing written notice to the Seller, the Buyer and the Operating Agent of its intention to terminate this Mandate. After such notice, the following procedures shall apply:

     (a) provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall use reasonable efforts to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent;

     (b) 90 days after the date upon which the Operating Agent receives the notice from the Bank referred to above (or such earlier date as agreed to by the Bank, the Seller and the Operating Agent), the Bank shall be entitled to close the Trust Account. All sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be deposited into the account designated by the Seller, the Buyer and Operating Agent, and notified to the Bank; and

     (c) if, during the 90 day period referred to in paragraph (b) above, the Seller, the Buyer and the Operating Agent are unable to mutually agree upon a replacement location for the Trust Account, the Trust Account and all sums standing to the credit of the Trust Account as at such date (and any future sums received by the Bank which have been directed towards the Trust Account and which have been accepted for deposit by the Bank; however, for the avoidance of doubt, after the closure of the Trust Account, the Bank shall be under no obligation to accept such sums) shall be transferred to and held with Citibank, N.A., London branch. Provided no Early Amortisation Event has occurred, the Seller, the Buyer and the Operating Agent shall continue to use reasonable efforts after such time to locate another bank or financial institution for the location of the Trust Account which is mutually acceptable to the Seller, the Buyer and the Operating Agent.

21. Headings used in this Mandate are for convenience of reference only and shall not affect the interpretation of this Mandate.

22. This Mandate may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

23. Unless otherwise required by applicable law or regulation, or as requested by any regulator with jurisdiction over, or over any business of, the relevant party, each of the parties agrees to maintain the confidentiality of this Agreement in its communications with third parties and otherwise.

24. This Mandate shall be governed by, and construed in accordance with, the laws of England.

IN WITNESS WHEREOF, this Mandate has been duly executed and delivered as a Deed.



SIGNED as a deed by               )
as attorney for [RELEVANT SELLER] )
in the presence of:               )



Witness's
Signature: ..........................

Name:      ..........................

Address:   ..........................

SIGNED as a deed by                         )
as attorney for BATTERIES FUNDING           )
LIMITED in the presence of:                 )


Witness's
Signature: ..........................

Name:      ..........................

Address:   ..........................



EXECUTED as a deed by                       )
CITIBANK N.A. as Operating                  )
Agent acting by                             )

acting under the authority of that          )
company, in the presence of:                )


Witness's
Signature: ..........................

Name:      ..........................

Address:   ..........................



EXECUTED as a deed by                       )
THE GOVERNOR AND COMPANY                    )
OF THE BANK OF SCOTLAND                     )
acting by                                   )

acting under the authority of that          )
company, in the presence of:                )


Witness's
Signature: ..........................

Name:      ..........................

Address:   ..........................

                             FORM OF BUYER'S NOTICE

[RELEVANT SELLER]          A/C NO [.]



To:      Bank of Scotland
         19-21 Spring Gardens
         Manchester
         M2 1FB

                                 BUYER'S NOTICE

We Citibank, N.A., as Operating Agent under a receivables securitisation deed dated [.] May 2002 between, inter alia, [Relevant Seller], Batteries Funding Limited and Citibank, N.A., hereby give you notice (the "Buyer's Notice") pursuant to clause 7(b) of the trust account bank mandate for the above account dated [.] June 2002 August (the "Mandate").

In accordance with the terms of the Mandate, you should henceforth operate the above account solely in accordance with instructions given by ourselves, and ignore any instructions or directions given by [Relevant Seller]. This Buyer's Notice does not affect the operation of [Relevant Seller's] other accounts (if any) with yourselves.

Please acknowledge safe receipt of this Buyer's Notice by signing and returning a copy to us.

If you have any doubt as to the effect of this Buyer's Notice, you are advised to refer to your legal advisers enclosing a copy of this notice and the Mandate as a matter of urgency.



_________________________________
For and on behalf of
Citibank, N.A. in its capacity as
Operating Agent




RECEIPT ACKNOWLEDGED BY:




BANK OF SCOTLAND




_________________________________
By:
Date:

                                  SCHEDULE 15

                             DIRECTORS' CERTIFICATE


                         FORM OF DIRECTORS' CERTIFICATE

To:      Batteries Funding Limited

         Citibank, N.A.

         IN RELATION TO THE SALE OF TRADE RECEIVABLES ORIGINATED BY

                               [.] (the "Company")

WE HEREBY CERTIFY, that having made all appropriate searches and investigations of the Company's books and records, the information held by the Registrar of Companies, the Company's management and statutory accounts (including the notes thereto and the reports thereon) and having made all enquiry of its officers, auditors, and professional advisers and, without limiting the generality of the foregoing, having considered the provisions of sections 123 and 238 to 243 of the Insolvency Act 1986 (the "Act") and the provisions of (i) the Receivables Securitisation Deed ("RSD") dated on or about [.] May 2002 between, amongst others, the Company, Batteries Funding Limited, ("Batteries Funding") and Citibank, N.A., (ii) the first Letter of Offer delivered by us under the RSD (the documents at (i) and (ii) above being the "Relevant Transaction Documents"), we have determined that:

(a) As at the date hereof the Company is not unable to pay its debts as they fall due within the meaning of section 123(1) of the Act (but without reference to the court for this purpose ) or otherwise and will not become unable to do so in consequence of the entry by the Company into the Relevant Transaction Documents and the performance of the transactions effected (or, in the case of the first Letter of Offer, contemplated) by the Relevant Transaction Documents, and the assets of the Company are now and will remain immediately after execution of the Relevant Transaction Documents and the performance of the transactions effected (and, in the case of the first Letter of Offer, contemplated) by the Relevant Transaction Documents greater than its liabilities (taking into account its contingent and prospective liabilities ) at such times for the purposes of section 123(2) and 242 of the Act and there are reasonable grounds for believing that the foregoing state of affairs will continue thereafter for at least the period of two years from the date hereof;

(b) The transactions effected (and, in the case of the first Letter of Offer, contemplated) by the Relevant Transaction Documents (taken as a whole):-

        (i)   Will not be transactions at an undervalue within the meaning of section 238 of the Act;

        (ii)  Will not constitute gratuitous alienations within the meaning of section 242 of the Act;

        (iii) Will not constitute unfair preferences for the purposes of section 243 of the Act; and

        (iv) Will not be transactions entered into by the Company for the purposes set out at items (a) or (b) of section 423(3) of the Act.

        Since the value, in money or money's worth, of the consideration received by the Company under or pursuant to the Relevant Transaction Documents and since the value of consideration received by the Company under or pursuant to the Relevant Transaction Documents is fully and fairly equivalent to the value, in money and money's worth, of the consideration provided by the Company under or pursuant to the Relevant Transaction Documents and since the transactions (including without limitation the purchase contemplated by the first Letter of Offer) will constitute reciprocal) obligations of the Company with the other parties thereto:

(c) Each Relevant Transaction Document is entered into by the Company in good faith and for the purpose of carrying on its business, and there are reasonable grounds for believing that the entry by the Company of the transactions brought into effect (or, in the case of the first Letter of Offer, contemplated) by the Relevant Transaction Documents will benefit the Company;

(d) In entering into the Relevant Transaction Documents and in performing the transactions brought into effect (or, in the case of the first Letter of Offer, contemplated) by the Relevant Transaction Documents, the Company is not influenced by a desire to give a preference to any person as contemplated by section 239 of the Act and, in any event, Batteries Funding is not one of the Company's creditors nor a surety or guarantor for any of the Company's debts or other liabilities;

(e) No receiver or administrative receiver has been appointed in relation to any of the assets or undertakings of the Company;

(f) No step has been taken with respect to the voluntary liquidation of the Company; and

(g)     No step has been taken for the dissolution of the Company.

This certificate is given on behalf of the Company.

DATED AS OF            MAY 2002







________________________________            __________________________________
(Director)                                  (Director)

                                  SCHEDULE 16

      POWER OF ATTORNEY IN FAVOUR OF CITIBANK AND BATTERIES FUNDING LIMITED

THIS POWER OF ATTORNEY is made on the [.] day of May 2002 by CMP BATTERIES LIMITED, a company with its registered office is at P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD; by FULMEN (U.K.) LIMITED, a company with its registered office at P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD; by DETA UK LIMITED, a company with its registered office at P.O. Box 1, Salford Road, Bolton BL5 1DD; by EXIDE (DAGENHAM) LIMITED, a company with its registered office at P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD, respectively acting in their capacity as Sellers and Sub-Servicers, EXIDE BATTERIES LIMITED, a company with its registered office at P.O. Box 1, Salford Road, Over Hulton, Bolton BL5 1DD, in its capacity as agent of EXIDE (DAGENHAM) LIMITED (together the "Appointors" and each an "Appointor") in favour of CITIBANK, N.A., a company whose registered office is at 336 Strand, London WC2R 1HB acting in its capacity as Operating Agent ("Citibank") and BATTERIES FUNDING LIMITED, with its registered office at West Block, International Financial Services Centre, Dublin 1, Ireland. ("Batteries Funding") Citibank and Batteries Funding are referred to herein collectively as the "Attorneys".

WHEREAS

(A) Pursuant to a receivable securitisation deed (the "RSD") dated [.] May 2002 made by and between the Sellers and Citibank and others, the Sellers may, from time to time offer to sell to Batteries Funding through the Offer Agent, certain receivables (the "Receivables") and Batteries Funding may, in its sole discretion, accept an assignment of all Receivables and Collections and Related Security for its benefit.

(B) Receivables, Collections and Related Security so acquired and not subsequently reacquired by the Seller or collected in full are referred to herein as the "Purchased Receivables".

(C) Under the RSD, Citibank is appointed as the Operating Agent of Batteries Funding (if applicable).

(D) Terms not defined herein shall have the meaning ascribed to such terms in the RSD.

NOW          THIS DEED WITNESSETH as follows:

1. EACH OF THE APPOINTORS APPOINTS each of the Attorneys individually and any receiver appointed from time to time in respect of the Receivables, Collections and Related Security to be its true and lawful attorney for it and in its name to do any of the following acts, deeds and things or any of them as may be within the power of any Appointor after a Early Amortisation Event has occurred:

        (a) to exercise its rights, powers and discretions in respect of the Purchased Receivables, Collections and in respect of the related benefit of any related guarantee and any other related rights (such related benefit and other rights being the "Ancillary Rights");

        (b) to exercise all the rights, powers, remedies and discretions exercisable by a Seller by reason of such Seller remaining for the time being legal owner of any of the Purchased Receivables or the Ancillary Rights;

        (c) to execute, sign, seal and deliver any document and to do any other act or thing which it may deem to be necessary to protect the interests of Batteries Funding and/or the Lenders and/or the Operating Agent, proper or expedient for fully and effectually vesting or transferring the Purchased Receivables and the Ancillary Rights in or to Batteries Funding or its successors in title or other person or persons entitled to the benefit thereof (as the case may require) pursuant to and in accordance with the RSD;

        (d) to demand, sue for and receive all moneys due or payable under or in respect of the Purchased Receivables and the Ancillary Rights and pay such moneys to the persons to whom such moneys are required to be paid under the RSD;

        (e) to redirect mail and endorse drafts, cheques and other payments media, to perform any agreement or obligation of an Appointor under or in connection with the RSD and to exercise all other remedies of an Appointor under the RSD or existing at law; and

        (f) from time to time to substitute and appoint severally one or more attorneys (the "Substitute Attorneys") for all or any of the purposes aforesaid (including the power to authorise any person so appointed to make further appointments).

2. The Appointors hereby agree at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorneys or any Substitute Attorney shall lawfully do or cause to be done under or pursuant to this Power of Attorney to the extent that such act or acts and execution are within the power of the Appointors and within the contemplation of this Power of Attorney and the Appointors shall indemnify the Attorneys or any Substitute Attorney in respect of any loss, claim, cost, expense or liability in connection with this Deed save to the extent that the same arises out of their gross negligence, wilful default or bad faith.

3. The Appointors declare that this Power of Attorney has been given for security purposes and to secure continuing obligations of the Appointors under the Agreements and the abovementioned assignments, assignations and trusts and the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting any of the Appointors.

4. The laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorneys or any Substitute Attorney carried out under the terms hereof.

IN WITNESS whereof this Power of Attorney has been executed by the Appointors as a deed the day and year first above written.

CMP BATTERIES LIMITED (as Seller)

By:




Witnessed by:




DETA UK LIMITED (as Seller)

By:




Witnessed by:




EXIDE (DAGENHAM) LIMITED (as Seller)

By:

Witnessed by:




FULMEN (U.K.) LIMITED (as Seller)

By:




Witnessed by:




EXIDE BATTERIES LIMITED

By:




Witnessed by:

                                   Schedule 17

                            SPECIAL DILUTION RESERVE


    *Settlement Date       *Settlement Date           Table             Reserve
      May 16, 2002           May 15, 2003           May Week 3            1.8%
      May 23, 2002           May 22, 2003           May Week 4            0.1%
      May 30, 2002           May 29, 2003           May Week 5            0.0%
      June 7, 2002           June 5, 2003           June Week 1           0.5%
      June 13, 2002          June 12, 2003          June Week 2           0.2%
      June 20, 2002          June 19, 2003          June Week 3           0.0%
      June 27, 2002          June 26, 2003          June Week 4           0.0%
      July 5, 2002           July 3, 2003           July Week 1           0.0%
      July 11, 2002          July 10, 2003          July Week 2           0.0%
      July 18, 2002          July 17, 2003          July Week 3           0.4%
      July 25, 2002          July 24, 2003          July Week 4           0.0%
     August 1, 2002          July 31, 2003         August Week 1          0.0%
     August 8, 2002         August 7, 2003         August Week 2          0.0%
     August 15, 2002        August 14, 2003        August Week 3          0.0%
     August 22, 2002        August 21, 2003        August Week 4          0.0%
     August 29, 2002        August 28, 2003        August Week 5          2.4%
    September 5, 2002      September 4, 2003     September Week 1         0.7%
   September 12, 2002     September 11, 2003     September Week 2         0.0%
   September 19, 2002     September 18, 2003     September Week 3         3.0%
   September 26, 2002     September 25, 2003     September Week 4         0.0%
     October 3, 2002        October 2, 2003       October Week 1          0.0%
    October 10, 2002        October 9, 2003       October Week 2          0.0%
    October 17, 2002       October 16, 2003       October Week 3          0.0%
    October 24, 2002       October 23, 2003       October Week 4          1.3%
    October 31, 2002       October 30, 2003       October Week 5          0.0%
    November 7, 2002       November 6, 2003       November Week 1         0.0%
    November 14, 2002      November 13, 2003      November Week 2         0.0%
    November 21, 2002      November 20, 2003      November Week 3         0.0%
    November 29, 2002      November 28, 2003      November Week 4         0.0%
    December 5, 2002       December 4, 2003       December Week 1         0.0%
    December 12, 2002      December 11, 2003      December Week 2         0.0%
    December 19, 2002      December 18, 2003      December Week 3         0.0%
    December 27, 2002      December 24, 2003      December Week 4         0.0%
     January 3, 2003        January 2, 2004       January Week 1          0.0%
     January 9, 2003        January 8, 2004       January Week 2          3.6%
    January 16, 2003       January 15, 2004       January Week 3          2.8%
    January 23, 2003       January 22, 2004       January Week 4          0.0%
    January 30, 2003       January 29, 2004       January Week 5          0.0%
    February 6, 2003       February 5, 2004       February Week 1         1.3%
    February 13, 2003      February 12, 2004      February Week 2         2.2%
    February 20, 2003      February 19, 2004      February Week 3         1.1%
    February 27, 2003      February 26, 2004      February Week 4         0.0%
      March 6, 2003          March 4, 2004         March Week 1           2.7%
     March 13, 2003         March 11, 2004         March Week 2           3.3%
     March 20, 2003         March 18, 2004         March Week 3           0.0%
     March 27, 2003         March 25, 2004         March Week 4           0.0%
      April 3, 2003          April 1, 2004         April Week 1           0.8%
     April 10, 2003          April 8, 2004         April Week 2           1.9%
     April 17, 2003         April 15, 2004         April Week 3           0.0%
     April 24, 2003         April 22, 2004         April Week 4           2.0%

    *Settlement Date      *Settlement Date         Table               Reserve
       May 2, 2003         April 29, 2004        May Week 1              1.0%
       May 8, 2003           May 6, 2004         May Week 2              3.2%


* If the date set out in the column below is not a Programme Business Day, the Settlement Date shall be the next succeeding Programme Business Day.

IN WITNESS whereof the parties hereto have duly executed this Receivables Securitisation Deed as a deed the day and year first before written

SELLER:

Executed as a deed by                              )
CMP Batteries Limited                              )
acting by its duly authorised                      )
attorney in the presence of:                       )

Address:          P.O. Box 1,
                  Salford Road
                  Over Hulton
                  Bolton BL5 1DD

Attention:        Company Secretary
Telefax:          +44 (0) 1204 661425





Executed as a deed by                              )
Deta UK Limited                                    )
acting by its duly authorised                      )
attorney in the presence of:                       )

Address:          P.O. Box 1,
                  Salford Road
                  Bolton BL5 1DD
Attention:        Company Secretary
Telefax:          +44(0) 1204 661425


Executed as a deed by                              )
Exide (Dagenham) Limited                           )
acting by its duly authorised                      )
attorney in the presence of:                       )

Address:          P.O. Box 1,
                  Salford Road
                  Over Hulton
                  Bolton BL5 1DD

Attention:        Company Secretary
Telefax:          +44(0) 1204 661425


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

Executed as a deed by                                )
Fulmen (U.K.) Limited                                )
acting by its duly authorised                        )
attorney in the presence of:                         )

Address:          P.O. Box 1,
                  Salford Road
                  Over Hulton
                  Bolton BL5 1DD

Attention:        Company Secretary
Telefax:          +44(0) 1204 661425





OFFER AGENT:

Executed as a deed by                                )
Exide Holding Europe S.A.                            )
acting by its duly authorised attorney               )
in the presence of:                                  )

Address:          5-7 allee des Pierres Mayettes
                  92 636 Gennevilliers Cedex

Attention:        Dr. Albrecht Leuschner
Telefax:          +33 147927481


BUYER:

SIGNED SEALED and DELIVERED                          )
by the duly authorised attorney of
Batteries Funding Limited                            )
In the presence of:                                  )

Address:          West Block
                  International Financial Services
                  Centre
                  Dublin 1

Attention:        The Directors
Telefax:          +353 1 8743050

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

OPERATING AGENT:

Executed as a deed by                                )
Citibank, N.A., London Branch                        )
acting by its duly authorised attorney               )
in the presence of:                                  )

Address: Citicorp Centre
                  33 Canada Square
                  5/th/ Floor
                  Canary Wharf
                  London E14 5LB

Attention:        Nigel Kilvington/Charles Prowse
Telefax:          +44 (0)207 986 4705

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